UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2019

*

This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund**, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. Each remaining series of the Registrant has a fiscal year end other than May 31.

**	Effective June 1, 2019, MFS International Value Fund was redesignated MFS International Intrinsic Value Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

May 31, 2019

MFS® Asset Allocation Funds

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

AAF-ANN

MFS® Asset Allocation Funds

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Conservative Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Fund	15.2%
MFS Inflation-Adjusted Bond Fund	10.2%
MFS Government Securities Fund	10.1%
MFS Limited Maturity Fund	10.0%
MFS Growth Fund	5.9%
MFS Research Fund	5.9%
MFS Value Fund	5.9%
MFS Global Bond Fund	5.1%
MFS High Income Fund	5.0%
MFS Mid Cap Growth Fund	4.0%
MFS Research International Fund	3.9%
MFS Mid Cap Value Fund	3.9%
MFS Emerging Markets Debt Fund	3.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS Global Real Estate Fund	2.0%
MFS International Intrinsic Value Fund	2.0%
MFS International Growth Fund	2.0%
MFS Commodity Strategy Fund	1.9%
MFS New Discovery Fund	1.0%
MFS New Discovery Value Fund	0.9%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Moderate Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Government Securities Fund	10.0%
MFS Total Return Bond Fund	8.1%
MFS Growth Fund	8.0%
MFS Research Fund	8.0%
MFS Value Fund	7.9%
MFS Mid Cap Growth Fund	7.1%
MFS Inflation-Adjusted Bond Fund	7.1%
MFS Mid Cap Value Fund	6.9%
MFS Research International Fund	6.0%
MFS High Income Fund	5.0%
MFS Global Bond Fund	5.0%
MFS Global Real Estate Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS International Intrinsic Value Fund	3.0%
MFS International Growth Fund	3.0%
MFS Commodity Strategy Fund	2.9%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS New Discovery Fund	1.5%
MFS New Discovery Value Fund	1.4%
MFS International New Discovery Fund	1.0%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Growth Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Growth Fund	11.2%
MFS Value Fund	10.9%
MFS Mid Cap Growth Fund	9.3%
MFS Mid Cap Value Fund	8.9%
MFS Research Fund	8.0%
MFS Research International Fund	7.0%
MFS International Intrinsic Value Fund	5.1%
MFS International Growth Fund	5.0%
MFS Inflation-Adjusted Bond Fund	5.0%
MFS High Income Fund	4.9%
MFS Global Real Estate Fund	4.1%
MFS Commodity Strategy Fund	3.7%
MFS Total Return Bond Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS New Discovery Fund	2.0%
MFS International New Discovery Fund	2.0%
MFS Global Bond Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	1.9%
MFS New Discovery Value Fund	1.9%
MFS Emerging Markets Equity Fund	0.9%
Cash & Cash Equivalents	0.2%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio holdings
MFS Growth Fund	13.0%
MFS Value Fund	12.9%
MFS Mid Cap Growth Fund	10.1%
MFS Mid Cap Value Fund	9.9%
MFS Research Fund	9.0%
MFS International Intrinsic Value Fund	8.1%
MFS Research International Fund	8.0%
MFS International Growth Fund	8.0%
MFS Global Real Estate Fund	5.1%
MFS Commodity Strategy Fund	5.0%
MFS International New Discovery Fund	4.0%
MFS New Discovery Fund	2.5%
MFS New Discovery Value Fund	2.4%
MFS Emerging Markets Equity Fund	2.0%
Cash & Cash Equivalents (o)	0.0%

Portfolio actual allocation

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019, central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks in order to encourage the continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the United States and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by a lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

MFS Conservative Allocation Fund

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Conservative Allocation Fund (fund) provided a total return of 4.60%, at net asset value. This compares with a return of 6.40% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (Blended Index), generated a return of 4.64%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, on an absolute basis, fixed income markets generally outperformed equity markets.

Within the fund’s allocation to the fixed income segment, the MFS Limited Maturity Fund, MFS Inflation-Adjusted Bond Fund and MFS Global Bond Fund held back relative performance. A shorter relative duration stance drove the underperformance of the MFS Limited Maturity Fund, while the MFS Global Bond Fund was negatively impacted by a stronger US dollar during the reporting period.

Within US stock funds, the fund’s exposure to the MFS Growth Fund, MFS Mid Cap Growth Fund and MFS Research Fund contributed to relative results. During the reporting period, the fund’s investments in growth funds generally outperformed but were offset by the fund’s investments in value strategies, which underperformed the broader market. From a market capitalization perspective, large capitalization equities generally outperformed small capitalization stocks, meaning that allocations down the capitalization spectrum were generally a detractor from performance.

The fund’s allocation to the international stock fund segment also supported relative results, led by strong relative performance from the MFS International Intrinsic Value Fund, which outpaced its respective benchmark.

The fund’s allocation to specialty funds, overall, positively impacted performance. Within the specialty funds segment, the MFS Global Real Estate Fund supported performance and outweighed the negative impact from its investments in the MFS Commodity Strategy Fund.

MFS Moderate Allocation Fund

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Moderate Allocation Fund (fund) provided a total return of 4.25%, at net asset value. This compares with a return of 3.78% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (Blended Index), generated a return of 3.50%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Management Review – continued

Factors Affecting Performance

During the reporting period, on an absolute basis, fixed income markets generally outperformed equity markets.

Within the fund’s allocation to the fixed income segment, the MFS Global Bond Fund and MFS Inflation-Adjusted Bond Fund held back relative performance. The MFS Global Bond Fund was negatively impacted by a stronger US dollar during the reporting period.

Within US stock funds, the fund’s exposure to the MFS Mid Cap Growth Fund, MFS Growth Fund and MFS Research Fund contributed to relative results. During the reporting period, the fund’s investments in growth funds generally outperformed but were offset by the fund’s investments in value strategies, which underperformed the broader market. From a market capitalization perspective, large capitalization equities generally outperformed small capitalization stocks, meaning that allocations down the capitalization spectrum were generally a detractor from performance.

The fund’s allocation to the international stock fund segment also supported relative results, led by strong relative performance from the MFS International Intrinsic Value Fund, which outpaced its respective benchmark.

The fund’s allocation to specialty funds, overall, positively impacted performance. Within the specialty funds segment, the MFS Global Real Estate Fund supported performance and outweighed the negative impact from its investments in the MFS Commodity Strategy Fund.

MFS Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Growth Allocation Fund (fund) provided a total return of 3.58%, at net asset value. This compares with a return of 3.78% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (Blended Index), generated a return of 2.07%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, on an absolute basis, fixed income markets generally outperformed equity markets.

Within the fund’s allocation to the fixed income segment, investments in both the MFS Emerging Markets Debt Local Currency Fund and MFS Inflation-Adjusted Bond Fund held back relative performance.

Within US stock funds, the fund’s exposure to the MFS Mid Cap Growth Fund, MFS Growth Fund and MFS Research Fund contributed to relative results. During the reporting period, the fund’s investments in growth funds generally outperformed but were offset by the fund’s investments in value strategies, which underperformed the broader market. From a market capitalization perspective, large capitalization equities generally outperformed small capitalization stocks, meaning that allocations down the capitalization spectrum were generally a detractor from performance.

The fund’s allocation to the international stock fund segment also supported relative results, led by strong relative performance from the MFS International Intrinsic Value Fund and MFS International Growth Fund, as both funds outpaced their respective benchmarks.

The fund’s allocation to specialty funds, overall, positively impacted performance. Within the specialty funds segment, the MFS Global Real Estate Fund supported performance and outweighed the negative impact from its investments in the MFS Commodity Strategy Fund.

MFS Aggressive Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Aggressive Growth Allocation Fund (fund) provided a total return of 2.82%, at net asset value. This compares with a return of 3.78% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (Blended Index), generated a return of 0.28%. The Blended Index reflects the blended returns of equity market indices, with percentage allocations to each index designed to resemble the equity allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

Within US stock funds, the fund’s exposure to the MFS Mid Cap Growth Fund, MFS Growth Fund and MFS Research Fund contributed to relative results. During the reporting period, the fund’s investments in growth funds generally outperformed but were offset by the fund’s investments in value strategies, which underperformed the broader market. From a market capitalization perspective, large capitalization equities generally outperformed small capitalization stocks, meaning that allocations down the capitalization spectrum were generally a detractor from performance.

Management Review – continued

The fund’s allocation to the international stock fund segment also supported relative results, led by strong relative performance from the MFS International Intrinsic Value Fund and MFS International Growth Fund, as both funds outpaced their respective benchmarks.

The fund’s allocation to specialty funds, overall, positively impacted performance. Within the specialty funds segment, the MFS Global Real Estate Fund supported performance and outweighed the negative impact from its investments in the MFS Commodity Strategy Fund.

Respectfully,

Portfolio Manager(s)

Joseph Flaherty and Natalie Shapiro

Note to Shareholders: Effective September 1, 2018, Natalie Shapiro became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/19

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr

A	6/28/02	4.60%	4.10%	7.10%

B	6/28/02	3.81%	3.32%	6.31%

C	6/28/02	3.88%	3.33%	6.31%

I	6/28/02	4.89%	4.37%	7.37%

R1	4/01/05	3.83%	3.32%	6.31%

R2	10/31/03	4.34%	3.83%	6.83%

R3	4/01/05	4.57%	4.09%	7.10%

R4	4/01/05	4.86%	4.36%	7.38%

529A	7/31/02	4.60%	4.06%	7.05%

529B	7/31/02	3.79%	3.28%	6.24%
529C	7/31/02	3.82%	3.27%	6.24%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		6.40%	2.70%	3.83%
MFS Conservative Allocation Fund Blended Index (f)(w)		4.64%	4.56%	7.04%
Bloomberg Commodity Index (f)		(12.37)%	(9.52)%	(4.18)%
FTSE/EPRA Nareit Developed Real Estate Index (net div) (f)		7.53%	4.79%	10.39%
MSCI EAFE Index (net div) (f)		(5.75)%	1.27%	6.23%
Standard & Poor’s 500 Stock Index (f)		3.78%	9.66%	13.95%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(1.41)%	2.88%	6.47%
B With CDSC (Declining over six years from 4% to 0%) (v)	(0.17)%	2.96%	6.31%
C With CDSC (1% for 12 months) (v)	2.88%	3.33%	6.31%
529A With Initial Sales Charge (5.75%)	(1.42)%	2.83%	6.41%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(0.19)%	2.92%	6.24%
529C With CDSC (1% for 12 months) (v)	2.82%	3.27%	6.24%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)

As of May 31, 2019, the MFS Conservative Allocation Fund Blended Index (a custom index) was comprised of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index (net div), 2% Bloomberg Commodity Index, and 2% FTSE/EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr

A	6/28/02	4.25%	5.10%	8.82%

B	6/28/02	3.49%	4.31%	8.01%

C	6/28/02	3.53%	4.32%	8.01%

I	6/28/02	4.51%	5.36%	9.10%

R1	4/01/05	3.53%	4.32%	8.01%

R2	10/31/03	4.02%	4.84%	8.55%

R3	4/01/05	4.22%	5.09%	8.82%

R4	4/01/05	4.52%	5.36%	9.10%

529A	7/31/02	4.18%	5.05%	8.76%

529B	7/31/02	3.44%	4.26%	7.96%
529C	7/31/02	3.43%	4.26%	7.94%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		3.78%	9.66%	13.95%
MFS Moderate Allocation Fund Blended Index (f)(w)		3.50%	5.20%	8.42%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		6.40%	2.70%	3.83%
Bloomberg Commodity Index (f)		(12.37)%	(9.52)%	(4.18)%
FTSE/EPRA Nareit Developed Real Estate Index (net div) (f)		7.53%	4.79%	10.39%
MSCI EAFE Index (net div) (f)		(5.75)%	1.27%	6.23%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(1.74)%	3.86%	8.18%
B With CDSC (Declining over six years from 4% to 0%) (v)	(0.44)%	3.97%	8.01%
C With CDSC (1% for 12 months) (v)	2.55%	4.32%	8.01%
529A With Initial Sales Charge (5.75%)	(1.81)%	3.81%	8.12%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(0.49)%	3.92%	7.96%
529C With CDSC (1% for 12 months) (v)	2.45%	4.26%	7.94%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)

As of May 31, 2019, the MFS Moderate Allocation Fund Blended Index (a custom index) was comprised of 41% Bloomberg Barclays U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE Index (net div), 3% Bloomberg Commodity Index, and 2% FTSE/EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr

A	6/28/02	3.58%	6.04%	10.30%

B	6/28/02	2.85%	5.26%	9.48%

C	6/28/02	2.84%	5.25%	9.48%

I	6/28/02	3.84%	6.30%	10.58%

R1	4/01/05	2.85%	5.26%	9.49%

R2	10/31/03	3.34%	5.78%	10.03%

R3	4/01/05	3.59%	6.05%	10.30%

R4	4/01/05	3.83%	6.30%	10.57%

529A	7/31/02	3.57%	6.00%	10.24%

529B	7/31/02	2.77%	5.20%	9.42%
529C	7/31/02	2.74%	5.20%	9.41%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		3.78%	9.66%	13.95%
MFS Growth Allocation Fund Blended Index (f)(w)		2.07%	5.71%	9.65%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		6.40%	2.70%	3.83%
Bloomberg Commodity Index (f)		(12.37)%	(9.52)%	(4.18)%
FTSE/EPRA Nareit Developed Real Estate Index (net div) (f)		7.53%	4.79%	10.39%
MSCI EAFE Index (net div) (f)		(5.75)%	1.27%	6.23%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(2.37)%	4.79%	9.65%
B With CDSC (Declining over six years from 4% to 0%) (v)	(1.04)%	4.93%	9.48%
C With CDSC (1% for 12 months) (v)	1.86%	5.25%	9.48%
529A With Initial Sales Charge (5.75%)	(2.38)%	4.76%	9.59%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(1.11)%	4.87%	9.42%
529C With CDSC (1% for 12 months) (v)	1.77%	5.20%	9.41%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)

As of May 31, 2019, the MFS Growth Allocation Fund Blended Index (a custom index) was comprised of 52% Standard & Poor’s 500 Stock Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net div), 4% Bloomberg Commodity Index, and 4% FTSE/EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr

A	6/28/02	2.82%	6.88%	11.43%

B	6/28/02	2.03%	6.08%	10.59%

C	6/28/02	2.04%	6.08%	10.60%

I	6/28/02	3.05%	7.14%	11.70%

R1	4/01/05	2.03%	6.07%	10.59%

R2	10/31/03	2.56%	6.61%	11.14%

R3	4/01/05	2.78%	6.88%	11.42%

R4	4/01/05	3.05%	7.14%	11.72%

529A	7/31/02	2.75%	6.83%	11.37%

529B	7/31/02	2.00%	6.03%	10.52%
529C	7/31/02	1.99%	6.03%	10.53%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		3.78%	9.66%	13.95%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)		0.28%	5.94%	10.67%
Bloomberg Commodity Index (f)		(12.37)%	(9.52)%	(4.18)%
FTSE/EPRA Nareit Developed Real Estate Index (net div) (f)		7.53%	4.79%	10.39%
MSCI EAFE Index (net div) (f)		(5.75)%	1.27%	6.23%

Performance Summary – continued

Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(3.09)%	5.62%	10.77%
B With CDSC (Declining over six years from 4% to 0%) (v)	(1.86)%	5.76%	10.59%
C With CDSC (1% for 12 months) (v)	1.07%	6.08%	10.60%
529A With Initial Sales Charge (5.75%)	(3.16)%	5.57%	10.71%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(1.89)%	5.71%	10.52%
529C With CDSC (1% for 12 months) (v)	1.02%	6.03%	10.53%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)

As of May 31, 2019, the MFS Aggressive Growth Allocation Fund Blended Index (a custom index) was comprised of 60% Standard & Poor’s 500 Stock Index, 30% MSCI EAFE Index (net div), 5% Bloomberg Commodity Index, and 5% FTSE/EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Bloomberg Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE/EPRA Nareit Developed Real Estate Index (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.33%	$1,000.00	$1,054.28	$1.69
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
B	Actual	1.08%	$1,000.00	$1,050.34	$5.52
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
C	Actual	1.08%	$1,000.00	$1,051.04	$5.52
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
I	Actual	0.08%	$1,000.00	$1,055.80	$0.41
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R1	Actual	1.08%	$1,000.00	$1,050.78	$5.52
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R2	Actual	0.58%	$1,000.00	$1,053.19	$2.97
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R3	Actual	0.33%	$1,000.00	$1,054.09	$1.69
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
R4	Actual	0.08%	$1,000.00	$1,055.62	$0.41
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
529A	Actual	0.37%	$1,000.00	$1,054.41	$1.90
	Hypothetical (h)	0.37%	$1,000.00	$1,023.09	$1.87
529B	Actual	1.12%	$1,000.00	$1,050.45	$5.73
	Hypothetical (h)	1.12%	$1,000.00	$1,019.35	$5.64
529C	Actual	1.13%	$1,000.00	$1,050.74	$5.78
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Conservative Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.34%	$1,000.00	$1,054.57	$1.74
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
B	Actual	1.09%	$1,000.00	$1,050.34	$5.57
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
C	Actual	1.09%	$1,000.00	$1,050.88	$5.57
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
I	Actual	0.09%	$1,000.00	$1,055.16	$0.46
	Hypothetical (h)	0.09%	$1,000.00	$1,024.48	$0.45
R1	Actual	1.09%	$1,000.00	$1,050.91	$5.57
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
R2	Actual	0.59%	$1,000.00	$1,053.21	$3.02
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R3	Actual	0.34%	$1,000.00	$1,053.80	$1.74
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
R4	Actual	0.09%	$1,000.00	$1,055.40	$0.46
	Hypothetical (h)	0.09%	$1,000.00	$1,024.48	$0.45
529A	Actual	0.38%	$1,000.00	$1,054.09	$1.95
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
529B	Actual	1.14%	$1,000.00	$1,050.17	$5.83
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
529C	Actual	1.14%	$1,000.00	$1,050.04	$5.83
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Moderate Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.35%	$1,000.00	$1,050.42	$1.79
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,046.72	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,046.81	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,051.84	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,046.84	$5.61
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,049.37	$3.07
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,050.61	$1.79
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,051.87	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
529A	Actual	0.39%	$1,000.00	$1,050.42	$1.99
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97
529B	Actual	1.15%	$1,000.00	$1,046.64	$5.87
	Hypothetical (h)	1.15%	$1,000.00	$1,019.20	$5.79
529C	Actual	1.14%	$1,000.00	$1,046.10	$5.82
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.38%	$1,000.00	$1,046.78	$1.94
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
B	Actual	1.13%	$1,000.00	$1,043.19	$5.76
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
C	Actual	1.13%	$1,000.00	$1,043.08	$5.76
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
I	Actual	0.13%	$1,000.00	$1,048.00	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R1	Actual	1.13%	$1,000.00	$1,042.87	$5.76
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R2	Actual	0.63%	$1,000.00	$1,045.53	$3.21
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R3	Actual	0.38%	$1,000.00	$1,047.02	$1.94
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
R4	Actual	0.13%	$1,000.00	$1,048.21	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
529A	Actual	0.42%	$1,000.00	$1,046.70	$2.14
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12
529B	Actual	1.18%	$1,000.00	$1,042.64	$6.01
	Hypothetical (h)	1.18%	$1,000.00	$1,019.05	$5.94
529C	Actual	1.17%	$1,000.00	$1,042.45	$5.96
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Aggressive Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Investment Companies (h) - 100.0%

Issuer	Shares/Par	Value ($)
Bond Funds - 60.6%
MFS Emerging Markets Debt Fund - Class R6	5,996,914	$85,815,845
MFS Emerging Markets Debt Local Currency Fund - Class R6	8,690,082	56,833,136
MFS Global Bond Fund - Class R6	16,207,035	143,594,334
MFS Government Securities Fund - Class R6	29,232,168	287,644,533
MFS High Income Fund - Class R6	42,730,974	142,294,143
MFS Inflation-Adjusted Bond Fund - Class R6	27,904,148	288,807,931
MFS Limited Maturity Fund - Class R6	47,845,160	285,635,602
MFS Total Return Bond Fund - Class R6	40,183,706	431,573,001
		$1,722,198,525
International Stock Funds - 7.9%
MFS International Growth Fund - Class R6	1,705,018	$55,941,628
MFS International Intrinsic Value Fund - Class R6	1,333,264	56,317,093
MFS Research International Fund - Class R6	6,487,457	111,973,507
		$224,232,228
Specialty Funds - 3.9%
MFS Commodity Strategy Fund - Class R6	10,559,850	$54,594,424
MFS Global Real Estate Fund - Class R6	3,358,327	56,789,322
		$111,383,746
U.S. Stock Funds - 27.5%
MFS Growth Fund - Class R6	1,519,718	$168,855,811
MFS Mid Cap Growth Fund - Class R6	5,680,996	113,733,540
MFS Mid Cap Value Fund - Class R6	4,940,528	110,272,593
MFS New Discovery Fund - Class R6	942,830	27,804,055
MFS New Discovery Value Fund - Class R6	1,868,041	27,236,038
MFS Research Fund - Class R6	4,091,576	167,550,031
MFS Value Fund - Class R6	4,262,255	166,824,657
		$782,276,725
Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 2.46% (v)	1,939,958	$1,939,958
Total Investment Companies (Identified Cost, $2,251,867,412)		$2,842,031,182

Other Assets, Less Liabilities - (0.0)%		(108,404)
Net Assets - 100.0%		$2,841,922,778

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS MODERATE ALLOCATION FUND

Investment Companies (h) - 100.0%

Issuer	Shares/Par	Value ($)
Bond Funds - 40.3%
MFS Emerging Markets Debt Fund - Class R6	11,409,725	$163,273,168
MFS Emerging Markets Debt Local Currency Fund - Class R6	16,227,036	106,124,816
MFS Global Bond Fund - Class R6	30,575,601	270,899,820
MFS Government Securities Fund - Class R6	55,047,493	541,667,330
MFS High Income Fund - Class R6	81,497,959	271,388,203
MFS Inflation-Adjusted Bond Fund - Class R6	36,922,450	382,147,360
MFS Total Return Bond Fund - Class R6	40,727,701	437,415,509
		$2,172,916,206
International Stock Funds - 13.0%
MFS International Growth Fund - Class R6	4,914,474	$161,243,895
MFS International Intrinsic Value Fund - Class R6	3,852,988	162,750,224
MFS International New Discovery Fund - Class R6	1,641,799	53,801,749
MFS Research International Fund - Class R6	18,682,001	322,451,325
		$700,247,193
Specialty Funds - 5.9%
MFS Commodity Strategy Fund - Class R6	29,804,323	$154,088,353
MFS Global Real Estate Fund - Class R6	9,721,673	164,393,483
		$318,481,836
U.S. Stock Funds - 40.8%
MFS Growth Fund - Class R6	3,907,458	$434,157,611
MFS Mid Cap Growth Fund - Class R6	19,228,741	384,959,391
MFS Mid Cap Value Fund - Class R6	16,568,442	369,807,629
MFS New Discovery Fund - Class R6	2,730,273	80,515,743
MFS New Discovery Value Fund - Class R6	5,345,044	77,930,749
MFS Research Fund - Class R6	10,503,937	430,136,229
MFS Value Fund - Class R6	10,923,353	427,540,047
		$2,205,047,399
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 2.46% (v)	1,744,726	$1,744,726
Total Investment Companies (Identified Cost, $3,946,513,758)		$5,398,437,360

Other Assets, Less Liabilities - 0.0%		1,444,244
Net Assets - 100.0%		$5,399,881,604

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Investment Companies (h) - 100.0%

Issuer	Shares/Par	Value ($)
Bond Funds - 19.8%
MFS Emerging Markets Debt Fund - Class R6	10,138,096	$145,076,152
MFS Emerging Markets Debt Local Currency Fund - Class R6	14,385,587	94,081,740
MFS Global Bond Fund - Class R6	10,869,987	96,308,089
MFS High Income Fund - Class R6	72,335,843	240,878,355
MFS Inflation-Adjusted Bond Fund - Class R6	23,454,955	242,758,781
MFS Total Return Bond Fund - Class R6	13,585,053	145,903,471
		$965,006,588
International Stock Funds - 20.0%
MFS Emerging Markets Equity Fund - Class R6	1,377,593	$45,887,632
MFS International Growth Fund - Class R6	7,407,707	243,046,863
MFS International Intrinsic Value Fund - Class R6	5,815,220	245,634,900
MFS International New Discovery Fund - Class R6	2,943,039	96,443,387
MFS Research International Fund - Class R6	19,661,878	339,364,007
		$970,376,789
Specialty Funds - 7.8%
MFS Commodity Strategy Fund - Class R6	35,265,980	$182,325,116
MFS Global Real Estate Fund - Class R6	11,712,900	198,065,141
		$380,390,257
U.S. Stock Funds - 52.2%
MFS Growth Fund - Class R6	4,884,455	$542,711,851
MFS Mid Cap Growth Fund - Class R6	22,511,423	450,678,683
MFS Mid Cap Value Fund - Class R6	19,254,527	429,761,038
MFS New Discovery Fund - Class R6	3,309,466	97,596,153
MFS New Discovery Value Fund - Class R6	6,417,371	93,565,264
MFS Research Fund - Class R6	9,523,027	389,967,978
MFS Value Fund - Class R6	13,587,835	531,827,882
		$2,536,108,849
Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 2.46% (v)	11,732,270	$11,732,270
Total Investment Companies (Identified Cost, $3,156,300,741)		$4,863,614,753

Other Assets, Less Liabilities - (0.0)%		(391,797)
Net Assets - 100.0%		$4,863,222,956

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Investment Companies (h) - 100.0%

Issuer	Shares/Par	Value ($)
International Stock Funds - 30.1%
MFS Emerging Markets Equity Fund - Class R6	1,061,628	$35,362,834
MFS International Growth Fund - Class R6	4,336,012	142,264,568
MFS International Intrinsic Value Fund - Class R6	3,386,549	143,047,824
MFS International New Discovery Fund - Class R6	2,187,029	71,668,941
MFS Research International Fund - Class R6	8,267,044	142,689,177
		$535,033,344
Specialty Funds - 10.1%
MFS Commodity Strategy Fund - Class R6	16,992,171	$87,849,521
MFS Global Real Estate Fund - Class R6	5,362,800	90,684,955
		$178,534,476
U.S. Stock Funds - 59.8%
MFS Growth Fund - Class R6	2,082,553	$231,392,414
MFS Mid Cap Growth Fund - Class R6	8,979,112	179,761,816
MFS Mid Cap Value Fund - Class R6	7,831,568	174,800,608
MFS New Discovery Fund - Class R6	1,491,511	43,984,656
MFS New Discovery Value Fund - Class R6	2,964,428	43,221,367
MFS Research Fund - Class R6	3,892,056	159,379,697
MFS Value Fund - Class R6	5,864,474	229,535,507
		$1,062,076,065
Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 2.46% (v)	255,445	$255,445
Total Investment Companies (Identified Cost, $1,030,286,043)		$1,775,899,330

Other Assets, Less Liabilities - 0.0%		74,340
Net Assets - 100.0%		$1,775,973,670

Portfolio Footnotes:

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers were as follows:

Affiliated Issuers
MFS Conservative Allocation Fund	$2,842,031,182
MFS Moderate Allocation Fund	5,398,437,360
MFS Growth Allocation Fund	4,863,614,753
MFS Aggressive Growth Allocation Fund	1,775,899,330

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/19

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Assets
Investments in affiliated issuers, at value (identified cost, $2,251,867,412, $3,946,513,758, $3,156,300,741, and $1,030,286,043, respectively)	$2,842,031,182	$5,398,437,360	$4,863,614,753	$1,775,899,330

Receivables for

Investments sold	1,097,777	1,640,315	1,983,969	1,049,662

Fund shares sold	2,323,715	5,649,420	3,918,662	1,850,655

Receivable from investment adviser	—	—	—	21,946
Other assets	6,331	11,429	10,139	3,928
Total assets	$2,845,459,005	$5,405,738,524	$4,869,527,523	$1,778,825,521

Liabilities

Payables for

Distributions	$—	$1,911	$2,088	$—

Investments purchased	535,521	484,002	136,676	1,673

Fund shares reacquired	2,320,246	3,896,902	4,584,986	2,101,105

Payable to affiliates

Administrator	94	94	94	94

Investment adviser	—	—	14,854	—

Shareholder servicing costs	492,934	1,156,704	1,260,270	606,530

Distribution and service fees	56,430	109,727	93,270	29,007

Program manager fee	529	864	872	490

Payable for independent Trustees’ compensation	14	42	11	11
Accrued expenses and other liabilities	130,459	206,674	211,446	112,941
Total liabilities	$3,536,227	$5,856,920	$6,304,567	$2,851,851
Net assets	$2,841,922,778	$5,399,881,604	$4,863,222,956	$1,775,973,670

Net assets consist of

Paid-in capital	$2,280,500,339	$3,917,031,235	$3,120,849,107	$1,010,141,195
Total distributable earnings (loss)	561,422,439	1,482,850,369	1,742,373,849	765,832,475
Net assets	$2,841,922,778	$5,399,881,604	$4,863,222,956	$1,775,973,670

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Net assets

Class A	$1,294,552,937	$3,038,919,068	$2,852,131,147	$869,145,930

Class B	93,839,339	210,011,331	177,893,176	52,511,912

Class C	535,353,983	917,199,012	714,230,410	221,718,793

Class I	367,586,311	275,275,960	237,231,713	167,526,989

Class R1	11,464,588	26,171,201	23,325,538	17,093,436

Class R2	64,219,722	136,699,200	138,540,877	63,037,997

Class R3	101,883,780	270,596,667	170,299,195	97,865,912

Class R4	179,833,385	210,597,328	232,530,348	109,383,798

Class 529A	143,580,553	233,914,814	244,868,772	145,818,928

Class 529B	6,255,789	8,882,085	10,819,521	4,253,473
Class 529C	43,352,391	71,614,938	61,352,259	27,616,502
Total net assets	$2,841,922,778	$5,399,881,604	$4,863,222,956	$1,775,973,670

Shares of beneficial interest outstanding

Class A	83,796,767	173,066,776	140,769,681	37,886,796

Class B	6,113,293	12,115,620	8,860,640	2,323,622

Class C	35,228,911	53,304,924	35,987,732	9,915,445

Class I	23,566,809	15,452,036	11,597,813	7,179,653

Class R1	770,033	1,555,489	1,201,338	776,800

Class R2	4,283,568	7,966,471	7,003,203	2,809,209

Class R3	6,652,752	15,538,296	8,482,463	4,301,562

Class R4	11,632,030	12,003,887	11,486,116	4,752,915

Class 529A	9,346,732	13,394,786	12,189,361	6,403,409

Class 529B	414,313	518,188	544,831	190,653
Class 529C	2,882,645	4,209,639	3,135,928	1,255,044
Total shares of beneficial interest outstanding	184,687,853	309,126,112	241,259,106	77,795,108

Class A shares

Net asset value per share
(net assets / shares of beneficial interest outstanding)	$15.45	$17.56	$20.26	$22.94
Offering price per share (100 / 94.25 × net asset value per share)	$16.39	$18.63	$21.50	$24.34

Class B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.35	$17.33	$20.08	$22.60

Class C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.20	$17.21	$19.85	$22.36

Class I shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.60	$17.81	$20.45	$23.33

Class R1 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.89	$16.83	$19.42	$22.00

Class R2 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.99	$17.16	$19.78	$22.44

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Class R3 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.31	$17.41	$20.08	$22.75

Class R4 shares

Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.46	$17.54	$20.24	$23.01

Class 529A shares

Net asset value and redemption price per share
(net assets / shares of beneficial interest outstanding)	$15.36	$17.46	$20.09	$22.77
Offering price per share (100 / 94.25 × net asset value per share)	$16.30	$18.53	$21.32	$24.16

Class 529B shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.10	$17.14	$19.86	$22.31

Class 529C shares

Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$15.04	$17.01	$19.56	$22.00

On sales of $50,000 or more, the maximum offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/19

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Net investment income (loss)
Dividends from affiliated issuers	$75,642,758	$134,302,988	$108,658,311	$32,598,714
Other	431	785	696	269
Total investment income	$75,643,189	$134,303,773	$108,659,007	$32,598,983
Expenses

Distribution and service fees	$11,282,319	$22,477,630	$19,203,283	$6,415,416

Shareholder servicing costs	1,641,231	3,966,473	4,431,427	2,203,753

Program manager fees	92,086	155,999	156,630	89,996

Administrative services fee	17,500	17,500	17,500	17,500

Independent Trustees’ compensation	39,291	83,045	61,609	30,530

Custodian fee	63,202	105,223	84,361	34,927

Shareholder communications	151,607	293,276	327,674	125,426

Audit and tax fees	37,085	37,840	37,645	36,776

Legal fees	24,295	46,285	40,996	14,286
Miscellaneous	240,539	309,429	281,791	203,662
Total expenses	$13,589,155	$27,492,700	$24,642,916	$9,172,272
Reduction of expenses by investment adviser and distributor	(32,259)	(103,217)	(466,006)	(407,094)
Net expenses	$13,556,896	$27,389,483	$24,176,910	$8,765,178
Net investment income (loss)	$62,086,293	$106,914,290	$84,482,097	$23,833,805

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)

Investments in affiliated issuers	$14,631,732	$60,661,949	$47,638,066	$14,479,957
Capital gain distributions from affiliated issuers	39,414,824	112,162,501	123,685,955	54,625,694
Net realized gain (loss)	$54,046,556	$172,824,450	$171,324,021	$69,105,651
Change in unrealized appreciation or depreciation Affiliated issuers	$2,181,106	$(69,817,389)	$(96,003,027)	$(46,506,757)
Net realized and unrealized gain (loss)	$56,227,662	$103,007,061	$75,320,994	$22,598,894
Change in net assets from operations	$118,313,955	$209,921,351	$159,803,091	$46,432,699

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/19	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income (loss)	$62,086,293	$106,914,290	$84,482,097	$23,833,805

Net realized gain (loss)	54,046,556	172,824,450	171,324,021	69,105,651
Net unrealized gain (loss)	2,181,106	(69,817,389)	(96,003,027)	(46,506,757)
Change in net assets from operations	$118,313,955	$209,921,351	$159,803,091	$46,432,699
Total distributions to shareholders (a)	$(128,695,165)	$(296,357,134)	$(273,128,441)	$(85,858,612)
Change in net assets from fund share transactions	$(91,192,337)	$(203,578,431)	$6,168,293	$24,723,734
Total change in net assets	$(101,573,547)	$(290,014,214)	$(107,157,057)	$(14,702,179)

Net assets
At beginning of period	2,943,496,325	5,689,895,818	4,970,380,013	1,790,675,849
At end of period (b)	$2,841,922,778	$5,399,881,604	$4,863,222,956	$1,775,973,670
(a)	Distributions from net investment income and from net realized gain are no longer required to be separately disclosed.
(b)	Disclosure of accumulated undistributed (distributions in excess of) net investment income is no longer required.

Year ended 5/31/18	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income (loss)	$55,406,667	$102,189,338	$78,124,670	$20,356,782

Net realized gain (loss)	70,292,004	195,064,900	214,776,132	68,097,620
Net unrealized gain (loss)	9,361,389	117,691,149	191,829,182	119,289,268
Change in net assets from operations	$135,060,060	$414,945,387	$484,729,984	$207,743,670

Distributions declared to shareholders
From net investment income	$(56,828,595)	$(111,366,799)	$(86,699,103)	$(21,201,570)
From net realized gain	(65,503,634)	(133,355,512)	(141,087,428)	(46,669,254)
Total distributions declared to shareholders	$(122,332,229)	$(244,722,311)	$(227,786,531)	$(67,870,824)
Change in net assets from fund share transactions	$(25,760,358)	$(375,172,510)	$(363,453,412)	$(58,158,999)
Total change in net assets	$(13,032,527)	$(204,949,434)	$(106,509,959)	$81,713,847

Net assets
At beginning of period	2,956,528,852	5,894,845,252	5,076,889,972	1,708,962,002
At end of period	$2,943,496,325	$5,689,895,818	$4,970,380,013	$1,790,675,849
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$7,602,113	$9,851,441	$5,772,234	$(2,494,268)

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.50	$15.43	$14.69		$15.05	$14.91

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.35	$0.32	$0.26	(c)	$0.21	$0.25
Net realized and unrealized gain (loss)	0.31	0.43	0.85		(0.18)	0.22
Total from investment operations	$0.66	$0.75	$1.11		$0.03	$0.47

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.33)	$(0.26)		$(0.23)	$(0.28)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.71)	$(0.68)	$(0.37)		$(0.39)	$(0.33)
Net asset value, end of period (x)	$15.45	$15.50	$15.43		$14.69	$15.05
Total return (%) (r)(s)(t)(x)	4.60	4.91	7.71	(c)	0.27	3.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.32	0.33	(c)	0.33	0.33

Expenses after expense reductions (f)(h)	0.33	0.32	0.33	(c)	0.33	0.33

Net investment income (loss) (l)	2.30	2.05	1.72	(c)	1.45	1.70

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$1,294,553	$1,321,127	$1,330,751		$1,435,774	$1,423,985

	Year ended
Class B	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.40	$15.33	$14.60		$14.95	$14.82

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.24	$0.20	$0.14	(c)	$0.10	$0.14
Net realized and unrealized gain (loss)	0.30	0.43	0.85		(0.17)	0.21
Total from investment operations	$0.54	$0.63	$0.99		$(0.07)	$0.35

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.15)		$(0.12)	$(0.17)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.59)	$(0.56)	$(0.26)		$(0.28)	$(0.22)
Net asset value, end of period (x)	$15.35	$15.40	$15.33		$14.60	$14.95
Total return (%) (r)(s)(t)(x)	3.81	4.13	6.87	(c)	(0.43)	2.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.07	1.08	(c)	1.08	1.08

Expenses after expense reductions (f)(h)	1.08	1.07	1.08	(c)	1.08	1.08

Net investment income (loss) (l)	1.56	1.31	0.97	(c)	0.71	0.95

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$93,839	$116,669	$137,431		$150,726	$165,711

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class C	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.25	$15.20	$14.47		$14.83	$14.70

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.20	$0.14	(c)	$0.10	$0.14
Net realized and unrealized gain (loss)	0.32	0.41	0.85		(0.18)	0.21
Total from investment operations	$0.55	$0.61	$0.99		$(0.08)	$0.35

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.21)	$(0.15)		$(0.12)	$(0.17)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.60)	$(0.56)	$(0.26)		$(0.28)	$(0.22)
Net asset value, end of period (x)	$15.20	$15.25	$15.20		$14.47	$14.83
Total return (%) (r)(s)(t)(x)	3.88	4.05	6.94	(c)	(0.48)	2.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.07	1.08	(c)	1.08	1.08

Expenses after expense reductions (f)(h)	1.08	1.07	1.08	(c)	1.08	1.08

Net investment income (loss) (l)	1.55	1.31	0.97	(c)	0.71	0.95

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$535,354	$571,300	$670,914		$727,084	$748,188

	Year ended
Class I	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.64	$15.57	$14.82		$15.17	$15.03

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.40	$0.36	$0.29	(c)	$0.24	$0.28
Net realized and unrealized gain (loss)	0.31	0.43	0.87		(0.17)	0.23
Total from investment operations	$0.71	$0.79	$1.16		$0.07	$0.51

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.37)	$(0.30)		$(0.26)	$(0.32)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.75)	$(0.72)	$(0.41)		$(0.42)	$(0.37)
Net asset value, end of period (x)	$15.60	$15.64	$15.57		$14.82	$15.17
Total return (%) (r)(s)(t)(x)	4.89	5.13	7.99	(c)	0.58	3.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.07	0.08	(c)	0.08	0.09

Expenses after expense reductions (f)(h)	N/A	N/A	N/A		N/A	0.09

Net investment income (loss) (l)	2.58	2.32	1.92	(c)	1.66	1.84

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$367,586	$358,866	$271,960		$203,031	$160,405

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class R1	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$14.96	$14.92	$14.21		$14.56	$14.44

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.20	$0.14	(c)	$0.10	$0.14
Net realized and unrealized gain (loss)	0.30	0.41	0.83		(0.17)	0.20
Total from investment operations	$0.53	$0.61	$0.97		$(0.07)	$0.34

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)	$(0.15)		$(0.12)	$(0.17)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.60)	$(0.57)	$(0.26)		$(0.28)	$(0.22)
Net asset value, end of period (x)	$14.89	$14.96	$14.92		$14.21	$14.56
Total return (%) (r)(s)(t)(x)	3.83	4.08	6.93	(c)	(0.42)	2.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.07	1.08	(c)	1.08	1.08

Expenses after expense reductions (f)(h)	N/A	N/A	N/A		N/A	1.08

Net investment income (loss) (l)	1.53	1.31	0.97	(c)	0.71	0.98

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$11,465	$12,794	$14,641		$18,875	$21,493

	Year ended
Class R2	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.06	$15.02	$14.31		$14.66	$14.54

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.31	$0.28	$0.22	(c)	$0.17	$0.21
Net realized and unrealized gain (loss)	0.30	0.40	0.82		(0.17)	0.20
Total from investment operations	$0.61	$0.68	$1.04		$0.00 (w)	$0.41

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.29)	$(0.22)		$(0.19)	$(0.24)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.68)	$(0.64)	$(0.33)		$(0.35)	$(0.29)
Net asset value, end of period (x)	$14.99	$15.06	$15.02		$14.31	$14.66
Total return (%) (r)(s)(t)(x)	4.34	4.58	7.44	(c)	0.09	2.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.58	0.57	0.58	(c)	0.58	0.58

Expenses after expense reductions (f)(h)	0.58	0.57	0.58	(c)	0.58	0.58

Net investment income (loss) (l)	2.06	1.81	1.48	(c)	1.23	1.44

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$64,220	$72,083	$85,187		$97,053	$112,187

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class R3	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.37	$15.31	$14.58		$14.93	$14.80

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.35	$0.32	$0.25	(c)	$0.21	$0.25
Net realized and unrealized gain (loss)	0.30	0.42	0.85		(0.17)	0.21
Total from investment operations	$0.65	$0.74	$1.10		$0.04	$0.46

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.33)	$(0.26)		$(0.23)	$(0.28)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.71)	$(0.68)	$(0.37)		$(0.39)	$(0.33)
Net asset value, end of period (x)	$15.31	$15.37	$15.31		$14.58	$14.93
Total return (%) (r)(s)(t)(x)	4.57	4.88	7.70	(c)	0.34	3.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.32	0.33	(c)	0.33	0.33

Expenses after expense reductions (f)(h)	N/A	N/A	0.33	(c)	0.33	0.33

Net investment income (loss) (l)	2.33	2.05	1.71	(c)	1.46	1.69

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$101,884	$112,696	$146,688		$172,074	$181,348

	Year ended
Class R4	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.51	$15.44	$14.70		$15.06	$14.92

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.41	$0.37	$0.29	(c)	$0.25	$0.29
Net realized and unrealized gain (loss)	0.29	0.42	0.86		(0.19)	0.22
Total from investment operations	$0.70	$0.79	$1.15		$0.06	$0.51

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.37)	$(0.30)		$(0.26)	$(0.32)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.75)	$(0.72)	$(0.41)		$(0.42)	$(0.37)
Net asset value, end of period (x)	$15.46	$15.51	$15.44		$14.70	$15.06
Total return (%) (r)(s)(t)(x)	4.86	5.17	7.98	(c)	0.52	3.42

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.07	0.08	(c)	0.08	0.08

Expenses after expense reductions (f)(h)	N/A	N/A	N/A		N/A	0.08

Net investment income (loss) (l)	2.65	2.36	1.95	(c)	1.73	1.95

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$179,833	$196,658	$135,695		$109,923	$123,347
See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.41	$15.35	$14.62		$14.97	$14.84

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.34	$0.31	$0.25	(c)	$0.20	$0.26
Net realized and unrealized gain (loss)	0.32	0.43	0.84		(0.17)	0.19
Total from investment operations	$0.66	$0.74	$1.09		$0.03	$0.45

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.33)	$(0.25)		$(0.22)	$(0.27)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.71)	$(0.68)	$(0.36)		$(0.38)	$(0.32)
Net asset value, end of period (x)	$15.36	$15.41	$15.35		$14.62	$14.97
Total return (%) (r)(s)(t)(x)	4.60	4.83	7.65	(c)	0.30	3.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.40	0.43	(c)	0.43	0.43

Expenses after expense reductions (f)(h)	0.37	0.36	0.37	(c)	0.37	0.37

Net investment income (loss) (l)	2.26	2.03	1.66	(c)	1.41	1.77

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$143,581	$132,290	$109,297		$89,761	$83,149

	Year ended
Class 529B	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.16	$15.11	$14.39		$14.74	$14.61

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.19	$0.13	(c)	$0.10	$0.15
Net realized and unrealized gain (loss)	0.31	0.42	0.84		(0.18)	0.19
Total from investment operations	$0.53	$0.61	$0.97		$(0.08)	$0.34

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.14)		$(0.11)	$(0.16)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.59)	$(0.56)	$(0.25)		$(0.27)	$(0.21)
Net asset value, end of period (x)	$15.10	$15.16	$15.11		$14.39	$14.74
Total return (%) (r)(s)(t)(x)	3.79	4.04	6.87	(c)	(0.48)	2.31

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.15	1.18	(c)	1.18	1.18

Expenses after expense reductions (f)(h)	1.12	1.11	1.12	(c)	1.13	1.13

Net investment income (loss) (l)	1.49	1.27	0.90	(c)	0.68	1.01

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$6,256	$7,414	$6,852		$6,349	$6,953

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$15.10	$15.06	$14.35		$14.70	$14.58

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.19	$0.13	(c)	$0.09	$0.15
Net realized and unrealized gain (loss)	0.30	0.41	0.84		(0.17)	0.18
Total from investment operations	$0.53	$0.60	$0.97		$(0.08)	$0.33

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.21)	$(0.15)		$(0.11)	$(0.16)
From net realized gain	(0.36)	(0.35)	(0.11)		(0.16)	(0.05)
Total distributions declared to shareholders	$(0.59)	$(0.56)	$(0.26)		$(0.27)	$(0.21)
Net asset value, end of period (x)	$15.04	$15.10	$15.06		$14.35	$14.70
Total return (%) (r)(s)(t)(x)	3.82	4.00	6.84	(c)	(0.45)	2.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.15	1.18	(c)	1.18	1.18

Expenses after expense reductions (f)(h)	1.12	1.12	1.13	(c)	1.13	1.13

Net investment income (loss) (l)	1.51	1.27	0.90	(c)	0.65	1.02

Portfolio turnover	4	6	3		5	9
Net assets at end of period (000 omitted)	$43,352	$41,601	$47,113		$42,328	$41,140
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.88	$17.37	$16.19		$17.17	$16.86

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.34	$0.26	(c)	$0.20	$0.26
Net realized and unrealized gain (loss)	0.30	0.96	1.37		(0.28)	0.40
Total from investment operations	$0.67	$1.30	$1.63		$(0.08)	$0.66

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.24)		$(0.24)	$(0.31)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.99)	$(0.79)	$(0.45)		$(0.90)	$(0.35)
Net asset value, end of period (x)	$17.56	$17.88	$17.37		$16.19	$17.17
Total return (%) (r)(s)(t)(x)	4.25	7.56	10.30	(c)	(0.31)	4.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	0.33	0.34	(c)	0.34	0.34

Expenses after expense reductions (f)(h)	0.34	0.33	0.34	(c)	0.33	0.34

Net investment income (loss) (l)	2.09	1.93	1.55	(c)	1.23	1.53

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$3,038,919	$3,071,863	$3,077,471		$3,338,645	$3,376,781

	Year ended
Class B	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.65	$17.16	$16.01		$17.00	$16.69

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.24	$0.21	$0.13	(c)	$0.08	$0.13
Net realized and unrealized gain (loss)	0.30	0.94	1.35		(0.29)	0.41
Total from investment operations	$0.54	$1.15	$1.48		$(0.21)	$0.54

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.12)		$(0.12)	$(0.19)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.86)	$(0.66)	$(0.33)		$(0.78)	$(0.23)
Net asset value, end of period (x)	$17.33	$17.65	$17.16		$16.01	$17.00
Total return (%) (r)(s)(t)(x)	3.49	6.75	9.43	(c)	(1.09)	3.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.08	1.09	(c)	1.09	1.09

Expenses after expense reductions (f)(h)	1.09	1.08	1.09	(c)	1.09	1.09

Net investment income (loss) (l)	1.36	1.19	0.80	(c)	0.50	0.78

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$210,011	$256,958	$293,064		$320,406	$357,308

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class C	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.53	$17.05	$15.91		$16.90	$16.60

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.21	$0.13	(c)	$0.08	$0.13
Net realized and unrealized gain (loss)	0.31	0.93	1.34		(0.29)	0.40
Total from investment operations	$0.54	$1.14	$1.47		$(0.21)	$0.53

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.25)	$(0.12)		$(0.12)	$(0.19)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.86)	$(0.66)	$(0.33)		$(0.78)	$(0.23)
Net asset value, end of period (x)	$17.21	$17.53	$17.05		$15.91	$16.90
Total return (%) (r)(s)(t)(x)	3.53	6.74	9.43	(c)	(1.09)	3.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.08	1.09	(c)	1.09	1.09

Expenses after expense reductions (f)(h)	1.09	1.08	1.09	(c)	1.09	1.09

Net investment income (loss) (l)	1.34	1.20	0.80	(c)	0.49	0.78

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$917,199	$990,317	$1,181,728		$1,324,402	$1,397,796

	Year ended
Class I	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$18.12	$17.60	$16.40		$17.38	$17.06

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.42	$0.40	$0.29	(c)	$0.24	$0.31
Net realized and unrealized gain (loss)	0.31	0.95	1.40		(0.28)	0.40
Total from investment operations	$0.73	$1.35	$1.69		$(0.04)	$0.71

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.28)		$(0.28)	$(0.35)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(1.04)	$(0.83)	$(0.49)		$(0.94)	$(0.39)
Net asset value, end of period (x)	$17.81	$18.12	$17.60		$16.40	$17.38
Total return (%) (r)(s)(t)(x)	4.51	7.78	10.56	(c)	(0.06)	4.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	0.08	0.09	(c)	0.09	0.09

Expenses after expense reductions (f)(h)	N/A	N/A	N/A		N/A	0.09

Net investment income (loss) (l)	2.35	2.21	1.74	(c)	1.49	1.79

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$275,276	$266,965	$206,826		$139,038	$137,468

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class R1	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.17	$16.72	$15.60		$16.59	$16.30

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.21	$0.13	(c)	$0.08	$0.13
Net realized and unrealized gain (loss)	0.30	0.90	1.32		(0.29)	0.39
Total from investment operations	$0.53	$1.11	$1.45		$(0.21)	$0.52

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.12)		$(0.12)	$(0.19)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.87)	$(0.66)	$(0.33)		$(0.78)	$(0.23)
Net asset value, end of period (x)	$16.83	$17.17	$16.72		$15.60	$16.59
Total return (%) (r)(s)(t)(x)	3.53	6.71	9.50	(c)	(1.10)	3.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.08	1.09	(c)	1.09	1.09

Expenses after expense reductions (f)(h)	1.09	N/A	N/A		N/A	1.09

Net investment income (loss) (l)	1.37	1.21	0.81	(c)	0.51	0.78

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$26,171	$27,412	$31,037		$36,124	$43,975

	Year ended
Class R2	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.49	$17.01	$15.86		$16.85	$16.54

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.30	$0.21	(c)	$0.16	$0.21
Net realized and unrealized gain (loss)	0.30	0.92	1.35		(0.29)	0.41
Total from investment operations	$0.62	$1.22	$1.56		$(0.13)	$0.62

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.33)	$(0.20)		$(0.20)	$(0.27)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.95)	$(0.74)	$(0.41)		$(0.86)	$(0.31)
Net asset value, end of period (x)	$17.16	$17.49	$17.01		$15.86	$16.85
Total return (%) (r)(s)(t)(x)	4.02	7.27	10.04	(c)	(0.63)	3.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.59	0.58	0.59	(c)	0.59	0.59

Expenses after expense reductions (f)(h)	0.59	0.58	0.59	(c)	0.59	0.59

Net investment income (loss) (l)	1.84	1.69	1.31	(c)	1.00	1.27

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$136,699	$166,412	$191,974		$220,409	$254,012

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class R3	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.74	$17.24	$16.07		$17.06	$16.75

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.35	$0.25	(c)	$0.20	$0.25
Net realized and unrealized gain (loss)	0.29	0.94	1.37		(0.29)	0.41
Total from investment operations	$0.66	$1.29	$1.62		$(0.09)	$0.66

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.24)		$(0.24)	$(0.31)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.99)	$(0.79)	$(0.45)		$(0.90)	$(0.35)
Net asset value, end of period (x)	$17.41	$17.74	$17.24		$16.07	$17.06
Total return (%) (r)(s)(t)(x)	4.22	7.56	10.31	(c)	(0.37)	4.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	0.33	0.34	(c)	0.34	0.34

Expenses after expense reductions (f)(h)	0.34	0.33	0.34	(c)	N/A	0.34

Net investment income (loss) (l)	2.09	1.95	1.53	(c)	1.23	1.52

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$270,597	$312,677	$344,821		$364,025	$424,215

	Year ended
Class R4	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.86	$17.36	$16.18		$17.17	$16.85

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.44	$0.39	$0.30	(c)	$0.25	$0.30
Net realized and unrealized gain (loss)	0.28	0.94	1.37		(0.30)	0.41
Total from investment operations	$0.72	$1.33	$1.67		$(0.05)	$0.71

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.28)		$(0.28)	$(0.35)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(1.04)	$(0.83)	$(0.49)		$(0.94)	$(0.39)
Net asset value, end of period (x)	$17.54	$17.86	$17.36		$16.18	$17.17
Total return (%) (r)(s)(t)(x)	4.52	7.78	10.58	(c)	(0.12)	4.34

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	0.08	0.09	(c)	0.08	0.09

Expenses after expense reductions (f)(h)	N/A	N/A	N/A		N/A	0.09

Net investment income (loss) (l)	2.50	2.21	1.80	(c)	1.51	1.79

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$210,597	$280,436	$264,589		$249,128	$292,471

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.79	$17.29	$16.11		$17.10	$16.79

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.36	$0.34	$0.25	(c)	$0.19	$0.25
Net realized and unrealized gain (loss)	0.29	0.94	1.37		(0.29)	0.41
Total from investment operations	$0.65	$1.28	$1.62		$(0.10)	$0.66

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.23)		$(0.23)	$(0.31)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.98)	$(0.78)	$(0.44)		$(0.89)	$(0.35)
Net asset value, end of period (x)	$17.46	$17.79	$17.29		$16.11	$17.10
Total return (%) (r)(s)(t)(x)	4.18	7.50	10.31	(c)	(0.41)	4.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.39	0.41	0.44	(c)	0.44	0.44

Expenses after expense reductions (f)(h)	0.38	0.37	0.38	(c)	0.38	0.38

Net investment income (loss) (l)	2.05	1.89	1.50	(c)	1.18	1.48

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$233,915	$230,464	$210,075		$198,159	$189,065

	Year ended
Class 529B	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.47	$16.99	$15.86		$16.85	$16.55

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.20	$0.12	(c)	$0.07	$0.12
Net realized and unrealized gain (loss)	0.29	0.93	1.34		(0.28)	0.40
Total from investment operations	$0.52	$1.13	$1.46		$(0.21)	$0.52

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.12)		$(0.12)	$(0.18)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.85)	$(0.65)	$(0.33)		$(0.78)	$(0.22)
Net asset value, end of period (x)	$17.14	$17.47	$16.99		$15.86	$16.85
Total return (%) (r)(s)(t)(x)	3.44	6.73	9.37	(c)	(1.13)	3.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.16	1.19	(c)	1.19	1.19

Expenses after expense reductions (f)(h)	1.13	1.12	1.13	(c)	1.13	1.13

Net investment income (loss) (l)	1.33	1.15	0.76	(c)	0.43	0.74

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$8,882	$11,056	$14,214		$16,727	$17,630

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$17.35	$16.89	$15.76		$16.76	$16.47

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.20	$0.12	(c)	$0.07	$0.12
Net realized and unrealized gain (loss)	0.29	0.92	1.34		(0.29)	0.40
Total from investment operations	$0.51	$1.12	$1.46		$(0.22)	$0.52

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.12)		$(0.12)	$(0.19)
From net realized gain	(0.62)	(0.41)	(0.21)		(0.66)	(0.04)
Total distributions declared to shareholders	$(0.85)	$(0.66)	$(0.33)		$(0.78)	$(0.23)
Net asset value, end of period (x)	$17.01	$17.35	$16.89		$15.76	$16.76
Total return (%) (r)(s)(t)(x)	3.43	6.67	9.48	(c)	(1.18)	3.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.16	1.19	(c)	1.19	1.19

Expenses after expense reductions (f)(h)	1.13	1.13	1.13	(c)	1.13	1.14

Net investment income (loss) (l)	1.32	1.15	0.74	(c)	0.42	0.73

Portfolio turnover	2	2	1		2	8
Net assets at end of period (000 omitted)	$71,615	$75,337	$79,047		$81,302	$79,455
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.87	$19.84	$18.02		$19.10	$18.51

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.38	$0.36	$0.25	(c)	$0.18	$0.24
Net realized and unrealized gain (loss)	0.21	1.66	2.09		(0.42)	0.64
Total from investment operations	$0.59	$2.02	$2.34		$(0.24)	$0.88

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.22)		$(0.28)	$(0.29)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.20)	$(0.99)	$(0.52)		$(0.84)	$(0.29)
Net asset value, end of period (x)	$20.26	$20.87	$19.84		$18.02	$19.10
Total return (%) (r)(s)(t)(x)	3.58	10.27	13.26	(c)	(1.13)	4.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.35	0.36	(c)	0.36	0.36

Expenses after expense reductions (f)(h)	0.35	0.35	0.35	(c)	0.35	0.35

Net investment income (loss) (l)	1.87	1.72	1.34	(c)	1.00	1.26

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$2,852,131	$2,852,681	$2,758,650		$2,915,599	$2,899,650

	Year ended
Class B	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.65	$19.64	$17.83		$18.89	$18.30

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.20	$0.11	(c)	$0.05	$0.10
Net realized and unrealized gain (loss)	0.23	1.64	2.08		(0.42)	0.63
Total from investment operations	$0.46	$1.84	$2.19		$(0.37)	$0.73

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.08)		$(0.13)	$(0.14)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.03)	$(0.83)	$(0.38)		$(0.69)	$(0.14)
Net asset value, end of period (x)	$20.08	$20.65	$19.64		$17.83	$18.89
Total return (%) (r)(s)(t)(x)	2.85	9.42	12.43	(c)	(1.85)	4.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.10	1.11	(c)	1.11	1.11

Expenses after expense reductions (f)(h)	1.10	1.10	1.10	(c)	1.10	1.10

Net investment income (loss) (l)	1.13	0.98	0.58	(c)	0.26	0.52

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$177,893	$214,832	$237,525		$258,674	$295,247

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class C	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.43	$19.44	$17.66		$18.73	$18.17

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.20	$0.11	(c)	$0.04	$0.09
Net realized and unrealized gain (loss)	0.22	1.62	2.05		(0.40)	0.64
Total from investment operations	$0.45	$1.82	$2.16		$(0.36)	$0.73

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.08)		$(0.15)	$(0.17)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.03)	$(0.83)	$(0.38)		$(0.71)	$(0.17)
Net asset value, end of period (x)	$19.85	$20.43	$19.44		$17.66	$18.73
Total return (%) (r)(s)(t)(x)	2.84	9.43	12.44	(c)	(1.85)	4.02

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.10	1.11	(c)	1.11	1.11

Expenses after expense reductions (f)(h)	1.10	1.10	1.10	(c)	1.10	1.10

Net investment income (loss) (l)	1.13	1.00	0.59	(c)	0.25	0.52

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$714,230	$764,750	$934,658		$1,001,877	$1,017,542

	Year ended
Class I	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$21.06	$20.02	$18.17		$19.26	$18.66

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.44	$0.42	$0.29	(c)	$0.22	$0.29
Net realized and unrealized gain (loss)	0.21	1.66	2.13		(0.42)	0.65
Total from investment operations	$0.65	$2.08	$2.42		$(0.20)	$0.94

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.45)	$(0.27)		$(0.33)	$(0.34)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.26)	$(1.04)	$(0.57)		$(0.89)	$(0.34)
Net asset value, end of period (x)	$20.45	$21.06	$20.02		$18.17	$19.26
Total return (%) (r)(s)(t)(x)	3.84	10.50	13.61	(c)	(0.93)	5.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.10	0.11	(c)	0.11	0.11

Expenses after expense reductions (f)(h)	0.10	N/A	0.10	(c)	0.10	0.10

Net investment income (loss) (l)	2.13	1.99	1.53	(c)	1.24	1.53

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$237,232	$195,227	$151,865		$101,044	$107,598

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class R1	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.02	$19.07	$17.32		$18.38	$17.81

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.19	$0.11	(c)	$0.04	$0.08
Net realized and unrealized gain (loss)	0.21	1.59	2.02		(0.41)	0.64
Total from investment operations	$0.44	$1.78	$2.13		$(0.37)	$0.72

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.08)		$(0.13)	$(0.15)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.04)	$(0.83)	$(0.38)		$(0.69)	$(0.15)
Net asset value, end of period (x)	$19.42	$20.02	$19.07		$17.32	$18.38
Total return (%) (r)(s)(t)(x)	2.85	9.40	12.48	(c)	(1.91)	4.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.10	1.11	(c)	1.11	1.11

Expenses after expense reductions (f)(h)	1.10	N/A	1.10	(c)	1.10	1.10

Net investment income (loss) (l)	1.18	0.96	0.60	(c)	0.25	0.46

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$23,326	$30,764	$33,854		$38,652	$46,710

	Year ended
Class R2	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.39	$19.41	$17.63		$18.70	$18.12

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.30	$0.20	(c)	$0.13	$0.19
Net realized and unrealized gain (loss)	0.21	1.61	2.06		(0.41)	0.63
Total from investment operations	$0.54	$1.91	$2.26		$(0.28)	$0.82

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.18)		$(0.23)	$(0.24)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.15)	$(0.93)	$(0.48)		$(0.79)	$(0.24)
Net asset value, end of period (x)	$19.78	$20.39	$19.41		$17.63	$18.70
Total return (%) (r)(s)(t)(x)	3.34	9.94	13.03	(c)	(1.40)	4.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.60	0.61	(c)	0.61	0.61

Expenses after expense reductions (f)(h)	0.60	0.60	0.60	(c)	0.60	0.60

Net investment income (loss) (l)	1.64	1.46	1.10	(c)	0.76	1.01

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$138,541	$160,632	$182,744		$196,320	$230,828

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class R3	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.69	$19.68	$17.87		$18.95	$18.36

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.39	$0.36	$0.25	(c)	$0.18	$0.23
Net realized and unrealized gain (loss)	0.20	1.64	2.08		(0.42)	0.65
Total from investment operations	$0.59	$2.00	$2.33		$(0.24)	$0.88

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.22)		$(0.28)	$(0.29)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.20)	$(0.99)	$(0.52)		$(0.84)	$(0.29)
Net asset value, end of period (x)	$20.08	$20.69	$19.68		$17.87	$18.95
Total return (%) (r)(s)(t)(x)	3.59	10.25	13.32	(c)	(1.16)	4.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.35	0.36	(c)	0.36	0.36

Expenses after expense reductions (f)(h)	0.35	0.35	0.35	(c)	0.35	0.35

Net investment income (loss) (l)	1.90	1.75	1.34	(c)	1.02	1.24

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$170,299	$202,407	$235,279		$242,669	$274,377

	Year ended
Class R4	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.86	$19.84	$18.01		$19.09	$18.50

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.44	$0.39	$0.29	(c)	$0.23	$0.29
Net realized and unrealized gain (loss)	0.20	1.67	2.11		(0.42)	0.64
Total from investment operations	$0.64	$2.06	$2.40		$(0.19)	$0.93

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.45)	$(0.27)		$(0.33)	$(0.34)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.26)	$(1.04)	$(0.57)		$(0.89)	$(0.34)
Net asset value, end of period (x)	$20.24	$20.86	$19.84		$18.01	$19.09
Total return (%) (r)(s)(t)(x)	3.83	10.50	13.62	(c)	(0.88)	5.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.10	0.11	(c)	0.10	0.11

Expenses after expense reductions (f)(h)	0.10	N/A	0.10	(c)	0.10	0.10

Net investment income (loss) (l)	2.16	1.90	1.55	(c)	1.27	1.57

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$232,530	$230,032	$243,760		$210,248	$243,205

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.70	$19.70	$17.89		$18.97	$18.38

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.34	$0.24	(c)	$0.17	$0.23
Net realized and unrealized gain (loss)	0.22	1.65	2.09		(0.42)	0.64
Total from investment operations	$0.59	$1.99	$2.33		$(0.25)	$0.87

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.40)	$(0.22)		$(0.27)	$(0.28)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.20)	$(0.99)	$(0.52)		$(0.83)	$(0.28)
Net asset value, end of period (x)	$20.09	$20.70	$19.70		$17.89	$18.97
Total return (%) (r)(s)(t)(x)	3.57	10.17	13.27	(c)	(1.19)	4.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.41	0.42	0.46	(c)	0.46	0.46

Expenses after expense reductions (f)(h)	0.39	0.39	0.39	(c)	0.39	0.39

Net investment income (loss) (l)	1.83	1.68	1.28	(c)	0.96	1.22

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$244,869	$236,768	$211,825		$195,856	$201,475

	Year ended
Class 529B	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.45	$19.46	$17.67		$18.72	$18.13

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.19	$0.10	(c)	$0.04	$0.09
Net realized and unrealized gain (loss)	0.23	1.63	2.05		(0.41)	0.63
Total from investment operations	$0.44	$1.82	$2.15		$(0.37)	$0.72

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.24)	$(0.06)		$(0.12)	$(0.13)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.03)	$(0.83)	$(0.36)		$(0.68)	$(0.13)
Net asset value, end of period (x)	$19.86	$20.45	$19.46		$17.67	$18.72
Total return (%) (r)(s)(t)(x)	2.77	9.40	12.36	(c)	(1.91)	3.98

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.18	1.21	(c)	1.21	1.21

Expenses after expense reductions (f)(h)	1.15	1.15	1.15	(c)	1.14	1.14

Net investment income (loss) (l)	1.07	0.93	0.53	(c)	0.24	0.49

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$10,820	$11,943	$12,439		$13,405	$17,070

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$20.16	$19.21	$17.46		$18.53	$17.97

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.19	$0.10	(c)	$0.04	$0.09
Net realized and unrealized gain (loss)	0.21	1.60	2.03		(0.41)	0.63
Total from investment operations	$0.42	$1.79	$2.13		$(0.37)	$0.72

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.25)	$(0.08)		$(0.14)	$(0.16)
From net realized gain	(0.81)	(0.59)	(0.30)		(0.56)	—
Total distributions declared to shareholders	$(1.02)	$(0.84)	$(0.38)		$(0.70)	$(0.16)
Net asset value, end of period (x)	$19.56	$20.16	$19.21		$17.46	$18.53
Total return (%) (r)(s)(t)(x)	2.74	9.37	12.38	(c)	(1.92)	4.04

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.17	1.21	(c)	1.21	1.21

Expenses after expense reductions (f)(h)	1.14	1.14	1.15	(c)	1.15	1.15

Net investment income (loss) (l)	1.08	0.94	0.53	(c)	0.21	0.48

Portfolio turnover	3	2	1		3	6
Net assets at end of period (000 omitted)	$61,352	$70,345	$74,292		$71,170	$75,459
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
Class A	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$23.63	$21.80	$19.47		$20.78	$19.87

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.34	$0.30	$0.20	(c)	$0.12	$0.16
Net realized and unrealized gain (loss)	0.16	2.47	2.70		(0.44)	1.00
Total from investment operations	$0.50	$2.77	$2.90		$(0.32)	$1.16

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.32)	$(0.20)		$(0.31)	$(0.25)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.19)	$(0.94)	$(0.57)		$(0.99)	$(0.25)
Net asset value, end of period (x)	$22.94	$23.63	$21.80		$19.47	$20.78
Total return (%) (r)(s)(t)(x)	2.82	12.82	15.22	(c)	(1.45)	5.89

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.39	0.40	(c)	0.40	0.40

Expenses after expense reductions (f)(h)	0.38	0.38	0.38	(c)	0.38	0.38

Net investment income (loss) (l)	1.47	1.30	0.99	(c)	0.63	0.80

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$869,146	$859,070	$778,995		$785,986	$778,633

	Year ended
Class B	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$23.26	$21.46	$19.16		$20.46	$19.55

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.17	$0.13	$0.05	(c)	$(0.02)	$0.01
Net realized and unrealized gain (loss)	0.17	2.43	2.66		(0.46)	0.99
Total from investment operations	$0.34	$2.56	$2.71		$(0.48)	$1.00

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.14)	$(0.04)		$(0.14)	$(0.09)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.00)	$(0.76)	$(0.41)		$(0.82)	$(0.09)
Net asset value, end of period (x)	$22.60	$23.26	$21.46		$19.16	$20.46
Total return (%) (r)(s)(t)(x)	2.03	12.02	14.39	(c)	(2.26)	5.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.15	(c)	1.15	1.14

Expenses after expense reductions (f)(h)	1.13	1.13	1.13	(c)	1.13	1.13

Net investment income (loss) (l)	0.73	0.57	0.23	(c)	(0.11)	0.07

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$52,512	$61,264	$65,287		$71,184	$85,310

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class C	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$23.02	$21.26	$18.99		$20.30	$19.43

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.13	$0.05	(c)	$(0.02)	$0.01
Net realized and unrealized gain (loss)	0.18	2.40	2.64		(0.45)	0.97
Total from investment operations	$0.34	$2.53	$2.69		$(0.47)	$0.98

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.05)		$(0.16)	$(0.11)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.00)	$(0.77)	$(0.42)		$(0.84)	$(0.11)
Net asset value, end of period (x)	$22.36	$23.02	$21.26		$18.99	$20.30
Total return (%) (r)(s)(t)(x)	2.04	11.97	14.42	(c)	(2.24)	5.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.15	(c)	1.15	1.15

Expenses after expense reductions (f)(h)	1.13	1.13	1.13	(c)	1.13	1.13

Net investment income (loss) (l)	0.72	0.58	0.24	(c)	(0.12)	0.07

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$221,719	$227,357	$274,450		$282,953	$294,608

	Year ended
Class I	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$24.02	$22.14	$19.77		$21.09	$20.16

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.39	$0.37	$0.25	(c)	$0.18	$0.22
Net realized and unrealized gain (loss)	0.17	2.51	2.74		(0.46)	1.01
Total from investment operations	$0.56	$2.88	$2.99		$(0.28)	$1.23

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.38)	$(0.25)		$(0.36)	$(0.30)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.25)	$(1.00)	$(0.62)		$(1.04)	$(0.30)
Net asset value, end of period (x)	$23.33	$24.02	$22.14		$19.77	$21.09
Total return (%) (r)(s)(t)(x)	3.05	13.11	15.49	(c)	(1.23)	6.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	0.14	0.15	(c)	0.15	0.15

Expenses after expense reductions (f)(h)	0.13	0.13	0.13	(c)	0.13	0.13

Net investment income (loss) (l)	1.67	1.58	1.19	(c)	0.89	1.06

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$167,527	$142,897	$112,479		$62,542	$64,751

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class R1	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$22.69	$20.97	$18.74		$20.03	$19.14

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.15	$0.12	$0.05	(c)	$(0.02)	$(0.02)
Net realized and unrealized gain (loss)	0.18	2.37	2.60		(0.44)	0.99
Total from investment operations	$0.33	$2.49	$2.65		$(0.46)	$0.97

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.15)	$(0.05)		$(0.15)	$(0.08)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.02)	$(0.77)	$(0.42)		$(0.83)	$(0.08)
Net asset value, end of period (x)	$22.00	$22.69	$20.97		$18.74	$20.03
Total return (%) (r)(s)(t)(x)	2.03	11.94	14.42	(c)	(2.21)	5.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.15	(c)	1.15	1.15

Expenses after expense reductions (f)(h)	1.13	1.13	1.13	(c)	1.13	1.13

Net investment income (loss) (l)	0.69	0.53	0.27	(c)	(0.12)	(0.11)

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$17,093	$17,228	$16,835		$17,908	$20,596

	Year ended
Class R2	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$23.13	$21.36	$19.08		$20.38	$19.48

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.28	$0.25	$0.15	(c)	$0.08	$0.10
Net realized and unrealized gain (loss)	0.16	2.40	2.64		(0.45)	0.99
Total from investment operations	$0.44	$2.65	$2.79		$(0.37)	$1.09

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.26)	$(0.14)		$(0.25)	$(0.19)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.13)	$(0.88)	$(0.51)		$(0.93)	$(0.19)
Net asset value, end of period (x)	$22.44	$23.13	$21.36		$19.08	$20.38
Total return (%) (r)(s)(t)(x)	2.56	12.50	14.96	(c)	(1.69)	5.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	0.64	0.65	(c)	0.65	0.64

Expenses after expense reductions (f)(h)	0.63	0.63	0.63	(c)	0.63	0.63

Net investment income (loss) (l)	1.23	1.09	0.76	(c)	0.40	0.51

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$63,038	$70,426	$77,558		$82,546	$94,097
See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class R3	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$23.44	$21.63	$19.31		$20.62	$19.72

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.34	$0.30	$0.19	(c)	$0.12	$0.16
Net realized and unrealized gain (loss)	0.15	2.45	2.69		(0.45)	0.99
Total from investment operations	$0.49	$2.75	$2.88		$(0.33)	$1.15

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.32)	$(0.19)		$(0.30)	$(0.25)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.18)	$(0.94)	$(0.56)		$(0.98)	$(0.25)
Net asset value, end of period (x)	$22.75	$23.44	$21.63		$19.31	$20.62
Total return (%) (r)(s)(t)(x)	2.78	12.82	15.28	(c)	(1.47)	5.89

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.39	0.40	(c)	0.40	0.40

Expenses after expense reductions (f)(h)	0.38	0.38	0.38	(c)	0.38	0.38

Net investment income (loss) (l)	1.48	1.33	0.94	(c)	0.65	0.82

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$97,866	$137,905	$142,459		$158,309	$174,355

	Year ended
Class R4	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$23.71	$21.87	$19.53		$20.85	$19.93

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.39	$0.35	$0.25	(c)	$0.16	$0.24
Net realized and unrealized gain (loss)	0.16	2.49	2.71		(0.44)	0.98
Total from investment operations	$0.55	$2.84	$2.96		$(0.28)	$1.22

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.38)	$(0.25)		$(0.36)	$(0.30)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.25)	$(1.00)	$(0.62)		$(1.04)	$(0.30)
Net asset value, end of period (x)	$23.01	$23.71	$21.87		$19.53	$20.85
Total return (%) (r)(s)(t)(x)	3.05	13.09	15.53	(c)	(1.24)	6.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	0.14	0.15	(c)	0.14	0.15

Expenses after expense reductions (f)(h)	0.13	0.13	0.13	(c)	0.13	0.13

Net investment income (loss) (l)	1.69	1.53	1.23	(c)	0.80	1.21

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$109,384	$91,311	$72,011		$60,355	$79,509

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class 529A	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$23.47	$21.66	$19.34		$20.66	$19.76

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.29	$0.19	(c)	$0.11	$0.16
Net realized and unrealized gain (loss)	0.15	2.45	2.69		(0.45)	0.98
Total from investment operations	$0.48	$2.74	$2.88		$(0.34)	$1.14

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.19)		$(0.30)	$(0.24)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.18)	$(0.93)	$(0.56)		$(0.98)	$(0.24)
Net asset value, end of period (x)	$22.77	$23.47	$21.66		$19.34	$20.66
Total return (%) (r)(s)(t)(x)	2.75	12.78	15.23	(c)	(1.54)	5.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.45	0.46	0.50	(c)	0.50	0.50

Expenses after expense reductions (f)(h)	0.42	0.42	0.42	(c)	0.42	0.42

Net investment income (loss) (l)	1.44	1.26	0.93	(c)	0.59	0.78

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$145,819	$146,874	$129,294		$128,357	$127,112

	Year ended
Class 529B	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$22.98	$21.22	$18.94		$20.23	$19.34

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.11	$0.04	(c)	$(0.03)	$0.00 (w)
Net realized and unrealized gain (loss)	0.17	2.40	2.62		(0.44)	0.97
Total from investment operations	$0.33	$2.51	$2.66		$(0.47)	$0.97

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.13)	$(0.01)		$(0.14)	$(0.08)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.00)	$(0.75)	$(0.38)		$(0.82)	$(0.08)
Net asset value, end of period (x)	$22.31	$22.98	$21.22		$18.94	$20.23
Total return (%) (r)(s)(t)(x)	2.00	11.92	14.29	(c)	(2.23)	5.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.20	1.21	1.25	(c)	1.25	1.24

Expenses after expense reductions (f)(h)	1.18	1.18	1.18	(c)	1.18	1.18

Net investment income (loss) (l)	0.72	0.49	0.18	(c)	(0.15)	0.02

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$4,253	$5,021	$5,357		$6,868	$8,151

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Year ended
Class 529C	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15

Net asset value, beginning of period	$22.68	$20.97	$18.73		$20.04	$19.18

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.12	$0.04	(c)	$(0.03)	$0.01
Net realized and unrealized gain (loss)	0.16	2.36	2.60		(0.44)	0.96
Total from investment operations	$0.32	$2.48	$2.64		$(0.47)	$0.97

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.03)		$(0.16)	$(0.11)
From net realized gain	(0.85)	(0.62)	(0.37)		(0.68)	—
Total distributions declared to shareholders	$(1.00)	$(0.77)	$(0.40)		$(0.84)	$(0.11)
Net asset value, end of period (x)	$22.00	$22.68	$20.97		$18.73	$20.04
Total return (%) (r)(s)(t)(x)	1.99	11.90	14.37	(c)	(2.27)	5.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.20	1.21	1.25	(c)	1.25	1.25

Expenses after expense reductions (f)(h)	1.17	1.17	1.17	(c)	1.17	1.17

Net investment income (loss) (l)	0.72	0.55	0.19	(c)	(0.15)	0.03

Portfolio turnover	5	2	2		5	6
Net assets at end of period (000 omitted)	$27,617	$31,322	$34,237		$37,772	$37,784
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as

“underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices

Notes to Financial Statements – continued

for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2019 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund

Financial Instruments
Mutual Funds	$2,842,031,182	$—	$—	$2,842,031,182

MFS Moderate Allocation Fund

Financial Instruments
Mutual Funds	$5,398,437,360	$—	$—	$5,398,437,360

MFS Growth Allocation Fund

Financial Instruments
Mutual Funds	$4,863,614,753	$—	$—	$4,863,614,753

MFS Aggressive Growth Allocation Fund

Financial Instruments
Mutual Funds	$1,775,899,330	$—	$—	$1,775,899,330

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Notes to Financial Statements – continued

Derivatives – Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/19	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$65,209,159	$113,455,904	$90,340,261	$26,158,756
Long-term capital gains	63,486,006	182,901,230	182,788,180	59,699,856
Total distributions	$128,695,165	$296,357,134	$273,128,441	$85,858,612

Year ended 5/31/18	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$61,630,525	$116,393,140	$91,787,063	$24,167,852
Long-term capital gains	60,701,704	128,329,171	135,999,468	43,702,972
Total distributions	$122,332,229	$244,722,311	$227,786,531	$67,870,824

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund

Cost of investments	$2,320,311,701	$4,035,896,577	$3,247,154,575	$1,064,088,654

Gross appreciation	539,591,794	1,451,496,355	1,711,690,984	740,660,230
Gross depreciation	(17,872,313)	(88,955,572)	(95,230,806)	(28,849,554)
Net unrealized appreciation (depreciation)	$521,719,481	$1,362,540,783	$1,616,460,178	$711,810,676
Undistributed ordinary income	12,336,657	21,203,520	15,696,770	2,824,691
Undistributed long-term capital gain	27,366,301	99,106,066	110,216,901	52,858,028
Late year ordinary loss deferral	—	—	—	(1,660,920)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund

	Year Ended 5/31/19	Year Ended 5/31/18	Year Ended 5/31/19	Year Ended 5/31/18	Year Ended 5/31/19	Year Ended 5/31/18	Year Ended 5/31/19	Year Ended 5/31/18
Class A	$29,351,258	$27,310,600	$62,778,536	$62,809,483	$52,474,508	$52,053,733	$12,182,300	$10,818,029
Class B	1,607,109	1,721,319	3,119,491	3,812,543	2,055,062	2,621,391	361,422	389,335
Class C	8,503,838	8,850,872	12,772,774	15,913,874	7,785,598	10,753,484	1,406,408	1,752,042
Class I	9,149,788	7,183,104	6,342,343	5,596,251	4,722,656	3,822,507	2,538,956	2,040,569
Class R1	185,295	194,324	388,713	428,474	324,828	375,076	120,085	104,764
Class R2	1,408,792	1,545,222	2,789,295	3,385,757	2,407,503	2,840,010	810,092	824,523
Class R3	2,479,192	2,853,634	5,896,507	7,257,549	3,497,357	4,404,662	1,591,910	1,984,100
Class R4	5,207,808	3,927,510	6,621,258	6,366,202	5,040,091	4,529,442	1,674,702	1,222,147
Class 529A	3,062,859	2,493,913	4,713,707	4,494,529	4,396,626	4,235,014	2,084,365	1,807,965
Class 529B	100,393	96,837	134,518	174,988	117,339	141,456	30,164	29,658
Class 529C	638,450	651,260	995,781	1,127,149	679,370	922,328	200,053	228,438
Total	$61,694,782	$56,828,595	$106,552,923	$111,366,799	$83,500,938	$86,699,103	$23,000,457	$21,201,570

From net realized gain

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund

	Year Ended 5/31/19	Year Ended 5/31/18	Year Ended 5/31/19	Year Ended 5/31/18	Year Ended 5/31/19	Year Ended 5/31/18	Year Ended 5/31/19	Year Ended 5/31/18
Class A	$29,642,427	$28,538,650	$103,073,999	$68,597,280	$108,644,553	$76,505,881	$30,105,827	$21,079,472
Class B	2,424,356	2,841,379	8,038,071	6,356,899	7,653,321	6,469,402	2,045,052	1,726,264
Class C	12,766,814	14,411,521	32,685,409	26,471,346	28,866,451	26,141,744	8,070,559	7,436,616
Class I	8,393,742	6,862,081	9,344,013	5,589,387	8,630,962	4,969,260	5,364,076	3,380,215
Class R1	269,053	313,222	970,748	703,842	1,147,971	914,978	609,086	447,914
Class R2	1,586,099	1,808,502	5,117,540	4,172,700	5,843,438	4,859,914	2,451,393	1,989,760
Class R3	2,523,720	2,925,430	9,579,210	7,948,998	7,337,155	6,493,648	4,082,383	3,876,315
Class R4	5,090,717	3,873,410	10,145,324	6,304,949	9,211,096	5,888,275	3,538,158	2,024,494
Class 529A	3,170,490	2,694,279	7,898,454	5,026,257	9,278,521	6,302,778	5,285,443	3,605,672
Class 529B	151,951	162,249	355,312	297,004	438,954	349,686	174,359	140,075
Class 529C	981,014	1,072,911	2,596,131	1,886,850	2,575,081	2,191,862	1,131,819	962,457
Total	$67,000,383	$65,503,634	$189,804,211	$133,355,512	$189,627,503	$141,087,428	$62,858,155	$46,669,254

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

Notes to Financial Statements – continued

For MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, and MFS Growth Allocation Fund, the investment adviser has agreed in writing to pay a portion of each fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. These written agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until September 30, 2019. For the year ended May 31, 2019, this reduction amounted to $370,910 for the MFS Growth Allocation Fund, and is included in the reduction of total expenses in the Statements of Operations. For the year ended May 31, 2019, actual operating expenses for the MFS Conservative Allocation Fund and for the MFS Moderate Allocation Fund did not exceed the limit and therefore, the investment adviser did not pay any portion of the funds’ expenses related to this agreement.

The investment adviser has agreed in writing to pay a portion of the MFS Aggressive Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.13% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2019. For the year ended May 31, 2019, this reduction amounted to $355,129 and is included in the reduction of total expenses in the Statements of Operations.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:

	Class A	Class 529A
MFS Conservative Allocation Fund	$382,310	$44,819
MFS Moderate Allocation Fund	887,456	113,761
MFS Growth Allocation Fund	1,068,255	172,837
MFS Aggressive Growth Allocation Fund	356,011	151,130

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Class A

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$3,222,645
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	7,553,491
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	7,058,392
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	2,122,105

	Class B

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,055,564
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,343,117
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,974,941
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	568,696

	Class C

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$5,465,475
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	9,451,396
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	7,336,177
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,222,307

Notes to Financial Statements – continued

	Class R1

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$117,038
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	269,868
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	277,413
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	166,939

	Class R2

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$331,780
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	745,826
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	736,080
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	335,093

	Class R3

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$266,761
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	707,291
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	469,350
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	291,520

	Class 529A

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.24%	$339,553
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.24%	571,112
MFS Growth Allocation Fund	—	0.25%	0.25%	0.24%	593,904
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.24%	363,726

	Class 529B

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.99%	$66,475
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	100,538
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	112,377
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	47,031

	Class 529C

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$417,028
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	734,991
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	644,649
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	297,999

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$11,282,319	$22,477,630	$19,203,283	$6,415,416

(d)

In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$11,905	$70,313	$56,574	$30,083
Class B	538	2,010	3,180	1,572
Class C	808	4,174	6,096	2,611
Class R1	—	1	14	—
Class R2	101	325	707	13
Class R3	—	38	—	—
Class 529A	16,714	21,887	23,823	14,605
Class 529B	602	565	309	47
Class 529C	1,591	3,904	4,393	3,034

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2019, were as follows:

CDSC Imposed	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$10,328	$12,359	$20,752	$10,341
Class B	94,531	194,970	153,991	55,274
Class C	52,592	72,146	69,050	26,320
Class 529B	1,708	2,582	2,554	1,073
Class 529C	938	732	1,382	414

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in each fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2019, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$67,911	$114,222	$118,781	$72,745
Class 529B	3,324	5,027	5,619	2,352
Class 529C	20,851	36,750	32,230	14,899
Total Program Manager Fees	$92,086	$155,999	$156,630	$89,996

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2019, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed in the Statements of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to the following annual effective rates of each fund’s average daily net assets:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Percentage of average daily net assets	0.0006%	0.0003%	0.0004%	0.0010%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by each fund under this agreement amounted to the following and is included in “Miscellaneous” expense in the Statements of Operations:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$5,032	$9,211	$8,090	$2,848

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended May 31, 2019, purchases and sales of shares of underlying funds aggregated to the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$108,748,196	$136,885,426	$122,542,596	$82,466,770
Sales	$342,220,600	$664,510,484	$413,683,139	$152,313,219

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund

	Year ended 5/31/19		Year ended 5/31/18		Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	11,247,794	$172,189,047	14,248,156	$221,792,376	18,848,647	$330,523,324	22,658,473	$403,655,950

Class B	395,766	6,016,417	514,202	7,981,687	652,022	11,292,165	786,731	13,866,052

Class C	4,708,589	70,936,299	4,809,946	73,967,215	6,222,515	107,163,097	6,462,053	113,147,139

Class I	7,415,078	114,320,938	8,302,402	130,624,107	6,002,432	106,920,584	7,061,321	127,523,540

Class R1	171,334	2,505,961	181,544	2,746,254	232,137	3,923,567	270,757	4,628,845

Class R2	1,379,185	20,426,894	1,114,884	16,910,914	1,104,945	18,945,640	1,262,631	22,009,829

Class R3	1,909,472	29,062,232	1,857,753	28,738,259	2,928,153	51,205,205	4,063,879	71,775,107

Class R4	5,317,873	81,052,760	5,503,747	86,589,357	4,402,483	77,022,038	4,251,542	75,748,718

Class 529A	4,615,377	70,059,530	4,352,656	67,565,037	3,705,337	64,367,007	3,913,347	69,488,720

Class 529B	198,508	2,947,631	286,823	4,380,118	140,598	2,415,694	159,300	2,781,500
Class 529C	1,546,627	23,037,095	1,447,762	22,070,861	1,238,526	21,100,878	1,098,988	19,038,650
	38,905,603	$592,554,804	42,619,875	$663,366,185	45,477,795	$794,879,199	51,989,022	$923,664,050

Shares issued to shareholders in reinvestment of distributions

Class A	3,891,697	$56,643,994	3,451,544	$53,476,462	9,879,928	$159,659,934	7,115,780	$126,045,073

Class B	268,940	3,867,917	283,886	4,375,963	690,219	10,917,735	564,555	9,901,970

Class C	1,416,730	20,173,157	1,448,856	22,129,733	2,746,313	43,112,755	2,313,065	40,292,838

Class I	918,936	13,521,940	672,030	10,498,780	742,462	12,192,865	468,449	8,407,948

Class R1	32,550	454,348	33,895	507,545	88,469	1,359,390	66,372	1,132,273

Class R2	197,386	2,783,697	202,158	3,045,831	469,505	7,398,652	398,894	6,920,599

Class R3	346,841	5,002,621	376,045	5,778,932	965,003	15,474,867	865,223	15,205,867

Class R4	673,693	9,806,915	497,801	7,711,281	978,106	15,809,460	703,328	12,441,683

Class 529A	430,870	6,233,278	336,618	5,188,097	785,284	12,612,161	540,180	9,520,621

Class 529B	17,834	252,330	17,072	259,054	31,291	489,074	27,188	471,992
Class 529C	114,998	1,619,464	113,891	1,722,493	231,431	3,591,912	174,726	3,012,226
	8,310,475	$120,359,661	7,433,796	$114,694,171	17,608,011	$282,618,805	13,237,760	$233,353,090

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued				MFS Moderate Allocation Fund – continued

	Year ended 5/31/19		Year ended 5/31/18		Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired

Class A	(16,591,042)	$(253,913,400)	(18,684,822)	$(291,558,403)	(27,494,240)	$(482,087,445)	(35,125,008)	$(625,323,754)

Class B	(2,128,596)	(32,364,567)	(2,184,250)	(33,904,406)	(3,781,568)	(65,517,519)	(3,870,244)	(68,273,257)

Class C	(8,351,356)	(125,895,999)	(12,952,785)	(198,601,423)	(12,143,145)	(209,220,461)	(21,595,075)	(377,258,374)

Class I	(7,712,592)	(116,995,712)	(3,497,953)	(55,006,350)	(6,023,912)	(106,293,449)	(4,552,004)	(82,164,760)

Class R1	(289,104)	(4,290,783)	(341,693)	(5,148,746)	(361,451)	(6,049,047)	(597,515)	(10,200,823)

Class R2	(2,079,281)	(30,638,610)	(2,203,994)	(33,461,989)	(3,121,308)	(53,641,154)	(3,433,807)	(59,973,913)

Class R3	(2,936,062)	(44,365,863)	(4,482,750)	(69,598,615)	(5,982,734)	(104,185,445)	(7,303,155)	(129,561,374)

Class R4	(7,040,601)	(103,512,993)	(2,107,254)	(32,906,707)	(9,074,999)	(151,477,708)	(4,500,201)	(79,959,965)

Class 529A	(4,281,443)	(65,014,017)	(3,225,781)	(50,096,124)	(4,053,477)	(70,574,642)	(3,649,445)	(64,735,960)

Class 529B	(291,080)	(4,350,142)	(268,403)	(4,105,810)	(286,577)	(4,866,705)	(389,992)	(6,807,344)
Class 529C	(1,533,390)	(22,764,716)	(1,936,039)	(29,432,141)	(1,602,483)	(27,162,860)	(1,612,568)	(27,930,126)
	(53,234,547)	$(804,106,802)	(51,885,724)	$(803,820,714)	(73,925,894)	$(1,281,076,435)	(86,629,014)	$(1,532,189,650)

Net change

Class A	(1,451,551)	$(25,080,359)	(985,122)	$(16,289,565)	1,234,335	$8,095,813	(5,350,755)	$(95,622,731)

Class B	(1,463,890)	(22,480,233)	(1,386,162)	(21,546,756)	(2,439,327)	(43,307,619)	(2,518,958)	(44,505,235)

Class C	(2,226,037)	(34,786,543)	(6,693,983)	(102,504,475)	(3,174,317)	(58,944,609)	(12,819,957)	(223,818,397)

Class I	621,422	10,847,166	5,476,479	86,116,537	720,982	12,820,000	2,977,766	53,766,728

Class R1	(85,220)	(1,330,474)	(126,254)	(1,894,947)	(40,845)	(766,090)	(260,386)	(4,439,705)

Class R2	(502,710)	(7,428,019)	(886,952)	(13,505,244)	(1,546,858)	(27,296,862)	(1,772,282)	(31,043,485)

Class R3	(679,749)	(10,301,010)	(2,248,952)	(35,081,424)	(2,089,578)	(37,505,373)	(2,374,053)	(42,580,400)

Class R4	(1,049,035)	(12,653,318)	3,894,294	61,393,931	(3,694,410)	(58,646,210)	454,669	8,230,436

Class 529A	764,804	11,278,791	1,463,493	22,657,010	437,144	6,404,526	804,082	14,273,381

Class 529B	(74,738)	(1,150,181)	35,492	533,362	(114,688)	(1,961,937)	(203,504)	(3,553,852)
Class 529C	128,235	1,891,843	(374,386)	(5,638,787)	(132,526)	(2,470,070)	(338,854)	(5,879,250)
	(6,018,469)	$(91,192,337)	(1,832,053)	$(25,760,358)	(10,840,088)	$(203,578,431)	(21,402,232)	$(375,172,510)

	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund

	Year ended 5/31/19		Year ended 5/31/18		Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold

Class A	15,138,890	$308,220,750	19,332,962	$399,768,130	5,236,894	$120,732,984	6,549,544	$151,990,322

Class B	546,224	11,057,805	729,580	14,925,632	250,463	5,718,259	267,287	6,065,906

Class C	4,655,082	93,234,038	4,912,805	99,456,035	1,839,580	41,356,466	1,760,292	39,683,282

Class I	4,950,255	101,749,384	3,505,055	72,915,980	2,854,662	65,654,604	2,105,808	49,407,785

Class R1	168,467	3,301,527	184,306	3,652,200	101,533	2,231,527	124,881	2,758,786

Class R2	797,491	15,921,895	872,354	17,521,176	523,200	11,789,625	498,554	11,217,316

Class R3	1,321,370	27,062,233	1,723,519	35,201,863	876,922	20,068,918	1,133,149	25,818,646

Class R4	3,287,873	66,759,955	2,585,008	53,448,284	1,957,167	44,474,804	1,336,578	31,034,194

Class 529A	2,611,977	52,684,155	2,683,158	55,067,948	1,179,498	27,041,771	1,268,966	29,202,561

Class 529B	92,376	1,843,144	108,164	2,188,804	34,984	788,670	44,413	998,584
Class 529C	564,730	11,116,841	694,236	13,880,105	207,708	4,678,943	226,302	5,029,323
	34,134,735	$692,951,727	37,331,147	$768,026,157	15,062,611	$344,536,571	15,315,774	$353,206,705

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued				MFS Aggressive Growth Allocation Fund – continued

	Year ended 5/31/19		Year ended 5/31/18		Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions

Class A	8,691,032	$156,525,537	6,064,903	$124,451,804	2,030,603	$40,896,352	1,317,291	$30,389,955

Class B	531,584	9,515,307	436,088	8,883,122	119,912	2,386,256	91,961	2,093,950

Class C	2,001,210	35,401,415	1,773,566	35,737,349	465,821	9,172,009	394,711	8,896,795

Class I	530,549	9,634,775	283,526	5,863,313	255,411	5,225,703	142,297	3,334,015

Class R1	85,084	1,472,799	65,319	1,290,054	37,625	729,171	24,873	552,678

Class R2	454,029	7,990,914	366,200	7,349,635	158,540	3,126,405	117,560	2,658,022

Class R3	607,316	10,834,512	535,807	10,898,310	284,141	5,674,293	256,137	5,860,415

Class R4	737,115	13,245,955	505,916	10,366,223	237,679	4,796,364	140,265	3,242,931

Class 529A	765,560	13,672,902	517,390	10,534,053	368,663	7,369,594	236,141	5,409,982

Class 529B	31,411	556,293	24,350	491,142	10,408	204,523	7,540	169,733
Class 529C	186,450	3,253,558	156,584	3,114,190	68,728	1,331,872	53,498	1,188,732
	14,621,340	$262,103,967	10,729,649	$218,979,195	4,037,531	$80,912,542	2,782,274	$63,797,208

Shares reacquired

Class A	(19,755,492)	$(403,638,669)	(27,718,170)	$(571,196,996)	(5,733,226)	$(133,460,526)	(7,245,427)	$(166,487,635)

Class B	(2,619,298)	(52,969,870)	(2,855,938)	(58,467,605)	(681,094)	(15,532,783)	(766,601)	(17,459,569)

Class C	(8,101,489)	(162,296,957)	(17,327,555)	(350,376,702)	(2,266,280)	(51,175,676)	(5,188,248)	(116,914,186)

Class I	(3,151,975)	(63,884,929)	(2,105,434)	(43,913,793)	(1,879,208)	(43,765,380)	(1,378,683)	(32,135,277)

Class R1	(588,674)	(11,471,258)	(488,487)	(9,595,747)	(121,519)	(2,733,676)	(193,508)	(4,220,839)

Class R2	(2,124,667)	(41,906,817)	(2,777,542)	(56,149,907)	(917,049)	(20,707,314)	(1,203,280)	(27,200,411)

Class R3	(3,230,880)	(64,338,526)	(4,431,339)	(91,380,928)	(2,743,982)	(61,512,686)	(2,091,868)	(48,019,652)

Class R4	(3,566,526)	(70,288,876)	(4,351,886)	(89,376,764)	(1,292,895)	(29,269,235)	(918,480)	(21,182,099)

Class 529A	(2,624,563)	(53,057,990)	(2,518,184)	(51,642,013)	(1,403,103)	(32,033,223)	(1,216,185)	(27,806,555)

Class 529B	(163,032)	(3,271,853)	(187,496)	(3,798,191)	(73,213)	(1,631,168)	(85,899)	(1,926,358)
Class 529C	(1,104,664)	(21,761,656)	(1,228,973)	(24,560,118)	(402,262)	(8,903,712)	(531,795)	(11,810,331)
	(47,031,260)	$(948,887,401)	(65,991,004)	$(1,350,458,764)	(17,513,831)	$(400,725,379)	(20,819,974)	$(475,162,912)

Net change

Class A	4,074,430	$61,107,618	(2,320,305)	$(46,977,062)	1,534,271	$28,168,810	621,408	$15,892,642

Class B	(1,541,490)	(32,396,758)	(1,690,270)	(34,658,851)	(310,719)	(7,428,268)	(407,353)	(9,299,713)

Class C	(1,445,197)	(33,661,504)	(10,641,184)	(215,183,318)	39,121	(647,201)	(3,033,245)	(68,334,109)

Class I	2,328,829	47,499,230	1,683,147	34,865,500	1,230,865	27,114,927	869,422	20,606,523

Class R1	(335,123)	(6,696,932)	(238,862)	(4,653,493)	17,639	227,022	(43,754)	(909,375)

Class R2	(873,147)	(17,994,008)	(1,538,988)	(31,279,096)	(235,309)	(5,791,284)	(587,166)	(13,325,073)

Class R3	(1,302,194)	(26,441,781)	(2,172,013)	(45,280,755)	(1,582,919)	(35,769,475)	(702,582)	(16,340,591)

Class R4	458,462	9,717,034	(1,260,962)	(25,562,257)	901,951	20,001,933	558,363	13,095,026

Class 529A	752,974	13,299,067	682,364	13,959,988	145,058	2,378,142	288,922	6,805,988

Class 529B	(39,245)	(872,416)	(54,982)	(1,118,245)	(27,821)	(637,975)	(33,946)	(758,041)
Class 529C	(353,484)	(7,391,257)	(378,153)	(7,565,823)	(125,826)	(2,892,897)	(251,995)	(5,592,276)
	1,724,815	$6,168,293	(17,930,208)	$(363,453,412)	1,586,311	$24,723,734	(2,721,926)	$(58,158,999)

Class T shares were not publicly available for sale during the period. Please see each fund’s prospectus for details.

Effective June 1, 2019, purchases of each fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and

Notes to Financial Statements – continued

other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$16,657	$31,973	$29,053	$10,305
Interest Expense	—	—	—	—

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

	MFS Conservative Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$59,440,433	$6,803,703	$1,829,298	$(1,126,850)	$(8,693,564)	$54,594,424
MFS Emerging Markets Debt Fund	87,039,103	7,091,773	8,702,395	(791,892)	1,179,256	85,815,845
MFS Emerging Markets Debt Local Currency Fund (a)	56,341,170	8,848,179	8,195,149	(1,799,870)	1,638,806	56,833,136
MFS Global Bond Fund	144,986,630	11,957,442	15,082,353	(3,104,192)	4,836,807	143,594,334
MFS Global Real Estate Fund	59,392,659	3,018,543	10,585,616	468,529	4,495,207	56,789,322
MFS Government Securities Fund	294,767,865	18,987,394	34,425,817	(3,194,477)	11,509,568	287,644,533
MFS Growth Fund	180,080,026	11,028,287	32,679,326	14,287,274	(3,860,450)	168,855,811
MFS High Income Fund	146,567,573	9,457,240	13,869,287	(1,237,986)	1,376,603	142,294,143
MFS Inflation-Adjusted Bond Fund	294,727,455	19,701,179	29,350,083	(3,249,174)	6,978,554	288,807,931
MFS Institutional Money Market Portfolio	547,921	89,185,374	87,791,456	(1,881)	—	1,939,958
MFS International Growth Fund	59,030,809	4,467,703	5,279,762	483,526	(2,760,648)	55,941,628
MFS International Intrinsic Value Fund	58,636,854	4,107,631	5,489,688	450,145	(1,387,849)	56,317,093
MFS Limited Maturity Fund	294,070,920	17,486,128	29,606,432	(1,502,599)	5,187,585	285,635,602
MFS Mid Cap Growth Fund	119,545,320	9,128,063	24,783,416	8,848,822	994,751	113,733,540
MFS Mid Cap Value Fund	117,858,840	11,224,953	12,893,122	1,960,199	(7,878,277)	110,272,593
MFS New Discovery Fund	30,354,091	6,420,923	5,930,784	1,300,540	(4,340,715)	27,804,055
MFS New Discovery Value Fund	29,930,754	3,909,147	4,126,670	609,979	(3,087,172)	27,236,038
MFS Research Fund	177,866,419	22,445,929	26,157,960	3,286,514	(9,890,871)	167,550,031
MFS Research International Fund	115,461,670	12,788,103	6,399,230	(266,247)	(9,610,789)	111,973,507
MFS Total Return Bond Fund	441,513,911	24,897,621	47,194,683	(2,295,120)	14,651,272	431,573,001
MFS Value Fund	174,114,333	10,294,456	19,933,656	1,506,492	843,032	166,824,657
	$2,942,274,756	$313,249,771	$430,306,183	$14,631,732	$2,181,106	$2,842,031,182

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$1,774,441	$—
MFS Emerging Markets Debt Fund	4,189,432	—
MFS Emerging Markets Debt Local Currency Fund (a)	1,098,738	—
MFS Global Bond Fund	3,370,250	—
MFS Global Real Estate Fund	1,483,092	207,875
MFS Government Securities Fund	7,491,001	—
MFS Growth Fund	486,989	5,879,828
MFS High Income Fund	7,581,505	—
MFS Inflation-Adjusted Bond Fund	8,281,700	—
MFS Institutional Money Market Portfolio	35,507	—
MFS International Growth Fund	952,866	1,203,309
MFS International Intrinsic Value Fund	923,563	1,559,516
MFS Limited Maturity Fund	7,511,009	—
MFS Mid Cap Growth Fund	—	4,339,873
MFS Mid Cap Value Fund	2,664,438	3,721,073
MFS New Discovery Fund	1,590,699	3,127,142
MFS New Discovery Value Fund	1,007,615	931,929
MFS Research Fund	2,840,143	15,398,188
MFS Research International Fund	4,986,765	819,793
MFS Total Return Bond Fund	13,781,371	—
MFS Value Fund	3,591,634	2,226,298
	$75,642,758	$39,414,824

Notes to Financial Statements – continued

	MFS Moderate Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$172,546,907	$18,024,592	$8,273,532	$(5,339,502)	$(22,870,112)	$154,088,353
MFS Emerging Markets Debt Fund	166,911,229	15,172,620	19,506,455	(1,809,687)	2,505,461	163,273,168
MFS Emerging Markets Debt Local Currency Fund (a)	105,993,515	16,704,989	16,184,601	(3,542,206)	3,153,119	106,124,816
MFS Global Bond Fund	277,009,511	20,141,843	29,344,788	(6,270,915)	9,364,169	270,899,820
MFS Global Real Estate Fund	172,747,848	6,270,975	28,972,082	1,319,020	13,027,722	164,393,483
MFS Government Securities Fund	568,520,163	25,732,095	68,088,340	(6,797,632)	22,301,044	541,667,330
MFS Growth Fund	464,769,667	19,628,475	76,475,966	35,119,263	(8,883,828)	434,157,611
MFS High Income Fund	283,395,326	16,100,078	28,330,468	(3,076,172)	3,299,439	271,388,203
MFS Inflation-Adjusted Bond Fund	398,170,479	18,955,991	39,651,918	(4,084,355)	8,757,163	382,147,360
MFS Institutional Money Market Portfolio	2,633,949	125,904,656	126,793,323	(678)	122	1,744,726
MFS International Growth Fund	171,354,315	9,179,075	12,612,145	1,206,874	(7,884,224)	161,243,895
MFS International Intrinsic Value Fund	170,635,214	8,563,059	13,594,071	1,993,961	(4,847,939)	162,750,224
MFS International New Discovery Fund	56,844,603	4,845,494	2,094,398	(84,298)	(5,709,652)	53,801,749
MFS Mid Cap Growth Fund	405,028,241	23,431,609	76,487,314	28,115,329	4,871,526	384,959,391
MFS Mid Cap Value Fund	399,411,964	28,315,153	37,904,869	6,861,323	(26,875,942)	369,807,629
MFS New Discovery Fund	88,021,594	16,730,905	15,605,125	3,106,252	(11,737,883)	80,515,743
MFS New Discovery Value Fund	86,853,009	8,573,173	10,371,189	1,530,003	(8,654,247)	77,930,749
MFS Research Fund	459,188,361	50,451,582	62,274,974	9,285,950	(26,514,690)	430,136,229
MFS Research International Fund	335,142,185	31,223,926	15,452,552	(107,582)	(28,354,652)	322,451,325
MFS Total Return Bond Fund	453,814,143	21,946,881	50,704,173	(3,674,460)	16,033,118	437,415,509
MFS Value Fund	450,705,972	23,883,459	53,163,740	6,911,459	(797,103)	427,540,047
	$5,689,698,195	$509,780,630	$791,886,023	$60,661,947	$(69,817,389)	$5,398,437,360

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$5,064,776	$—
MFS Emerging Markets Debt Fund	8,069,899	—
MFS Emerging Markets Debt Local Currency Fund (a)	2,054,144	—
MFS Global Bond Fund	6,460,417	—
MFS Global Real Estate Fund	4,228,038	592,615
MFS Government Securities Fund	14,300,573	—
MFS Growth Fund	1,233,003	14,997,745
MFS High Income Fund	14,555,364	—
MFS Inflation-Adjusted Bond Fund	11,078,696	—
MFS Institutional Money Market Portfolio	57,159	—
MFS International Growth Fund	2,729,487	3,446,881
MFS International Intrinsic Value Fund	2,657,084	4,486,708
MFS International New Discovery Fund	636,133	2,618,647
MFS Mid Cap Growth Fund	—	14,497,322
MFS Mid Cap Value Fund	8,933,628	12,476,433
MFS New Discovery Fund	4,519,400	8,884,652
MFS New Discovery Value Fund	2,884,417	2,670,010
MFS Research Fund	7,279,245	39,465,335
MFS Research International Fund	14,236,905	2,340,460
MFS Total Return Bond Fund	14,064,137	—
MFS Value Fund	9,260,483	5,685,693
	$134,302,988	$112,162,501

Notes to Financial Statements – continued

	MFS Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$200,735,688	$21,614,838	$6,920,431	$(5,120,139)	$(27,984,840)	$182,325,116
MFS Emerging Markets Debt Fund	144,044,558	16,133,062	15,766,597	(1,485,988)	2,151,117	145,076,152
MFS Emerging Markets Debt Local Currency Fund (a)	91,176,268	15,370,784	12,145,664	(2,740,832)	2,421,184	94,081,740
MFS Emerging Markets Equity Fund	48,201,111	4,229,412	1,670,961	(142,954)	(4,728,976)	45,887,632
MFS Global Bond Fund	95,600,110	8,927,185	9,363,469	(2,107,472)	3,251,735	96,308,089
MFS Global Real Estate Fund	200,672,702	7,062,838	26,468,638	830,041	15,968,197	198,065,141
MFS Growth Fund	558,458,024	21,602,480	68,480,913	30,237,018	895,242	542,711,851
MFS High Income Fund	245,506,541	18,246,809	22,994,103	(2,724,199)	2,843,307	240,878,355
MFS Inflation-Adjusted Bond Fund	245,922,492	15,845,568	22,091,545	(2,900,071)	5,982,337	242,758,781
MFS Institutional Money Market Portfolio	8,850,572	127,781,195	124,901,266	1,357	412	11,732,270
MFS International Growth Fund	249,150,372	12,296,318	8,600,051	570,392	(10,370,168)	243,046,863
MFS International Intrinsic Value Fund	247,207,915	12,941,329	10,253,942	328,082	(4,588,484)	245,634,900
MFS International New Discovery Fund	98,834,934	8,800,751	1,110,372	(176,697)	(9,905,229)	96,443,387
MFS Mid Cap Growth Fund	454,723,601	21,808,191	62,973,901	21,864,651	15,256,141	450,678,683
MFS Mid Cap Value Fund	447,742,171	29,941,526	24,826,522	3,159,959	(26,256,095)	429,761,038
MFS New Discovery Fund	102,677,526	18,820,929	13,696,936	2,933,124	(13,138,490)	97,596,153
MFS New Discovery Value Fund	101,167,360	9,136,106	8,225,972	1,216,137	(9,728,367)	93,565,264
MFS Research Fund	400,738,508	42,349,670	37,344,921	3,846,440	(19,621,719)	389,967,978
MFS Research International Fund	340,606,115	32,900,177	5,134,509	(215,519)	(28,792,257)	339,364,007
MFS Total Return Bond Fund	147,070,688	10,366,325	15,677,498	(1,044,867)	5,188,823	145,903,471
MFS Value Fund	539,054,281	26,251,349	39,940,454	1,309,603	5,153,103	531,827,882
	$4,968,141,537	$482,426,842	$538,588,665	$47,638,066	$(96,003,027)	$4,863,614,753

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$5,910,326	$—
MFS Emerging Markets Debt Fund	7,090,165	—
MFS Emerging Markets Debt Local Currency Fund (a)	1,834,851	—
MFS Emerging Markets Equity Fund	397,625	—
MFS Global Bond Fund	2,266,422	—
MFS Global Real Estate Fund	5,001,070	700,965
MFS Growth Fund	1,481,127	18,302,630
MFS High Income Fund	12,803,468	—
MFS Inflation-Adjusted Bond Fund	6,937,959	—
MFS Institutional Money Market Portfolio	245,476	—
MFS International Growth Fund	3,990,843	5,039,760
MFS International Intrinsic Value Fund	3,898,909	6,583,634
MFS International New Discovery Fund	1,110,168	4,570,019
MFS Mid Cap Growth Fund	—	16,539,484
MFS Mid Cap Value Fund	10,118,114	14,130,651
MFS New Discovery Fund	5,315,611	10,449,916
MFS New Discovery Value Fund	3,382,704	3,129,922
MFS Research Fund	6,439,158	34,910,701
MFS Research International Fund	14,532,499	2,389,053
MFS Total Return Bond Fund	4,636,356	—
MFS Value Fund	11,265,460	6,939,220
	$108,658,311	$123,685,955

Notes to Financial Statements – continued

	MFS Aggressive Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$90,202,679	$17,663,175	$5,000,848	$(3,504,378)	$(11,511,107)	$87,849,521
MFS Emerging Markets Equity Fund	34,983,987	5,942,607	1,972,591	(235,659)	(3,355,510)	35,362,834
MFS Global Real Estate Fund	90,311,235	7,942,795	15,383,853	390,936	7,423,842	90,684,955
MFS Growth Fund	236,623,631	12,279,670	30,881,496	12,267,471	1,103,138	231,392,414
MFS Institutional Money Market Portfolio	185,907	41,770,706	41,700,773	(395)	—	255,445
MFS International Growth Fund	143,077,871	10,500,694	5,384,011	(299,704)	(5,630,282)	142,264,568
MFS International Intrinsic Value Fund	142,544,285	10,840,811	7,812,901	(382,662)	(2,141,709)	143,047,824
MFS International New Discovery Fund	71,146,010	10,103,469	2,177,600	(415,517)	(6,987,421)	71,668,941
MFS Mid Cap Growth Fund	181,370,615	8,891,268	25,210,216	5,435,248	9,274,901	179,761,816
MFS Mid Cap Value Fund	178,832,770	16,609,272	11,280,866	48,468	(9,409,036)	174,800,608
MFS New Discovery Fund	45,914,983	9,228,935	6,372,960	930,926	(5,717,228)	43,984,656
MFS New Discovery Value Fund	45,354,783	5,806,694	4,034,088	106,235	(4,012,257)	43,221,367
MFS Research Fund	161,925,652	19,790,011	16,262,925	887,576	(6,960,617)	159,379,697
MFS Research International Fund	139,845,622	17,793,503	2,744,901	(477,475)	(11,727,572)	142,689,177
MFS Value Fund	228,167,957	16,288,524	17,793,962	(271,113)	3,144,101	229,535,507
	$1,790,487,987	$211,452,134	$194,013,991	$14,479,957	$(46,506,757)	$1,775,899,330

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$2,645,826	$—
MFS Emerging Markets Equity Fund	291,505	—
MFS Global Real Estate Fund	2,166,795	303,705
MFS Growth Fund	644,277	7,786,138
MFS Institutional Money Market Portfolio	9,750	—
MFS International Growth Fund	2,327,920	2,939,770
MFS International Intrinsic Value Fund	2,247,785	3,795,573
MFS International New Discovery Fund	811,205	3,339,334
MFS Mid Cap Growth Fund	—	6,666,173
MFS Mid Cap Value Fund	4,052,524	5,659,632
MFS New Discovery Fund	2,446,544	4,809,640
MFS New Discovery Value Fund	1,542,007	1,427,017
MFS Research Fund	2,580,876	13,992,541
MFS Research International Fund	6,061,680	996,503
MFS Value Fund	4,770,020	2,909,668
	$32,598,714	$54,625,694

(a)

Amounts reflect the impact of a return of capital distribution adjustment which has the effect of reducing dividend income and increasing realized gain (loss) and/or change in unrealized appreciation or depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (collectively referred to as the “MFS Asset Allocation Funds”) (four of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolios of investments, as of May 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the MFS Asset Allocation Funds (four of the funds constituting MFS Series Trust X) at May 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the MFS Asset Allocation Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager(s)

Joseph Flaherty

Natalie Shapiro

Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). Each fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The funds below designated the following amounts as capital gain dividends paid during the fiscal year:

Capital Gains
MFS Conservative Allocation Fund	$75,673,000
MFS Moderate Allocation Fund	216,199,000
MFS Growth Allocation Fund	214,851,000
MFS Aggressive Growth Allocation Fund	71,538,000

For corporate shareholders, the percentages of the ordinary income dividends paid during the fiscal year that qualify for the corporate dividends received deduction are as follows:

Dividends Received Deductions
MFS Conservative Allocation Fund	12.88%
MFS Moderate Allocation Fund	19.94%
MFS Growth Allocation Fund	27.86%
MFS Aggressive Growth Allocation Fund	40.72%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® Blended Research®

Growth Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRW-ANN

MFS® Blended Research® Growth Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	7.9%
Amazon.com, Inc.	6.5%
Apple, Inc.	5.5%
Facebook, Inc., “A “	3.5%
Mastercard, Inc., “A”	3.0%
Alphabet, Inc., “C”	2.8%
Boeing Co.	2.4%
Adobe Systems, Inc.	2.3%
Alphabet, Inc., “A”	2.3%
Union Pacific Corp.	2.1%

Equity sectors (k)
Technology	32.1%
Retailing	11.6%
Health Care	11.5%
Financial Services	8.7%
Special Products & Services	7.4%
Industrial Goods & Services	6.7%
Consumer Staples	6.3%
Leisure	5.1%
Transportation	3.1%
Utilities & Communications	2.5%
Basic Materials	1.7%
Autos & Housing	1.0%
Energy	0.5%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Blended Research Growth Equity Fund (fund) provided a total return of 0.95%, at net asset value. This compares with a return of 5.39% for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019, central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks in order to encourage the continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the United States and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by a lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Detractors from Performance

Stock selection within both the special products & services and health care sectors detracted from performance relative to the Russell® 1000 Growth Index. Within the special products & services sector, the timing of the fund’s ownership in shares of information technology company DXC Technology hindered relative results. Shares of DXC Technology declined after the company missed, then lowered, its revenue expectations, driven by execution challenges in its digital business and foreign exchange headwinds. The fund’s overweight holdings of online travel company Booking Holdings also held back relative performance. Shares of Booking Holdings fell over the reporting period as a weak macro environment weighed on the company’s

3

Management Review – continued

earnings, with bookings and revenues missing consensus expectations. Additionally, the company lowered its 2019 outlook due to economic weakness in Europe. Within the health care sector, the fund’s overweight positions in medical devices producer Align Technology (h), heart pumping medical devices maker ABIOMED (h) and biotech firm Biogen negatively impacted relative results.

Elsewhere, the fund’s overweight holdings of computer hard drive maker Western Digital, computer graphics processors maker NVIDIA and automotive seats manufacturer Lear hindered relative performance. Holdings of independent petroleum products company Marathon Petroleum (b) and specialty chemicals company Eastman Chemical (b) were also among the fund’s top relative detractors.

Contributors to Performance

Security selection in the transportation sector benefited relative performance. Here, avoiding shares of poor-performing transportation company FedEx aided relative results.

Within other sectors, avoiding shares of pharmaceutical company Abbvie, semiconductor company Micron Technology and oilfield services provider Halliburton contributed to relative performance, as all three stocks underperformed the benchmark over the reporting period. The share price of Abbvie came under pressure as revenues from the company’s prescription medicine Humira, used to treat immune system conditions, came in below consensus expectations. Also, management lowered its forward guidance, which further weighed on the stock. The fund’s overweight holdings of pharmaceutical company Eli Lilly, energy service provider Ingersoll-Rand, software giant Microsoft, identity management services provider Okta and medical equipment manufacturer Edwards Lifesciences (h) supported relative returns. Shares of Eli Lilly climbed after the company delivered earnings per share results ahead of consensus, driven by continued sales growth in Cialis, margin expansion and pipeline advancements. The company also provided a 2019 revenue outlook that was ahead of market estimates, despite the Cialis patent expiration and a higher-than-normal foreign exchange headwind. The fund’s position in integrated electric power company AES (b) also helped relative performance. Investors appeared to have reacted favorably to better-than-anticipated earnings results and a strong growth outlook into 2021, which benefited shares of AES.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	0.95%	10.51%
B	9/15/15	0.17%	9.70%
C	9/15/15	0.13%	9.68%
I	9/15/15	1.18%	10.78%
R1	9/15/15	0.18%	9.69%
R2	9/15/15	0.61%	10.22%
R3	9/15/15	0.98%	10.51%
R4	9/15/15	1.18%	10.80%
R6	9/15/15	1.22%	10.86%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		5.39%	14.10%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.85)%	8.76%
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.58)%	9.06%
C With CDSC (1% for 12 months) (v)		(0.81)%	9.68%
CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.74%	$1,000.00	$1,016.76	$3.72
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,012.62	$7.48
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,012.15	$7.47
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,017.50	$2.46
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$1,012.67	$7.48
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$1,014.77	$4.97
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,016.22	$3.72
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,018.31	$2.47
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.40%	$1,000.00	$1,017.98	$2.01
	Hypothetical (h)	0.40%	$1,000.00	$1,022.94	$2.02

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.2%

Issuer	Shares/Par	Value ($)
Aerospace - 2.4%
Boeing Co.	12,629	$4,314,193

Airlines - 0.9%
Delta Air Lines, Inc.	32,921	$1,695,432

Apparel Manufacturers - 1.1%
NIKE, Inc., “B”	26,478	$2,042,513

Automotive - 0.8%
Lear Corp.	11,794	$1,403,840

Biotechnology - 4.8%
Amgen, Inc.	2,739	$456,591
Biogen, Inc. (a)	9,057	1,986,110
Celgene Corp. (a)	12,128	1,137,485
Illumina, Inc. (a)	8,245	2,530,473
Incyte Corp. (a)	2,578	202,708
Regeneron Pharmaceuticals, Inc. (a)	1,461	440,813
Vertex Pharmaceuticals, Inc. (a)	12,195	2,026,565

		$8,780,745
Brokerage & Asset Managers - 0.4%
TD Ameritrade Holding Corp.	15,145	$753,464

Business Services - 5.5%
Accenture PLC, “A”	13,906	$2,476,242
Cognizant Technology Solutions Corp., “A”	32,213	1,994,951
DXC Technology Co.	30,471	1,448,591
Fidelity National Information Services, Inc.	17,376	2,090,333
First Data Corp. (a)	55,814	1,418,792
Global Payments, Inc.	3,050	469,822
WEX, Inc. (a)	1,010	190,829

		$10,089,560
Cable TV - 1.0%
Comcast Corp., “A”	44,795	$1,836,595

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 1.7%
CF Industries Holdings, Inc.	45,660	$1,837,358
Eastman Chemical Co.	18,366	1,192,321

		$3,029,679
Computer Software - 13.1%
Adobe Systems, Inc. (a)	15,637	$4,236,063
Cadence Design Systems, Inc. (a)	7,313	464,888
Microsoft Corp.	116,475	14,405,628
Okta, Inc. (a)	8,506	963,049
Paycom Software, Inc. (a)	2,728	578,609
Salesforce.com, Inc. (a)	19,386	2,935,234
Zscaler, Inc. (a)	4,832	331,620

		$23,915,091
Computer Software - Systems - 6.6%
Apple, Inc.	56,995	$9,978,114
Atlassian Corp. PLC, “A” (a)	3,699	465,630
ServiceNow, Inc. (a)	4,261	1,116,084
Western Digital Corp.	14,013	521,564

		$12,081,392
Construction - 0.3%
Toll Brothers, Inc.	15,692	$545,611

Consumer Products - 1.4%
Kimberly-Clark Corp.	19,891	$2,543,860

Consumer Services - 1.9%
Booking Holdings, Inc. (a)	1,718	$2,845,386
Planet Fitness, Inc. (a)	6,900	527,643

		$3,373,029
Electrical Equipment - 0.3%
HD Supply Holdings, Inc. (a)	15,008	$622,682

Electronics - 2.6%
Broadcom, Inc.	5,007	$1,259,962
Lam Research Corp.	2,769	483,495
NVIDIA Corp.	14,356	1,944,664
Texas Instruments, Inc.	10,524	1,097,758

		$4,785,879
Energy - Independent - 0.5%
Marathon Petroleum Corp.	19,155	$880,938

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 3.3%
General Mills, Inc.	31,738	$1,569,127
PepsiCo, Inc.	19,171	2,453,888
Tyson Foods, Inc., “A”	27,378	2,077,716

		$6,100,731
Gaming & Lodging - 1.4%
Marriott International, Inc., “A”	20,156	$2,516,275

Health Maintenance Organizations - 1.4%
Cigna Corp.	5,926	$877,166
Humana, Inc.	543	132,959
UnitedHealth Group, Inc.	6,256	1,512,701

		$2,522,826
Insurance - 1.0%
MetLife, Inc.	40,401	$1,866,930

Internet - 8.6%
Alphabet, Inc., “A” (a)	3,791	$4,194,742
Alphabet, Inc., “C” (a)	4,713	5,201,408
Facebook, Inc., “A” (a)	35,940	6,378,272

		$15,774,422
Leisure & Toys - 0.4%
Electronic Arts, Inc. (a)	7,093	$660,216

Machinery & Tools - 3.1%
AGCO Corp.	9,070	$603,699
Allison Transmission Holdings, Inc.	22,346	924,901
Cummins, Inc.	5,095	768,122
Eaton Corp. PLC	5,060	376,919
Illinois Tool Works, Inc.	4,551	635,502
Ingersoll-Rand Co. PLC, “A”	20,044	2,372,007

		$5,681,150
Medical & Health Technology & Services - 2.4%
HCA Healthcare, Inc.	18,214	$2,203,165
IDEXX Laboratories, Inc. (a)	1,548	386,644
McKesson Corp.	4,968	606,792
Walgreens Boots Alliance, Inc.	23,747	1,171,677

		$4,368,278

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 1.0%
Boston Scientific Corp. (a)	38,669	$1,485,276
DexCom, Inc. (a)	2,400	291,120

		$1,776,396
Natural Gas - Pipeline - 0.3%
Equitrans Midstream Corp.	27,442	$544,998

Network & Telecom - 1.2%
Cisco Systems, Inc.	40,276	$2,095,560

Other Banks & Diversified Financials - 5.9%
Citigroup, Inc.	26,939	$1,674,259
Mastercard, Inc., “A”	21,888	5,504,613
Visa, Inc., “A”	22,651	3,654,286

		$10,833,158
Pharmaceuticals - 2.0%
Eli Lilly & Co.	24,133	$2,797,980
Johnson & Johnson	6,365	834,770

		$3,632,750
Pollution Control - 0.9%
Waste Management, Inc.	14,663	$1,603,399

Railroad & Shipping - 2.1%
Union Pacific Corp.	23,406	$3,903,653

Real Estate - 1.3%
Simon Property Group, Inc., REIT	14,874	$2,410,927

Restaurants - 2.3%
Chipotle Mexican Grill, Inc., “A” (a)	1,399	$923,298
Starbucks Corp.	44,083	3,352,953

		$4,276,251
Specialty Stores - 10.5%
Amazon.com, Inc. (a)	6,642	$11,790,015
AutoZone, Inc. (a)	1,711	1,757,385
Best Buy Co., Inc.	12,182	763,446
Costco Wholesale Corp.	7,760	1,859,141
Home Depot, Inc.	6,023	1,143,467
Lululemon Athletica, Inc. (a)	6,609	1,094,384
Ross Stores, Inc.	2,928	272,275

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Target Corp.	6,060	$487,527

		$19,167,640
Telecommunications - Wireless - 0.8%
American Tower Corp., REIT	6,847	$1,429,448

Tobacco - 1.5%
Altria Group, Inc.	19,045	$934,348
Philip Morris International, Inc.	24,287	1,873,256

		$2,807,604
Trucking - 0.1%
Expeditors International of Washington, Inc.	2,202	$153,237

Utilities - Electric Power - 1.4%
AES Corp.	63,908	$1,009,747
NRG Energy, Inc.	46,082	1,568,631

		$2,578,378
Total Common Stocks (Identified Cost, $148,150,681)		$179,398,730

Investment Companies (h) - 1.5%
Money Market Funds - 1.5%
MFS Institutional Money Market Portfolio, 2.46% (v) (Identified Cost, $2,759,794)	2,759,962	$2,759,962

Other Assets, Less Liabilities - 0.3%		533,011
Net Assets - 100.0%		$182,691,703

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,759,962 and $179,398,730, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $148,150,681)	$179,398,730
Investments in affiliated issuers, at value (identified cost, $2,759,794)	2,759,962
Receivables for
Fund shares sold	448,983
Dividends	214,522
Receivable from investment adviser	7,202
Other assets	615
Total assets	$182,830,014

Liabilities
Payables for
Fund shares reacquired	$50,204
Payable to affiliates
Shareholder servicing costs	18,167
Distribution and service fees	796
Payable for independent Trustees’ compensation	2
Accrued expenses and other liabilities	69,142
Total liabilities	$138,311
Net assets	$182,691,703

Net assets consist of
Paid-in capital	$150,307,206
Total distributable earnings (loss)	32,384,497
Net assets	$182,691,703
Shares of beneficial interest outstanding	13,736,891

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$52,917,870	3,994,698	$13.25
Class B	427,543	32,687	13.08
Class C	524,684	40,130	13.07
Class I	1,560,406	117,219	13.31
Class R1	169,904	12,991	13.08
Class R2	106,023	7,975	13.29
Class R3	72,468	5,449	13.30
Class R4	73,144	5,493	13.32
Class R6	126,839,661	9,520,249	13.32

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.06 [100 / 94.25 x $13.25]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$2,427,989
Dividends from affiliated issuers	42,618
Other	10,245
Income on securities loaned	8,306
Total investment income	$2,489,158
Expenses
Management fee	$748,971
Distribution and service fees	146,923
Shareholder servicing costs	59,011
Administrative services fee	36,337
Independent Trustees’ compensation	4,329
Custodian fee	14,117
Shareholder communications	9,541
Audit and tax fees	54,968
Legal fees	1,538
Registration fees	120,191
Miscellaneous	31,308
Total expenses	$1,227,234
Reduction of expenses by investment adviser and distributor	(285,921)
Net expenses	$941,313
Net investment income (loss)	$1,547,845

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$4,339,962
Affiliated issuers	(255)
Net realized gain (loss)	$4,339,707
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(1,582,831)
Affiliated issuers	90
Net unrealized gain (loss)	$(1,582,741)
Net realized and unrealized gain (loss)	$2,756,966
Change in net assets from operations	$4,304,811

See Notes to Financial Statements

17

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$1,547,845	$1,270,473
Net realized gain (loss)	4,339,707	9,200,625
Net unrealized gain (loss)	(1,582,741)	17,379,210
Change in net assets from operations	$4,304,811	$27,850,308
Total distributions to shareholders (a)	$(11,974,130)	$(2,641,729)
Change in net assets from fund share transactions	$5,352,651	$34,796,068
Total change in net assets	$(2,316,668)	$60,004,647

Net assets
At beginning of period	185,008,371	125,003,724
At end of period (b)	$182,691,703	$185,008,371

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income and from net realized gain were $1,060,041 and $1,581,688, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included undistributed net investment income of $623,482.

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$14.09		$12.07	$10.25	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08		$0.08	$0.08	$0.06
Net realized and unrealized gain (loss)	(0.03	)(g)	2.12	1.77	0.22
Total from investment operations	$0.05		$2.20	$1.85	$0.28

Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.07)	$(0.03)	$(0.03)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.89)		$(0.18)	$(0.03)	$(0.03)
Net asset value, end of period (x)	$13.25		$14.09	$12.07	$10.25
Total return (%) (r)(s)(t)(x)	0.95		18.28	18.05	2.81	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89		0.90	1.47	5.24	(a)
Expenses after expense reductions (f)	0.74		0.74	0.74	0.69	(a)
Net investment income (loss)	0.59		0.61	0.68	0.82	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$52,918		$55,474	$1,318	$352

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.95		$11.98	$10.22	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)		$(0.03)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	(0.03	)(g)	2.11	1.77	0.22
Total from investment operations	$(0.05)		$2.08	$1.76	$0.22

Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.00	)(w)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.82)		$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$13.08		$13.95	$11.98	$10.22
Total return (%) (r)(s)(t)(x)	0.17		17.40	17.22	2.27	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64		1.65	2.42	6.82	(a)
Expenses after expense reductions (f)	1.49		1.49	1.49	1.46	(a)
Net investment income (loss)	(0.14)		(0.25)	(0.08)	0.01	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$428		$333	$249	$113

Class C	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.95		$11.97	$10.22	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)		$(0.03)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	(0.05	)(g)	2.12	1.76	0.22
Total from investment operations	$(0.06)		$2.09	$1.75	$0.22

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$(0.00	)(w)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.82)		$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$13.07		$13.95	$11.97	$10.22
Total return (%) (r)(s)(t)(x)	0.13		17.50	17.12	2.26	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65		1.65	2.41	6.92	(a)
Expenses after expense reductions (f)	1.49		1.49	1.49	1.46	(a)
Net investment income (loss)	(0.11)		(0.26)	(0.05)	0.02	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$525		$338	$159	$62

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$14.17		$12.10	$10.26	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13		$0.10	$0.10	$0.08
Net realized and unrealized gain (loss)	(0.05	)(g)	2.14	1.78	0.21
Total from investment operations	$0.08		$2.24	$1.88	$0.29

Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.06)	$(0.04)	$(0.03)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.94)		$(0.17)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$13.31		$14.17	$12.10	$10.26
Total return (%) (r)(s)(t)(x)	1.18		18.57	18.38	2.97	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64		0.65	1.32	4.67	(a)
Expenses after expense reductions (f)	0.49		0.49	0.49	0.46	(a)
Net investment income (loss)	0.98		0.75	0.91	1.06	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$1,560		$195	$673	$286

Class R1	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.95		$11.98	$10.22	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)		$(0.04)	$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss)	(0.03	)(g)	2.12	1.77	0.22
Total from investment operations	$(0.05)		$2.08	$1.76	$0.22

Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.00	)(w)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.82)		$(0.11)	$—	$(0.00	)(w)
Net asset value, end of period (x)	$13.08		$13.95	$11.98	$10.22
Total return (%) (r)(s)(t)(x)	0.18		17.40	17.22	2.26	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64		1.65	2.49	7.04	(a)
Expenses after expense reductions (f)	1.49		1.49	1.49	1.46	(a)
Net investment income (loss)	(0.16)		(0.27)	(0.05)	0.01	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$170		$166	$175	$51

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$14.10		$12.06	$10.24	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04		$0.03	$0.05	$0.04
Net realized and unrealized gain (loss)	(0.03	)(g)	2.14	1.77	0.22
Total from investment operations	$0.01		$2.17	$1.82	$0.26

Less distributions declared to shareholders
From net investment income	$—		$(0.02)	$—	$(0.02)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.82)		$(0.13)	$—	$(0.02)
Net asset value, end of period (x)	$13.29		$14.10	$12.06	$10.24
Total return (%) (r)(s)(t)(x)	0.61		18.04	17.77	2.61	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14		1.15	2.02	6.54	(a)
Expenses after expense reductions (f)	0.99		0.99	0.99	0.96	(a)
Net investment income (loss)	0.29		0.25	0.44	0.51	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$106		$175	$130	$51

Class R3	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$14.14		$12.09	$10.25	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08		$0.07	$0.07	$0.05
Net realized and unrealized gain (loss)	(0.03	)(g)	2.13	1.79	0.23
Total from investment operations	$0.05		$2.20	$1.86	$0.28

Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.04)	$(0.02)	$(0.03)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.89)		$(0.15)	$(0.02)	$(0.03)
Net asset value, end of period (x)	$13.30		$14.14	$12.09	$10.25
Total return (%) (r)(s)(t)(x)	0.98		18.23	18.11	2.79	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89		0.90	1.84	6.29	(a)
Expenses after expense reductions (f)	0.74		0.74	0.74	0.71	(a)
Net investment income (loss)	0.59		0.49	0.67	0.76	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$72		$72	$61	$51

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$14.17		$12.10	$10.26	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12		$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	(0.04	)(g)	2.15	1.78	0.22
Total from investment operations	$0.08		$2.25	$1.88	$0.29

Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.93)		$(0.18)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$13.32		$14.17	$12.10	$10.26
Total return (%) (r)(s)(t)(x)	1.18		18.65	18.37	2.97	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64		0.65	1.58	6.04	(a)
Expenses after expense reductions (f)	0.49		0.49	0.49	0.46	(a)
Net investment income (loss)	0.84		0.74	0.93	1.01	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$73		$72	$61	$51

Class R6	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$14.18		$12.11	$10.26	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13		$0.11	$0.11	$0.07
Net realized and unrealized gain (loss)	(0.05	)(g)	2.15	1.78	0.22
Total from investment operations	$0.08		$2.26	$1.89	$0.29

Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.08)	$(0.04)	$(0.03)
From net realized gain	(0.82)		(0.11)	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.94)		$(0.19)	$(0.04)	$(0.03)
Net asset value, end of period (x)	$13.32		$14.18	$12.11	$10.26
Total return (%) (r)(s)(t)(x)	1.22		18.71	18.51	2.97	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55		0.57	0.65	5.80	(a)
Expenses after expense reductions (f)	0.40		0.39	0.43	0.45	(a)
Net investment income (loss)	0.93		0.83	0.97	1.01	(a)
Portfolio turnover	60		73	57	28	(n)
Net assets at end of period (000 omitted)	$126,840		$128,183	$122,177	$2,853

See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Growth Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

25

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

26

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$179,398,730	$—	$—	$179,398,730
Mutual Funds	2,759,962	—	—	2,759,962
Total	$182,158,692	$—	$—	$182,158,692

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain

27

Notes to Financial Statements – continued

dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/19	Year ended 5/31/18
Ordinary income (including any short-term capital gains)	$4,464,080	$1,816,644
Long-term capital gains	7,510,050	825,085

Total distributions	$11,974,130	$2,641,729

28

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$151,442,070
Gross appreciation	36,678,596

Gross depreciation	(5,961,974)
Net unrealized appreciation (depreciation)	$30,716,622

Undistributed ordinary income	780,845
Undistributed long-term capital gain	2,710,246
Post-October capital loss deferral	(1,823,216)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 5/31/19	Year ended 5/31/18	Year ended 5/31/19	Year ended 5/31/18
Class A	$250,798	$269,755	$2,925,214	$437,772
Class B	—	—	25,794	2,348
Class C	136	—	35,523	2,571
Class I	7,391	982	51,900	1,839
Class R1	—	—	9,822	1,288
Class R2	—	223	5,719	1,217
Class R3	369	188	4,139	556
Class R4	552	343	4,162	557
Class R6	1,130,783	788,550	7,521,828	1,133,540
Total	$1,390,029	$1,060,041	$10,584,101	$1,581,688

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s

29

Notes to Financial Statements – continued

Board of Trustees. For the year ended May 31, 2019, this management fee reduction amounted to $18,303, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2019. For the year ended May 31, 2019, this reduction amounted to $267,458, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,398 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$134,481
Class B	0.75%	0.25%	1.00%	1.00%	4,315
Class C	0.75%	0.25%	1.00%	1.00%	5,531
Class R1	0.75%	0.25%	1.00%	1.00%	1,705
Class R2	0.25%	0.25%	0.50%	0.50%	708
Class R3	—	0.25%	0.25%	0.25%	183
Total Distribution and Service Fees					$146,923

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed

30

Notes to Financial Statements – continued

money. For the year ended May 31, 2019, this rebate amounted to $160 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2019, were as follows:

Amount
Class A	$1,062
Class B	27,748
Class C	4,975

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $2,950, which equated to 0.0016% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $56,061.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0194% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this agreement was $314 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

31

Notes to Financial Statements – continued

During the year ended May 31, 2019, the fund received a payment from the investment adviser to reimburse the fund for losses on investments not meeting the investment guidelines of the fund. The amount of the payment received was $2,143.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 15, 2017, MFS redeemed 5,026, 878, 874, and 7,940 shares of Class A, Class B, Class C, and Class R6, respectively, for an aggregate amount of $182,914.

On March 19, 2018, MFS purchased 643 shares of Class I for an aggregate amount of $9,075.

At May 31, 2019, MFS held approximately 68% of the outstanding shares of Class R2 and 100% of the outstanding shares of Class R3 and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2019, the fund engaged in purchase transactions pursuant to this policy, which amounted to $747,860.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2019, this reimbursement amounted to $10,203, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $111,837,485 and $120,260,485, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,307,296	$17,067,035	4,395,691	$57,679,146
Class B	11,110	157,558	6,118	83,071
Class C	25,707	373,532	22,540	293,823
Class I	116,377	1,629,607	16,696	228,502
Class R1	252	3,413	413	5,359
Class R2	798	10,669	1,738	23,652
Class R6	1,867,515	25,164,014	1,720,095	22,597,472
	3,329,055	$44,405,828	6,163,291	$80,911,025

32

Notes to Financial Statements – continued

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	17,048	$205,255	1,634	$22,102
Class B	2,162	25,794	175	2,348
Class C	2,992	35,659	191	2,571
Class I	4,908	59,291	208	2,821
Class R1	824	9,822	96	1,288
Class R2	473	5,719	106	1,440
Class R3	373	4,508	55	744
Class R4	390	4,714	67	900
Class R6	715,683	8,652,611	141,434	1,922,090
	744,853	$9,003,373	143,966	$1,956,304

Shares reacquired
Class A	(1,266,884)	$(17,869,262)	(569,258)	$(7,803,369)
Class B	(4,490)	(59,994)	(3,179)	(41,640)
Class C	(12,769)	(169,925)	(11,801)	(158,121)
Class I	(17,856)	(244,042)	(58,764)	(734,297)
Class R1	(8)	(103)	(3,212)	(39,605)
Class R2	(5,702)	(77,245)	(224)	(3,051)
Class R6	(2,105,733)	(29,635,979)	(2,911,542)	(39,291,178)
	(3,413,442)	$(48,056,550)	(3,557,980)	$(48,071,261)

Net change
Class A	57,460	$(596,972)	3,828,067	$49,897,879
Class B	8,782	123,358	3,114	43,779
Class C	15,930	239,266	10,930	138,273
Class I	103,429	1,444,856	(41,860)	(502,974)
Class R1	1,068	13,132	(2,703)	(32,958)
Class R2	(4,431)	(60,857)	1,620	22,041
Class R3	373	4,508	55	744
Class R4	390	4,714	67	900
Class R6	477,465	4,180,646	(1,050,013)	(14,771,616)
	660,466	$5,352,651	2,749,277	$34,796,068

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund,

33

Notes to Financial Statements – continued

the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 14%, 13%, 8%, 7%, 6%, 6%, 5%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $1,114 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,102,723	$40,726,789	$39,069,385	$(255)	$90	$2,759,962

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$42,618	$—

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Growth Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Growth Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by

35

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

41

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $8,583,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 57.51% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

42

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® Blended Research®

Mid Cap Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BMS-ANN

MFS® Blended Research® Mid Cap Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Fidelity National Information Services, Inc.	1.9%
Xcel Energy, Inc.	1.8%
FleetCor Technologies, Inc.	1.7%
Leidos Holdings, Inc.	1.7%
STORE Capital Corp., REIT	1.6%
J.M. Smucker Co.	1.6%
Planet Fitness, Inc.	1.6%
VeriSign, Inc.	1.6%
EPR Properties, REIT	1.6%
Okta, Inc.	1.5%

Equity sectors (k)
Financial Services	22.5%
Technology	14.5%
Health Care	10.5%
Industrial Goods & Services	10.5%
Utilities & Communications	8.0%
Special Products & Services	7.9%
Leisure	6.0%
Retailing	4.2%
Consumer Staples	4.0%
Autos & Housing	3.6%
Basic Materials	3.2%
Energy	1.5%
Transportation	1.4%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Blended Research Mid Cap Equity Fund (fund) provided a total return of –0.52%, at net asset value. This compares with a return of 1.59% for the fund’s benchmark, the Russell Midcap® Index.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019, central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks in order to encourage the continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the United States and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by a lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Detractors from Performance

Stock selection in the leisure sector was a primary factor in the fund’s underperformance relative to the Russell Midcap® Index. Within this sector, the fund’s holding of video game maker Electronic Arts (b) held back relative returns.

Stock selection and, to a lesser extent, an underweight allocation to the technology sector also weighed on relative results. Within this sector, overweight positions in computer hardware and storage company Western Digital and high-performance laser manufacturer IPG Photonics (h) weakened relative results. Shares of Western Digital traded lower as investors appeared to have responded negatively to the company’s

3

Management Review – continued

updated guidance, which indicated lower-than-expected revenues and earnings per share, as NAND (Not-AND) flash memory price declines outpaced cost declines.

Stock selection in the autos & housing sector further dampened relative performance, led by an overweight position in automotive seat manufacturer Lear. The share price of Lear declined, early in the period, after the company posted adjusted earnings per share results that were slightly below consensus estimates.

Stocks in other sectors that detracted from relative performance included the fund’s overweight positions in independent petroleum products company Marathon Petroleum, information technology company DXC Technology, financial services provider East West Bancorp, medical devices producer Align Technologies (h), retail apparel company Urban Outfitters (h) and industrial and specialty chemicals distributor Univar.

Contributors to Performance

Strong stock selection in the health care sector benefited relative results, led by the fund’s overweight position in healthcare services provider Molina Healthcare. Shares of Molina Healthcare advanced, early in the period, as the company beat consensus expectations for earnings per share and raised guidance for the full year, driven, in part, by a better-than-expected medical loss ratio and lower SG&A expenses.

Elsewhere, the fund’s overweight positions in cloud communications and collaboration solutions provider RingCentral, domain name registry services and internet security provider VeriSign, identity and access management company Okta, real estate investment trust (REIT) STORE Capital, global fleet vehicle fuel card provider FleetCor Technologies, utility company Xcel Energy, specialty REIT Entertainment Properties (h) and payment processing services provider Total System Services contributed to relative results. Shares of RingCentral traded higher as the company reported strong results early in the period, well ahead of consensus estimates, primarily due to an increase in software subscription revenues. The company also raised its full-year subscription revenue guidance figures towards the higher end of the range, which further supported the stock. Additionally, holding shares of fitness centers operator Planet Fitness (b) further aided relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	8/19/16	(0.52)%	8.25%
B	8/19/16	(1.27)%	7.42%
C	8/19/16	(1.27)%	7.43%
I	8/19/16	(0.30)%	8.51%
R1	8/19/16	(1.31)%	7.40%
R2	8/19/16	(0.71)%	7.97%
R3	8/19/16	(0.50)%	8.24%
R4	8/19/16	(0.30)%	8.51%
R6	8/19/16	(0.17)%	8.56%

Comparative benchmark(s)
Russell Midcap® Index (f)		1.59%	8.61%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.24)%	5.97%
B With CDSC (Declining over six years from 4% to 0%) (v)		(4.95)%	6.46%
C With CDSC (1% for 12 months) (v)		(2.19)%	7.43%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell Midcap® Index – a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The range of market caps covered in this 800-member index goes from about $1 billion to roughly $20 billion, with an average market cap of $8 billion to $10 billion, and a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added. The Russell Midcap® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

6

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.84%	$1,000.00	$1,041.34	$4.28
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.59%	$1,000.00	$1,037.33	$8.08
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
C	Actual	1.59%	$1,000.00	$1,037.31	$8.08
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
I	Actual	0.59%	$1,000.00	$1,042.61	$3.00
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R1	Actual	1.59%	$1,000.00	$1,036.94	$8.07
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
R2	Actual	1.09%	$1,000.00	$1,040.27	$5.54
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
R3	Actual	0.84%	$1,000.00	$1,041.48	$4.28
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
R4	Actual	0.59%	$1,000.00	$1,042.64	$3.00
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R6	Actual	0.49%	$1,000.00	$1,043.07	$2.50
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.8%

Issuer	Shares/Par	Value ($)
Aerospace - 2.5%
CACI International, Inc., “A” (a)	9,373	$1,907,593
FLIR Systems, Inc.	8,493	410,466
Leidos Holdings, Inc.	62,790	4,729,971

		$7,048,030
Alcoholic Beverages - 1.2%
Molson Coors Brewing Co.	61,077	$3,358,013

Apparel Manufacturers - 0.6%
Deckers Outdoor Corp. (a)	9,139	$1,390,042
Levi Strauss & Co., “A” (a)	16,180	314,216

		$1,704,258
Automotive - 1.3%
Goodyear Tire & Rubber Co.	25,056	$336,001
Lear Corp.	27,750	3,303,083

		$3,639,084
Biotechnology - 1.3%
Incyte Corp. (a)	47,315	$3,720,378

Brokerage & Asset Managers - 1.7%
E*TRADE Financial Corp.	51,402	$2,302,810
Invesco Ltd.	120,173	2,348,180

		$4,650,990
Business Services - 6.4%
DXC Technology Co.	62,527	$2,972,533
Fidelity National Information Services, Inc.	43,843	5,274,313
First Data Corp. (a)	52,761	1,341,185
FleetCor Technologies, Inc. (a)	18,327	4,732,215
Total System Services, Inc.	26,535	3,277,868

		$17,598,114
Chemicals - 2.3%
CF Industries Holdings, Inc.	96,609	$3,887,546
Eastman Chemical Co.	29,028	1,884,498
Huntsman Corp.	37,254	647,102

		$6,419,146

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 5.7%
Alteryx, Inc. (a)	20,232	$1,757,352
Citrix Systems, Inc.	4,448	418,646
Okta, Inc. (a)	37,700	4,268,394
RingCentral, Inc. (a)	35,030	4,198,345
VeriSign, Inc. (a)	22,170	4,322,707
Zscaler, Inc. (a)	10,967	752,665

		$15,718,109
Computer Software - Systems - 6.0%
NCR Corp. (a)	74,534	$2,280,740
NetApp, Inc.	28,349	1,678,261
Rapid7, Inc. (a)	67,455	3,524,524
ServiceNow, Inc. (a)	9,452	2,475,762
Tableau Software, Inc., “A” (a)	23,535	2,646,982
Tech Data Corp. (a)	5,643	511,538
Western Digital Corp.	46,187	1,719,080
Workday, Inc. (a)	8,183	1,670,314

		$16,507,201
Construction - 1.9%
Pulte Homes, Inc.	82,174	$2,547,394
Toll Brothers, Inc.	80,319	2,792,692

		$5,340,086
Consumer Services - 1.6%
Planet Fitness, Inc. (a)	56,777	$4,341,737

Electrical Equipment - 2.9%
AMETEK, Inc.	15,252	$1,248,986
HD Supply Holdings, Inc. (a)	56,983	2,364,225
MSC Industrial Direct Co., Inc., “A”	23,988	1,694,992
WESCO International, Inc. (a)	57,165	2,677,037

		$7,985,240
Electronics - 1.7%
Analog Devices, Inc.	3,271	$316,044
Cirrus Logic, Inc. (a)	28,935	1,081,301
Lam Research Corp.	14,876	2,597,498
Maxim Integrated Products, Inc.	7,327	385,327
Silicon Laboratories, Inc. (a)	3,435	321,413

		$4,701,583

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - 1.3%
Marathon Petroleum Corp.	52,548	$2,416,682
Noble Energy, Inc.	52,347	1,120,226

		$3,536,908
Food & Beverages - 2.8%
Ingredion, Inc.	3,528	$268,692
J.M. Smucker Co.	36,016	4,378,105
Tyson Foods, Inc., “A”	39,104	2,967,603

		$7,614,400
Furniture & Appliances - 0.4%
Whirlpool Corp.	8,993	$1,033,116

Gaming & Lodging - 1.3%
Marriott International, Inc., “A”	28,847	$3,601,260

Health Maintenance Organizations - 1.5%
Centene Corp. (a)	8,753	$505,486
Molina Healthcare, Inc. (a)	24,860	3,536,583

		$4,042,069
Insurance - 5.6%
Ameriprise Financial, Inc.	6,013	$831,177
Everest Re Group Ltd.	16,838	4,170,099
Hartford Financial Services Group, Inc.	69,626	3,666,505
Lincoln National Corp.	23,740	1,411,343
Loews Corp.	65,247	3,351,086
Principal Financial Group, Inc.	16,512	851,524
Reinsurance Group of America, Inc.	7,847	1,161,827

		$15,443,561
Leisure & Toys - 1.1%
Brunswick Corp.	28,010	$1,161,855
Electronic Arts, Inc. (a)	19,173	1,784,623

		$2,946,478
Machinery & Tools - 5.1%
AGCO Corp.	60,728	$4,042,056
Allison Transmission Holdings, Inc.	70,541	2,919,692
Cummins, Inc.	3,211	484,090
Ingersoll-Rand Co. PLC, “A”	11,699	1,384,460
Regal Beloit Corp.	49,140	3,572,478
Roper Technologies, Inc.	3,350	1,152,132
United Rentals, Inc. (a)	4,011	441,611

		$13,996,519

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 3.4%
Amedisys, Inc. (a)	6,258	$702,836
AmerisourceBergen Corp.	30,913	2,406,886
Chemed Corp.	4,997	1,638,716
IDEXX Laboratories, Inc. (a)	12,076	3,016,223
Universal Health Services, Inc.	14,728	1,760,732

		$9,525,393
Medical Equipment - 2.9%
Edwards Lifesciences Corp. (a)	22,906	$3,910,054
PerkinElmer, Inc.	40,913	3,532,429
STERIS PLC	4,328	578,567

		$8,021,050
Natural Gas - Pipeline - 0.6%
Equitrans Midstream Corp.	77,461	$1,538,375

Network & Telecom - 1.1%
F5 Networks, Inc. (a)	2,947	$389,240
Juniper Networks, Inc.	106,143	2,612,179

		$3,001,419
Oil Services - 0.2%
Patterson-UTI Energy, Inc.	64,711	$687,878

Other Banks & Diversified Financials - 5.8%
Cathay General Bancorp, Inc.	46,374	$1,560,021
Discover Financial Services	49,042	3,656,081
East West Bancorp, Inc.	58,033	2,479,170
Navient Corp.	33,317	434,454
Northern Trust Corp.	31,716	2,712,352
Synchrony Financial	110,749	3,724,489
Wintrust Financial Corp.	21,445	1,452,684

		$16,019,251
Pharmaceuticals - 1.4%
Elanco Animal Health, Inc. (a)	22,255	$696,136
United Therapeutics Corp. (a)	5,317	446,469
Zoetis, Inc.	26,648	2,692,780

		$3,835,385
Railroad & Shipping - 1.4%
Kansas City Southern Co.	35,043	$3,969,671

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 9.4%
Americold Realty Trust, REIT	44,421	$1,390,377
Annaly Mortgage Management, Inc., REIT	185,677	1,635,815
Brixmor Property Group, Inc., REIT	206,027	3,533,363
Cousins Properties, Inc., REIT	151,626	1,372,215
EPR Properties, REIT	55,013	4,296,515
Medical Properties Trust, Inc., REIT	216,012	3,840,693
National Retail Properties, Inc., REIT	31,851	1,704,984
Omega Healthcare Investors, Inc., REIT	45,467	1,619,535
Realty Income Corp., REIT	31,096	2,179,208
STORE Capital Corp., REIT	128,965	4,413,182

		$25,985,887
Restaurants - 3.6%
Aramark	89,580	$3,116,488
Chipotle Mexican Grill, Inc., “A” (a)	729	481,118
Darden Restaurants, Inc.	33,437	3,889,392
U.S. Foods Holding Corp. (a)	71,838	2,482,721

		$9,969,719
Specialty Chemicals - 0.8%
Univar, Inc. (a)	114,687	$2,294,887

Specialty Stores - 3.6%
AutoZone, Inc. (a)	2,323	$2,385,977
Best Buy Co., Inc.	10,260	642,994
Lululemon Athletica, Inc. (a)	12,769	2,114,419
O’Reilly Automotive, Inc. (a)	1,286	477,582
Ross Stores, Inc.	38,492	3,579,371
Tractor Supply Co.	6,604	665,551

		$9,865,894
Utilities - Electric Power - 7.4%
AES Corp.	232,363	$3,671,336
CenterPoint Energy, Inc.	128,859	3,664,750
NRG Energy, Inc.	86,508	2,944,732
PPL Corp.	23,256	692,099
Public Service Enterprise Group, Inc.	32,441	1,906,233
Vistra Energy Corp.	121,127	2,853,752
Xcel Energy, Inc.	84,494	4,844,886

		$20,577,788
Total Common Stocks (Identified Cost, $250,336,672)		$270,238,877

14

Portfolio of Investments – continued

Investment Companies (h) - 1.9%

Issuer	Shares/Par	Value ($)
Money Market Funds - 1.9%
MFS Institutional Money Market Portfolio, 2.46% (v) (Identified Cost, $5,165,887)	5,166,093	$5,166,093

Other Assets, Less Liabilities - 0.3%		910,974
Net Assets - 100.0%		$276,315,944

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $5,166,093 and $270,238,877, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $250,336,672)	$270,238,877
Investments in affiliated issuers, at value (identified cost, $5,165,887)	5,166,093
Cash	59
Receivables for
Fund shares sold	692,834
Dividends	388,373
Receivable from investment adviser	8,454
Other assets	861
Total assets	$276,495,551

Liabilities
Payables for
Fund shares reacquired	$86,203
Payable to affiliates
Shareholder servicing costs	24,722
Distribution and service fees	1,038
Payable for independent Trustees’ compensation	5
Accrued expenses and other liabilities	67,639
Total liabilities	$179,607
Net assets	$276,315,944

Net assets consist of
Paid-in capital	$255,839,084
Total distributable earnings (loss)	20,476,860
Net assets	$276,315,944
Shares of beneficial interest outstanding	24,758,217

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$74,051,298	6,648,419	$11.14
Class B	99,064	8,940	11.08
Class C	108,578	9,785	11.10
Class I	2,335,979	209,359	11.16
Class R1	96,951	8,739	11.09
Class R2	61,871	5,551	11.15
Class R3	62,303	5,585	11.16
Class R4	62,737	5,618	11.17
Class R6	199,437,163	17,856,221	11.17

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.82 [100 / 94.25 x $11.14]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$4,932,394
Dividends from affiliated issuers	68,832
Other	29,010
Income on securities loaned	8,511
Total investment income	$5,038,747
Expenses
Management fee	$1,401,613
Distribution and service fees	191,294
Shareholder servicing costs	88,999
Administrative services fee	49,116
Independent Trustees’ compensation	8,483
Custodian fee	23,469
Shareholder communications	8,402
Audit and tax fees	53,991
Legal fees	2,273
Registration fees	121,268
Miscellaneous	31,333
Total expenses	$1,980,241
Fees paid indirectly	(243)
Reduction of expenses by investment adviser and distributor	(361,129)
Net expenses	$1,618,869
Net investment income (loss)	$3,419,878

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$6,570,012
Affiliated issuers	(643)
Net realized gain (loss)	$6,569,369
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(8,519,119)
Affiliated issuers	150
Net unrealized gain (loss)	$(8,518,969)
Net realized and unrealized gain (loss)	$(1,949,600)
Change in net assets from operations	$1,470,278

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$3,419,878	$2,379,880
Net realized gain (loss)	6,569,369	14,727,662
Net unrealized gain (loss)	(8,518,969)	13,574,562
Change in net assets from operations	$1,470,278	$30,682,104
Total distributions to shareholders (a)	$(18,971,268)	$(9,931,397)
Change in net assets from fund share transactions	$18,874,626	$66,127,172
Total change in net assets	$1,373,636	$86,877,879

Net assets
At beginning of period	274,942,308	188,064,429
At end of period (b)	$276,315,944	$274,942,308

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income and from net realized gain were $2,400,093 and $7,531,304, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included undistributed net investment income of $574,697.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$12.07	$11.03	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	$0.06
Net realized and unrealized gain (loss)	(0.27)	1.36	1.01
Total from investment operations	$(0.16)	$1.45	$1.07

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.04)
From net realized gain	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.77)	$(0.41)	$(0.04)
Net asset value, end of period (x)	$11.14	$12.07	$11.03
Total return (%) (r)(s)(t)(x)	(0.52)	13.20	10.72	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.94	0.96	(a)
Expenses after expense reductions (f)	0.84	0.84	0.81	(a)
Net investment income (loss)	0.96	0.71	0.76	(a)
Portfolio turnover	80	84	68	(n)
Net assets at end of period (000 omitted)	$74,051	$77,738	$73

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	5/31/19	5/31/18		5/31/17 (c)
Net asset value, beginning of period	$12.03	$10.99		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.00	)(w)	$0.00	(w)
Net realized and unrealized gain (loss)	(0.26)	1.35		1.00
Total from investment operations	$(0.24)	$1.35		$1.00

Less distributions declared to shareholders
From net investment income	$(0.03)	$—		$(0.01)
From net realized gain	(0.68)	(0.31)		—
Total distributions declared to shareholders	$(0.71)	$(0.31)		$(0.01)
Net asset value, end of period (x)	$11.08	$12.03		$10.99
Total return (%) (r)(s)(t)(x)	(1.27)	12.35		10.02	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.67		1.73	(a)
Expenses after expense reductions (f)	1.59	1.59		1.56	(a)
Net investment income (loss)	0.21	(0.04)		0.02	(a)
Portfolio turnover	80	84		68	(n)
Net assets at end of period (000 omitted)	$99	$66		$57

Class C	Year ended

	5/31/19	5/31/18		5/31/17 (c)
Net asset value, beginning of period	$12.03	$10.99		$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.00	)(w)	$0.00	(w)
Net realized and unrealized gain (loss)	(0.25)	1.35		1.00
Total from investment operations	$(0.23)	$1.35		$1.00

Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.00	)(w)	$(0.01)
From net realized gain	(0.68)	(0.31)		—
Total distributions declared to shareholders	$(0.70)	$(0.31)		$(0.01)
Net asset value, end of period (x)	$11.10	$12.03		$10.99
Total return (%) (r)(s)(t)(x)	(1.27)	12.40		10.02	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.67		1.73	(a)
Expenses after expense reductions (f)	1.59	1.59		1.56	(a)
Net investment income (loss)	0.21	(0.04)		0.01	(a)
Portfolio turnover	80	84		68	(n)
Net assets at end of period (000 omitted)	$109	$98		$64

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$12.11	$11.04	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.11	$0.08
Net realized and unrealized gain (loss)	(0.28)	1.37	1.01
Total from investment operations	$(0.14)	$1.48	$1.09

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.10)	$(0.05)
From net realized gain	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.81)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$11.16	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	(0.30)	13.51	10.91	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.71	0.67	0.74	(a)
Expenses after expense reductions (f)	0.59	0.59	0.56	(a)
Net investment income (loss)	1.26	0.95	1.02	(a)
Portfolio turnover	80	84	68	(n)
Net assets at end of period (000 omitted)	$2,336	$69	$55

Class R1	Year ended

	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$12.03	$10.99	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.01)	$0.00	(w)
Net realized and unrealized gain (loss)	(0.26)	1.36	1.00
Total from investment operations	$(0.24)	$1.35	$1.00

Less distributions declared to shareholders
From net investment income	$(0.02)	$—	$(0.01)
From net realized gain	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.70)	$(0.31)	$(0.01)
Net asset value, end of period (x)	$11.09	$12.03	$10.99
Total return (%) (r)(s)(t)(x)	(1.31)	12.35	10.02	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.67	1.73	(a)
Expenses after expense reductions (f)	1.59	1.59	1.56	(a)
Net investment income (loss)	0.22	(0.05)	0.02	(a)
Portfolio turnover	80	84	68	(n)
Net assets at end of period (000 omitted)	$97	$62	$55

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$12.07	$11.02	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.05	$0.04
Net realized and unrealized gain (loss)	(0.25)	1.35	1.01
Total from investment operations	$(0.17)	$1.40	$1.05

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.75)	$(0.35)	$(0.03)
Net asset value, end of period (x)	$11.15	$12.07	$11.02
Total return (%) (r)(s)(t)(x)	(0.71)	12.82	10.51	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.17	1.23	(a)
Expenses after expense reductions (f)	1.09	1.09	1.06	(a)
Net investment income (loss)	0.70	0.45	0.52	(a)
Portfolio turnover	80	84	68	(n)
Net assets at end of period (000 omitted)	$62	$62	$55

Class R3	Year ended

	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$12.09	$11.03	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08	$0.06
Net realized and unrealized gain (loss)	(0.26)	1.36	1.01
Total from investment operations	$(0.15)	$1.44	$1.07

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.07)	$(0.04)
From net realized gain	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.78)	$(0.38)	$(0.04)
Net asset value, end of period (x)	$11.16	$12.09	$11.03
Total return (%) (r)(s)(t)(x)	(0.50)	13.17	10.71	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.92	0.98	(a)
Expenses after expense reductions (f)	0.84	0.84	0.81	(a)
Net investment income (loss)	0.95	0.71	0.77	(a)
Portfolio turnover	80	84	68	(n)
Net assets at end of period (000 omitted)	$62	$63	$55

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$12.11	$11.04	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.11	$0.08
Net realized and unrealized gain (loss)	(0.27)	1.37	1.01
Total from investment operations	$(0.13)	$1.48	$1.09

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.10)	$(0.05)
From net realized gain	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.81)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$11.17	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	(0.30)	13.51	10.91	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.67	0.74	(a)
Expenses after expense reductions (f)	0.59	0.59	0.56	(a)
Net investment income (loss)	1.21	0.96	1.02	(a)
Portfolio turnover	80	84	68	(n)
Net assets at end of period (000 omitted)	$63	$63	$55

Class R6	Year ended

	5/31/19	5/31/18	5/31/17 (c)
Net asset value, beginning of period	$12.11	$11.04	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.12	$0.09
Net realized and unrealized gain (loss)	(0.27)	1.36	1.00
Total from investment operations	$(0.12)	$1.48	$1.09

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.10)	$(0.05)
From net realized gain	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.82)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$11.17	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	(0.17)	13.52	10.91	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.62	0.60	(a)
Expenses after expense reductions (f)	0.48	0.52	0.55	(a)
Net investment income (loss)	1.32	1.03	1.05	(a)
Portfolio turnover	80	84	68	(n)
Net assets at end of period (000 omitted)	$199,437	$196,721	$187,594

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Mid Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

26

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

27

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$270,238,877	$—	$—	$270,238,877
Mutual Funds	5,166,093	—	—	5,166,093
Total	$275,404,970	$—	$—	$275,404,970

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain

28

Notes to Financial Statements – continued

dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

29

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/19	Year ended 5/31/18
Ordinary income (including any short-term capital gains)	$6,171,178	$8,574,297
Long-term capital gains	12,800,090	1,357,100
Total distributions	$18,971,268	$9,931,397

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$256,830,325
Gross appreciation	34,140,148
Gross depreciation	(15,565,503)
Net unrealized appreciation (depreciation)	$18,574,645

Undistributed ordinary income	946,676
Undistributed long-term capital gain	2,529,769
Post-October capital loss deferral	(1,574,230)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 5/31/19	Year ended 5/31/18	Year ended 5/31/19	Year ended 5/31/18
Class A	$576,310	$604,180	$4,157,650	$1,972,313
Class B	291	—	5,682	1,626
Class C	141	33	5,950	2,276
Class I	7,571	516	38,024	1,614
Class R1	176	—	5,489	1,569
Class R2	338	222	3,490	1,572
Class R3	493	362	3,501	1,574
Class R4	651	503	3,512	1,575
Class R6	2,414,196	1,794,277	11,747,803	5,547,185
Total	$3,000,167	$2,400,093	$15,971,101	$7,531,304

30

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2019, this management fee reduction amounted to $27,406, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.55%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2019. For the year ended May 31, 2019, this reduction amounted to $333,685, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,468 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

31

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$187,890
Class B	0.75%	0.25%	1.00%	1.00%	920
Class C	0.75%	0.25%	1.00%	1.00%	1,023
Class R1	0.75%	0.25%	1.00%	1.00%	997
Class R2	0.25%	0.25%	0.50%	0.50%	309
Class R3	—	0.25%	0.25%	0.25%	155
Total Distribution and Service Fees					$191,294

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, this rebate amounted to $37 and $1 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended May 31, 2019.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $2,142, which equated to 0.0008% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $86,857.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional

32

Notes to Financial Statements – continued

compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this agreement was $465 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 15, 2017, MFS redeemed 3,922 shares of Class R6 for an aggregate amount of $44,314.

On December 14, 2018, MFS redeemed 5,190 shares of Class A for an aggregate amount of $56,521.

At May 31, 2019, MFS held approximately 62%, 56%, and 63% of the outstanding shares of Class B, Class C, and Class R1, respectively, and 100% of the outstanding shares of Class R2, Class R3, and Class R4.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2019, this reimbursement amounted to $28,952, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $220,939,801 and $222,238,819, respectively.

33

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,894,039	$20,414,404	7,681,497	$90,493,263
Class B	3,333	40,402	1,437	16,106
Class C	1,481	17,235	2,143	25,181
Class I	205,398	2,310,343	534	6,291
Class R1	5,088	61,913	—	—
Class R6	3,560,977	40,106,903	3,158,781	36,878,569
	5,670,316	$62,951,200	10,844,392	$127,419,410

Shares issued to shareholders in reinvestment of distributions
Class A	3,229	$31,931	545	$6,474
Class B	605	5,973	137	1,626
Class C	616	6,091	195	2,309
Class I	4,605	45,595	179	2,130
Class R1	573	5,665	132	1,569
Class R2	386	3,828	151	1,794
Class R3	404	3,994	162	1,936
Class R4	420	4,163	175	2,078
Class R6	1,430,505	14,161,999	617,448	7,341,462
	1,441,343	$14,269,239	619,124	$7,361,378

Shares reacquired
Class A	(1,689,231)	$(19,521,039)	(1,248,281)	$(14,814,618)
Class B	(488)	(5,239)	(1,231)	(13,973)
Class C	(479)	(5,048)	(5)	(56)
Class I	(6,380)	(72,726)	—	—
Class R1	(2,059)	(24,172)	—	—
Class R6	(3,379,118)	(38,717,589)	(4,528,444)	(53,824,969)
	(5,077,755)	$(58,345,813)	(5,777,961)	$(68,653,616)

34

Notes to Financial Statements – continued

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	208,037	$925,296	6,433,761	$75,685,119
Class B	3,450	41,136	343	3,759
Class C	1,618	18,278	2,333	27,434
Class I	203,623	2,283,212	713	8,421
Class R1	3,602	43,406	132	1,569
Class R2	386	3,828	151	1,794
Class R3	404	3,994	162	1,936
Class R4	420	4,163	175	2,078
Class R6	1,612,364	15,551,313	(752,215)	(9,604,938)
	2,033,904	$18,874,626	5,685,555	$66,127,172

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 15%, 14%, 9%, 7%, 7%, 6%, 5%, 4%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund, was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $1,656 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,343,353	$61,039,337	$58,216,104	$(643)	$150	$5,166,093

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$68,832	$—

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Mid Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Mid Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by

37

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $14,308,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 54.73% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® Blended Research® Small Cap Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRS-ANN

MFS® Blended Research® Small Cap Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
STORE Capital Corp., REIT	1.7%
Paylocity Holding Corp.	1.7%
Bio-Techne Corp.	1.6%
Rapid7, Inc.	1.5%
KBR, Inc.	1.5%
Cathay General Bancorp, Inc.	1.5%
Five9, Inc.	1.4%
Tech Data Corp.	1.4%
Medical Properties Trust, Inc., REIT	1.4%
Grand Canyon Education, Inc.	1.4%

Equity sectors (k)
Financial Services	27.6%
Technology	16.5%
Health Care	14.1%
Industrial Goods & Services	10.9%
Utilities & Communications	4.9%
Leisure	4.4%
Basic Materials	4.2%
Consumer Staples	3.9%
Energy	3.8%
Autos & Housing	2.9%
Special Products & Services	2.5%
Retailing	2.2%
Transportation	0.8%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Blended Research Small Cap Equity Fund (fund) provided a total return of –2.35%, at net asset value. This compares with a return of –9.04% for the fund’s benchmark, the Russell 2000® Index.

Market Environment

Changes in market sentiment, driven largely by the shifting fortunes in trade negotiations between the US and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the Fed to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019 central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest rate refinancing facility for eurozone banks in order to encourage continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed adopted its more dovish posture. Diminished hopes for a trade deal between the US and China, along with the surprising announcement that the US would place tariffs on imports from Mexico, weighed on sentiment at period’s end. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by the lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Contributors to Performance

Stock selection within both the technology and health care sectors was a primary factor in the fund’s outperformance relative to the Russell 2000® Index. Within the technology sector, the fund’s overweight positions in cloud-based software solutions provider Paylocity Holding, security risk intelligence solutions provider Rapid7, software engineering solutions and technology services provider EPAM Systems and cloud software provider Five9 aided relative results. The share price of Paylocity Holding increased during the reporting period after the company delivered better-than-expected revenues as it continued its trend of double-digit year-over-year growth in

3

Management Review – continued

recurring revenues. Company management also provided an upward revision to its guidance for forward revenue and adjusted earnings before interest, taxes, depreciation and amortization, which further supported the stock. Within the health care sector, the fund’s position in biotechnology instrument manufacturer Bio-Techne (b) contributed to relative returns. Shares of Bio-Techne appreciated after the company reported strong organic revenue growth, driven by strength in its Protein Sciences segment. Additionally, the fund’s overweight position in healthcare services provider Molina Healthcare further supported relative performance.

Stock selection in the energy sector also aided relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, the fund’s holdings of real estate investment trusts STORE Capital (b) and Medical Properties Trust (b), and plant-based meat producer Beyond Meat (b), benefited relative returns. Shares of STORE Capital traded higher after the company reported earnings ahead of estimates, driven by lower selling, general & administrative and interest expenses. The company also posted a record acquisition year, which bolstered its revenue outlook for the upcoming year. The fund’s overweight holdings of entertainment and dining venues operator Dave & Buster’s Entertainment (h) also aided relative results.

Detractors from Performance

A combination of stock selection and an underweight position in the leisure sector detracted from relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative detractors during the reporting period.

Security selection within the retailing sector also held back relative performance. Here, holdings of apparel retailer Urban Outfitters (b) weighed on relative returns after the company reported earnings per share results that missed expectations. Same-store sales came in below expectations, driven by brick and mortar deceleration at all brands, both domestically and in Europe, after the holiday period.

Within other sectors, the fund’s overweight positions in global specialty pharmaceuticals company Mallinckrodt, biopharmaceutical companies AMAG Pharmaceuticals and Acorda Therapeutics, healthcare services provider Tenet Healthcare, financial holding company Wintrust Financial and pharmaceuticals products manufacturer Assertio Therapeutics hurt relative results. The fund’s holdings of financial services provider East West Bancorp (b), high-performance laser manufacturer IPG Photonics (b) and web-based remote access software and services company LogMeIn (b) further held back relative results.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	(2.35)%	9.71%
B	9/15/15	(3.00)%	8.89%
C	9/15/15	(3.04)%	8.89%
I	9/15/15	(2.06)%	9.98%
R1	9/15/15	(3.00)%	8.88%
R2	9/15/15	(2.57)%	9.41%
R3	9/15/15	(2.30)%	9.70%
R4	9/15/15	(2.09)%	9.96%
R6	9/15/15	(2.00)%	10.04%
529A	7/14/16	(2.34)%	9.76%
529B	7/14/16	(3.08)%	8.93%
529C	7/14/16	(3.08)%	8.94%

Comparative benchmark(s)
Russell 2000® Index (f)		(9.04)%	8.16%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.96)%	7.97%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.68)%	8.24%
C With CDSC (1% for 12 months) (v)		(3.96)%	8.89%
529A With Initial Sales Charge (5.75%)		(7.95)%	7.53%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(6.75)%	8.04%
529C With CDSC (1% for 12 months) (v)		(4.00)%	8.94%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell 2000® Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market. The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.99%	$1,000.00	$982.18	$4.89
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
B	Actual	1.74%	$1,000.00	$979.28	$8.59
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
C	Actual	1.74%	$1,000.00	$978.94	$8.58
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
I	Actual	0.74%	$1,000.00	$984.39	$3.66
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R1	Actual	1.74%	$1,000.00	$979.28	$8.59
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
R2	Actual	1.24%	$1,000.00	$981.37	$6.13
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24
R3	Actual	0.99%	$1,000.00	$982.67	$4.89
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R4	Actual	0.74%	$1,000.00	$983.30	$3.66
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R6	Actual	0.65%	$1,000.00	$984.27	$3.22
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28
529A	Actual	1.02%	$1,000.00	$982.32	$5.04
	Hypothetical (h)	1.02%	$1,000.00	$1,019.85	$5.14
529B	Actual	1.79%	$1,000.00	$978.49	$8.83
	Hypothetical (h)	1.79%	$1,000.00	$1,016.01	$9.00
529C	Actual	1.79%	$1,000.00	$978.52	$8.83
	Hypothetical (h)	1.79%	$1,000.00	$1,016.01	$9.00

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.02% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.7%

Issuer	Shares/Par	Value ($)
Aerospace - 1.2%
American Outdoor Brands Corp. (a)	80,154	$672,492
CACI International, Inc., “A” (a)	7,635	1,553,875

		$2,226,367
Apparel Manufacturers - 1.6%
Levi Strauss & Co., “A” (a)	41,612	$808,105
Skechers USA, Inc., “A” (a)	75,056	2,096,314

		$2,904,419
Automotive - 1.3%
Stoneridge, Inc. (a)	91,121	$2,371,880

Biotechnology - 4.3%
Acorda Therapeutics, Inc. (a)	87,821	$815,857
Akebia Therapeutics, Inc. (a)	168,410	749,425
AMAG Pharmaceuticals, Inc. (a)	68,499	652,795
Bio-Techne Corp.	14,968	2,964,412
Bruker BioSciences Corp.	11,845	494,766
Genomic Health, Inc. (a)	5,876	307,021
Macrogenics, Inc. (a)	41,955	769,455
Pieris Pharmaceuticals, Inc. (a)	47,228	195,524
Varex Imaging Corp. (a)	32,962	879,426

		$7,828,681
Brokerage & Asset Managers - 0.2%
LPL Financial Holdings, Inc.	2,920	$234,242
Waddell & Reed Financial, Inc., “A”	8,060	130,169

		$364,411
Business Services - 1.1%
Forrester Research, Inc.	44,911	$2,044,798

Cable TV - 0.9%
Cable One, Inc.	1,432	$1,599,616

Chemicals - 1.1%
Ingevity Corp. (a)	21,676	$1,900,985

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 4.3%
Cornerstone OnDemand, Inc. (a)	46,036	$2,450,496
Everbridge, Inc. (a)	3,359	264,152
Manhattan Associates, Inc. (a)	6,333	414,621
Paylocity Holding Corp. (a)	30,908	3,097,600
RingCentral, Inc. (a)	7,655	917,452
SecureWorks Corp. (a)(l)	46,852	684,508

		$7,828,829
Computer Software - Systems - 9.0%
EPAM Systems, Inc. (a)	10,024	$1,730,042
Five9, Inc. (a)	50,160	2,575,716
ForeScout Tech, Inc. (a)	16,976	545,269
Insight Enterprises, Inc. (a)	7,949	409,215
NCR Corp. (a)	73,808	2,258,525
Presidio, Inc.	164,320	2,177,240
Rapid7, Inc. (a)	53,682	2,804,884
Tech Data Corp. (a)	27,906	2,529,679
Verint Systems, Inc. (a)	23,182	1,315,578

		$16,346,148
Construction - 1.6%
Armstrong World Industries, Inc.	9,029	$800,872
Eagle Materials, Inc.	12,288	1,057,505
Toll Brothers, Inc.	30,553	1,062,328

		$2,920,705
Consumer Products - 0.6%
Herbalife Ltd. (a)	11,498	$480,386
Prestige Brands Holdings, Inc. (a)	15,083	437,860
USANA Health Sciences, Inc. (a)	3,356	237,538

		$1,155,784
Consumer Services - 1.4%
Grand Canyon Education, Inc. (a)	20,653	$2,475,469

Electrical Equipment - 2.5%
TriMas Corp. (a)	84,049	$2,408,004
WESCO International, Inc. (a)	43,766	2,049,562

		$4,457,566
Electronics - 2.3%
Amkor Technology, Inc. (a)	134,394	$870,873
IPG Photonics Corp. (a)	1,915	239,700
Jabil Circuit, Inc.	42,423	1,043,182

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - continued
OSI Systems, Inc. (a)	7,832	$811,317
Sanmina Corp. (a)	29,095	773,636
Silicon Laboratories, Inc. (a)	3,563	333,390
SMART Global Holdings, Inc. (a)	6,377	108,600

		$4,180,698
Energy - Independent - 1.1%
Delek U.S. Holdings, Inc.	22,971	$703,142
Par Pacific Holdings, Inc. (a)	19,521	382,612
Warrior Met Coal, Inc.	38,459	992,627

		$2,078,381
Engineering - Construction - 1.8%
KBR, Inc.	120,912	$2,686,665
Quanta Services, Inc.	15,785	548,686

		$3,235,351
Entertainment - 0.7%
AMC Entertainment Holdings, Inc., “A”	108,771	$1,303,077

Food & Beverages - 3.2%
Beyond Meat, Inc. (a)	18,435	$1,919,452
Hostess Brands, Inc. (a)	40,710	545,107
Ingredion, Inc.	17,098	1,302,184
Pilgrim’s Pride Corp. (a)	57,780	1,477,435
SpartanNash Co.	51,614	595,625

		$5,839,803
Forest & Paper Products - 1.7%
Boise Cascade Corp.	24,263	$538,639
Trex Co., Inc. (a)	24,692	1,477,075
Verso Corp., “A” (a)	66,778	1,149,917

		$3,165,631
Gaming & Lodging - 0.2%
Everi Holdings, Inc. (a)	26,339	$293,416

Health Maintenance Organizations - 0.9%
Molina Healthcare, Inc. (a)	11,812	$1,680,375

Insurance - 4.0%
American Equity Investment Life Holding Co.	57,716	$1,633,940
Essent Group Ltd. (a)	32,955	1,547,237
MGIC Investment Corp. (a)	113,662	1,540,120

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Radian Group, Inc.	71,173	$1,597,834
Universal Insurance Holdings, Inc.	33,863	983,382

		$7,302,513
Internet - 0.9%
Blucora, Inc. (a)	5,369	$166,278
LogMeIn, Inc.	19,730	1,417,206

		$1,583,484
Leisure & Toys - 0.9%
Brunswick Corp.	27,546	$1,142,608
Funko, Inc., “A” (a)(l)	23,015	477,791

		$1,620,399
Machinery & Tools - 5.2%
ACCO Brands Corp.	50,803	$373,402
AGCO Corp.	32,674	2,174,781
Allison Transmission Holdings, Inc.	14,186	587,158
Herman Miller, Inc.	9,724	345,105
ITT, Inc.	3,572	205,819
Knoll, Inc.	19,302	379,091
Park-Ohio Holdings Corp.	26,267	820,056
Regal Beloit Corp.	26,136	1,900,087
SPX FLOW, Inc. (a)	44,846	1,601,002
Titan Machinery, Inc. (a)	64,769	1,082,938

		$9,469,439
Medical & Health Technology & Services - 0.8%
Tenet Healthcare Corp. (a)	75,074	$1,498,477

Medical Equipment - 4.7%
AngioDynamics, Inc. (a)	52,167	$980,218
Avanos Medical, Inc. (a)	31,902	1,202,067
CONMED Corp.	23,083	1,857,720
CUTERA, Inc. (a)	4,835	81,470
Integer Holdings Corp. (a)	21,071	1,477,077
IntriCon Corp. (a)	29,129	759,976
Lantheus Holdings, Inc. (a)	48,585	1,165,554
LivaNova PLC (a)	5,720	411,268
Orthofix Medical, Inc. (a)	11,421	563,398

		$8,498,748
Metals & Mining - 0.3%
Olympic Steel, Inc.	9,392	$116,273
Ryerson Holding Corp. (a)	36,346	280,591

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - continued
Schnitzer Steel Industries, Inc., “A”	4,686	$98,922

		$495,786
Natural Gas - Distribution - 0.2%
MDU Resources Group, Inc.	16,719	$412,625

Natural Gas - Pipeline - 0.5%
Equitrans Midstream Corp.	48,473	$962,674

Oil Services - 2.7%
Apergy Corp. (a)	12,579	$390,075
Cactus, Inc., “A” (a)	69,716	2,269,256
Liberty Oilfield Services, Inc. (l)	48,827	622,544
MRC Global, Inc. (a)	81,949	1,212,845
ProPetro Holding Corp. (a)	17,882	347,268

		$4,841,988
Other Banks & Diversified Financials - 13.0%
Assured Guaranty Ltd.	2,027	$82,843
Bank of N.T. Butterfield & Son Ltd.	27,113	895,271
Bank OZK	82,794	2,392,747
CAI International, Inc. (a)	37,403	842,316
Cathay General Bancorp, Inc.	78,107	2,627,519
East West Bancorp, Inc.	29,543	1,262,077
Enova International, Inc. (a)	45,321	967,603
First Hawaiian, Inc.	92,364	2,298,940
First Interstate BancSystem, Inc.	49,206	1,816,193
Hanmi Financial Corp.	118,432	2,442,068
Herc Holdings, Inc. (a)	32,103	1,092,465
Legacytextas Financial Group, Inc.	12,529	457,309
OFG Bancorp	13,766	258,525
Popular, Inc.	22,798	1,190,284
Prosperity Bancshares, Inc.	9,338	605,196
Regional Management Corp. (a)	43,161	1,064,782
Triton International Ltd. of Bermuda	35,201	1,040,190
Wintrust Financial Corp.	31,402	2,127,171

		$23,463,499
Pharmaceuticals - 3.3%
Assertio Therapeutics, Inc. (a)	177,885	$521,203
Catalent, Inc. (a)	10,981	499,636
Endo International PLC (a)	144,076	713,176
Horizon Therapeutics PLC (a)	79,892	1,903,826
Mallinckrodt PLC (a)	68,151	592,232

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Phibro Animal Health Corp., “A”	34,001	$1,005,750
United Therapeutics Corp. (a)	9,758	819,379

		$6,055,202
Pollution Control - 0.2%
Evoqua Water Technologies LLC (a)	24,133	$284,045

Real Estate - 10.5%
Braemar Hotels & Resorts, Inc., REIT	78,517	$819,718
CareTrust REIT, Inc., REIT	50,684	1,232,128
CoreCivic, Inc., REIT	82,942	1,816,430
Cousins Properties, Inc., REIT	136,622	1,236,429
EPR Properties, REIT	31,544	2,463,586
Industrial Logistics Properties Trust, REIT	127,857	2,411,383
Life Storage, Inc., REIT	19,022	1,831,438
Medical Properties Trust, Inc., REIT	141,241	2,511,265
Spirit Realty Capital, Inc., REIT	24,319	1,037,449
STAG Industrial, Inc., REIT	16,647	485,759
STORE Capital Corp., REIT	90,855	3,109,058

		$18,954,643
Restaurants - 1.8%
BJ’s Restaurants, Inc.	7,954	$333,193
Bloomin Brands, Inc.	55,205	1,066,008
Carrols Restaurant Group, Inc. (a)	73,103	622,838
Wendy’s Co.	65,767	1,209,455

		$3,231,494
Specialty Chemicals - 1.1%
Renewable Energy Group, Inc. (a)	30,808	$481,837
Univar, Inc. (a)	73,604	1,472,816

		$1,954,653
Specialty Stores - 0.6%
Express, Inc. (a)	64,447	$193,986
Floor & Decor Holdings, Inc. (a)	2,769	98,355
Signet Jewelers Ltd.	8,830	166,534
Urban Outfitters, Inc. (a)	10,511	236,182
Zumiez, Inc. (a)	21,971	434,586

		$1,129,643
Telecommunications - Wireless - 0.5%
Telephone and Data Systems, Inc.	32,506	$936,498

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 0.7%
Shenandoah Telecommunications Co.	30,118	$1,211,045

Trucking - 0.8%
ArcBest Corp.	19,266	$482,999
Forward Air Corp.	16,024	894,620

		$1,377,619
Utilities - Electric Power - 3.0%
Clearway Energy, Inc.	106,727	$1,529,398
NRG Energy, Inc.	41,343	1,407,316
Portland General Electric Co.	40,185	2,124,179
Spark Energy, Inc., “A” (l)	35,323	346,165

		$5,407,058
Total Common Stocks (Identified Cost, $174,921,551)		$178,893,922

Investment Companies (h) - 2.4%
Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 2.46% (v) (Identified Cost, $4,380,827)	4,381,041	$4,381,041

Collateral for Securities Loaned - 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.37% (j) (Identified Cost, $1,027,655)	1,027,655	$1,027,655

Other Assets, Less Liabilities - (1.7)%		(3,162,025)
Net Assets - 100.0%		$181,140,593

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $4,381,041 and $179,921,577, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $970,192 of securities on loan (identified cost, $175,949,206)	$179,921,577
Investments in affiliated issuers, at value (identified cost, $4,380,827)	4,381,041
Receivables for
Fund shares sold	1,388,271
Interest and dividends	136,893
Receivable from investment adviser	29,040
Other assets	509
Total assets	$185,857,331

Liabilities
Payables for
Investments purchased	$3,408,150
Fund shares reacquired	168,662
Collateral for securities loaned, at value	1,027,655
Payable to affiliates
Shareholder servicing costs	32,415
Distribution and service fees	1,313
Program manager fees	28
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	78,501
Total liabilities	$4,716,738
Net assets	$181,140,593

Net assets consist of
Paid-in capital	$177,707,263
Total distributable earnings (loss)	3,433,330
Net assets	$181,140,593
Shares of beneficial interest outstanding	14,153,981

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$60,929,088	4,770,844	$12.77
Class B	500,178	39,835	12.56
Class C	3,234,166	257,743	12.55
Class I	39,397,043	3,069,514	12.83
Class R1	3,338,917	265,892	12.56
Class R2	9,646,702	754,559	12.78
Class R3	70,494	5,496	12.83
Class R4	71,150	5,540	12.84
Class R6	53,947,125	4,198,577	12.85
Class 529A	8,049,133	629,850	12.78
Class 529B	369,087	29,427	12.54
Class 529C	1,587,510	126,704	12.53

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $13.55 [100 / 94.25 x $12.77] and $13.56 [100 / 94.25 x $12.78], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,905,345
Dividends from affiliated issuers	48,944
Other	28,586
Income on securities loaned	12,108
Foreign taxes withheld	(2,242)
Total investment income	$1,992,741
Expenses
Management fee	$924,335
Distribution and service fees	192,410
Shareholder servicing costs	116,467
Program manager fees	5,244
Administrative services fee	30,135
Independent Trustees’ compensation	3,497
Custodian fee	14,060
Shareholder communications	15,151
Audit and tax fees	56,912
Legal fees	1,266
Registration fees	133,434
Miscellaneous	33,261
Total expenses	$1,526,172
Reduction of expenses by investment adviser and distributor	(323,029)
Net expenses	$1,203,143
Net investment income (loss)	$789,598

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,590,365
Affiliated issuers	357
Net realized gain (loss)	$2,590,722
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(9,191,085)
Affiliated issuers	175
Net unrealized gain (loss)	$(9,190,910)
Net realized and unrealized gain (loss)	$(6,600,188)
Change in net assets from operations	$(5,810,590)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$789,598	$479,945
Net realized gain (loss)	2,590,722	4,684,895
Net unrealized gain (loss)	(9,190,910)	10,442,752
Change in net assets from operations	$(5,810,590)	$15,607,592
Total distributions to shareholders (a)	$(7,032,165)	$(3,416,187)
Change in net assets from fund share transactions	$77,114,601	$52,653,257
Total change in net assets	$64,271,846	$64,844,662

Net assets
At beginning of period	116,868,747	52,024,085
At end of period (b)	$181,140,593	$116,868,747

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income and from net realized gain were $473,036 and $2,943,151, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included undistributed net investment income of $125,528.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.83	$11.91	$10.36	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.05	$0.05	$0.04
Net realized and unrealized gain (loss)	(0.44)	2.32	1.57	0.35
Total from investment operations	$(0.38)	$2.37	$1.62	$0.39

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.64)	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.68)	$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$12.77	$13.83	$11.91	$10.36
Total return (%) (r)(s)(t)(x)	(2.28)	20.15	15.63	3.89	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.28	1.88	5.46	(a)
Expenses after expense reductions (f)	0.99	0.99	0.96	0.96	(a)
Net investment income (loss)	0.41	0.41	0.45	0.52	(a)
Portfolio turnover	64	90	90	47	(n)
Net assets at end of period (000 omitted)	$60,929	$43,682	$3,700	$637

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.67		$11.81	$10.33	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)		$(0.05)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss)	(0.42)		2.30	1.56	0.35
Total from investment operations	$(0.47)		$2.25	$1.52	$0.33

Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.00	)(w)
From net realized gain	(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.64)		$(0.39)	$(0.04)	$(0.00	)(w)
Net asset value, end of period (x)	$12.56		$13.67	$11.81	$10.33
Total return (%) (r)(s)(t)(x)	(3.00)		19.28	14.73	3.34	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97		2.07	3.04	7.17	(a)
Expenses after expense reductions (f)	1.74		1.74	1.74	1.71	(a)
Net investment income (loss)	(0.36)		(0.39)	(0.34)	(0.25	)(a)
Portfolio turnover	64		90	90	47	(n)
Net assets at end of period (000 omitted)	$500		$403	$243	$98

Class C	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.66		$11.80	$10.33	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)		$(0.05)	$(0.03)	$(0.02)
Net realized and unrealized gain (loss)	(0.44)		2.30	1.54	0.36
Total from investment operations	$(0.47)		$2.25	$1.51	$0.34

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$(0.01)
From net realized gain	(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.64)		$(0.39)	$(0.04)	$(0.01)
Net asset value, end of period (x)	$12.55		$13.66	$11.80	$10.33
Total return (%) (r)(s)(t)(x)	(2.97)		19.30	14.64	3.38	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97		2.07	2.87	7.03	(a)
Expenses after expense reductions (f)	1.74		1.74	1.74	1.71	(a)
Net investment income (loss)	(0.21)		(0.40)	(0.28)	(0.24	)(a)
Portfolio turnover	64		90	90	47	(n)
Net assets at end of period (000 omitted)	$3,234		$406	$408	$89

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.90		$11.94	$10.38	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09		$0.08	$0.08	$0.05
Net realized and unrealized gain (loss)	(0.45)		2.33	1.55	0.36
Total from investment operations	$(0.36)		$2.41	$1.63	$0.41

Less distributions declared to shareholders
From net investment income	$(0.07)		$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.71)		$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$12.83		$13.90	$11.94	$10.38
Total return (%) (r)(s)(t)(x)	(2.06)		20.49	15.77	4.14	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97		1.05	2.02	5.39	(a)
Expenses after expense reductions (f)	0.74		0.74	0.74	0.71	(a)
Net investment income (loss)	0.69		0.64	0.68	0.73	(a)
Portfolio turnover	64		90	90	47	(n)
Net assets at end of period (000 omitted)	$39,397		$12,225	$752	$351

Class R1	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.67		$11.81	$10.33	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07		$(0.05)	$(0.04)	$(0.02)
Net realized and unrealized gain (loss)	(0.54	)(g)	2.30	1.56	0.35
Total from investment operations	$(0.47)		$2.25	$1.52	$0.33

Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.00	)(w)
From net realized gain	(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.64)		$(0.39)	$(0.04)	$(0.00	)(w)
Net asset value, end of period (x)	$12.56		$13.67	$11.81	$10.33
Total return (%) (r)(s)(t)(x)	(3.00)		19.28	14.73	3.33	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97		2.07	3.32	7.32	(a)
Expenses after expense reductions (f)	1.74		1.74	1.74	1.71	(a)
Net investment income (loss)	0.54		(0.39)	(0.35)	(0.24	)(a)
Portfolio turnover	64		90	90	47	(n)
Net assets at end of period (000 omitted)	$3,339		$79	$63	$52

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.84		$11.89	$10.35	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16		$0.01	$0.02	$0.02
Net realized and unrealized gain (loss)	(0.58	)(g)	2.33	1.56	0.35
Total from investment operations	$(0.42)		$2.34	$1.58	$0.37

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$(0.02)
From net realized gain	(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.64)		$(0.39)	$(0.04)	$(0.02)
Net asset value, end of period (x)	$12.78		$13.84	$11.89	$10.35
Total return (%) (r)(s)(t)(x)	(2.57)		19.91	15.29	3.68	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47		1.57	2.84	6.82	(a)
Expenses after expense reductions (f)	1.24		1.24	1.24	1.21	(a)
Net investment income (loss)	1.22		0.11	0.15	0.26	(a)
Portfolio turnover	64		90	90	47	(n)
Net assets at end of period (000 omitted)	$9,647		$72	$60	$52

Class R3	Year ended

	5/31/19		5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.88		$11.92	$10.36	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05		$0.05	$0.05	$0.04
Net realized and unrealized gain (loss)	(0.42)		2.33	1.56	0.34
Total from investment operations	$(0.37)		$2.38	$1.61	$0.38

Less distributions declared to shareholders
From net investment income	$(0.04)		$(0.03)	$(0.01)	$(0.02)
From net realized gain	(0.64)		(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.68)		$(0.42)	$(0.05)	$(0.02)
Net asset value, end of period (x)	$12.83		$13.88	$11.92	$10.36
Total return (%) (r)(s)(t)(x)	(2.23)		20.21	15.54	3.86	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21		1.32	2.59	6.57	(a)
Expenses after expense reductions (f)	0.99		0.99	0.99	0.96	(a)
Net investment income (loss)	0.38		0.36	0.40	0.51	(a)
Portfolio turnover	64		90	90	47	(n)
Net assets at end of period (000 omitted)	$70		$72	$60	$52

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.91	$11.94	$10.37	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.07	$0.05
Net realized and unrealized gain (loss)	(0.45)	2.34	1.57	0.35
Total from investment operations	$(0.36)	$2.42	$1.64	$0.40

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.03)	$(0.03)
From net realized gain	(0.64)	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.71)	$(0.45)	$(0.07)	$(0.03)
Net asset value, end of period (x)	$12.84	$13.91	$11.94	$10.37
Total return (%) (r)(s)(t)(x)	(2.09)	20.54	15.87	4.04	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	1.07	2.34	6.32	(a)
Expenses after expense reductions (f)	0.74	0.74	0.74	0.71	(a)
Net investment income (loss)	0.63	0.61	0.65	0.76	(a)
Portfolio turnover	64	90	90	47	(n)
Net assets at end of period (000 omitted)	$71	$73	$60	$52

Class R6	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$13.91	$11.94	$10.37	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.08	$0.05
Net realized and unrealized gain (loss)	(0.44)	2.34	1.57	0.35
Total from investment operations	$(0.34)	$2.43	$1.65	$0.40

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.64)	(0.39)	(0.04)	—
Total distributions declared to shareholders	$(0.72)	$(0.46)	$(0.08)	$(0.03)
Net asset value, end of period (x)	$12.85	$13.91	$11.94	$10.37
Total return (%) (r)(s)(t)(x)	(1.93)	20.62	15.90	4.04	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.99	1.22	6.31	(a)
Expenses after expense reductions (f)	0.66	0.65	0.69	0.70	(a)
Net investment income (loss)	0.72	0.71	0.73	0.77	(a)
Portfolio turnover	64	90	90	47	(n)
Net assets at end of period (000 omitted)	$53,947	$49,503	$46,259	$1,874

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Year ended

	5/31/19	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$13.85	$11.90	$10.74

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.02	$0.04
Net realized and unrealized gain (loss)	(0.44)	2.35	1.19
Total from investment operations	$(0.39)	$2.37	$1.23

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)	$(0.03)
From net realized gain	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.68)	$(0.42)	$(0.07)
Net asset value, end of period (x)	$12.78	$13.85	$11.90
Total return (%) (r)(s)(t)(x)	(2.34)	20.13	11.47	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.34	1.77	(a)
Expenses after expense reductions (f)	1.02	1.03	1.04	(a)
Net investment income (loss)	0.35	0.17	0.36	(a)
Portfolio turnover	64	90	90
Net assets at end of period (000 omitted)	$8,049	$8,175	$287

Class 529B	Year ended

	5/31/19	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$13.66	$11.80	$10.70

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	(0.42)	2.32	1.18
Total from investment operations	$(0.48)	$2.25	$1.14

Less distributions declared to shareholders
From net investment income	$—	$—	$—
From net realized gain	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$12.54	$13.66	$11.80
Total return (%) (r)(s)(t)(x)	(3.08)	19.30	10.67	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.01	2.10	2.91	(a)
Expenses after expense reductions (f)	1.79	1.79	1.79	(a)
Net investment income (loss)	(0.43)	(0.54)	(0.42	)(a)
Portfolio turnover	64	90	90
Net assets at end of period (000 omitted)	$369	$459	$55

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Year ended

	5/31/19	5/31/18	5/31/17 (i)
Net asset value, beginning of period	$13.65	$11.79	$10.69

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.08)	$(0.04)
Net realized and unrealized gain (loss)	(0.42)	2.33	1.18
Total from investment operations	$(0.48)	$2.25	$1.14

Less distributions declared to shareholders
From net investment income	$—	$—	$—
From net realized gain	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$12.53	$13.65	$11.79
Total return (%) (r)(s)(t)(x)	(3.08)	19.31	10.68	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.08	2.84	(a)
Expenses after expense reductions (f)	1.79	1.79	1.79	(a)
Net investment income (loss)	(0.43)	(0.61)	(0.39	)(a)
Portfolio turnover	64	90	90
Net assets at end of period (000 omitted)	$1,588	$1,721	$78

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(i)	For Class 529A, Class 529B, and Class 529C, the period is from the class inception, July 14, 2016, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Small Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The

29

Notes to Financial Statements – continued

values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

30

Notes to Financial Statements – continued

the fair value of investments. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$178,893,922	$—	$—	$178,893,922
Mutual Funds	5,408,696	—	—	5,408,696
Total	$184,302,618	$—	$—	$184,302,618

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $970,192. The fair value of the fund’s investment securities on loan and a related liability of $1,027,655 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain

31

Notes to Financial Statements – continued

indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

32

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/19	Year ended 5/31/18
Ordinary income (including any short-term capital gains)	$4,687,458	$3,316,120
Long-term capital gains	2,344,707	100,067

Total distributions	$7,032,165	$3,416,187

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$183,118,454
Gross appreciation	15,592,926

Gross depreciation	(14,408,762)
Net unrealized appreciation (depreciation)	$1,184,164

Undistributed ordinary income	2,166,616
Undistributed long-term capital gain	82,550

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class C and Class 529C shares will convert to Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 5/31/19	Year ended 5/31/18	Year ended 5/31/19	Year ended 5/31/18
Class A	$136,639	$173,789	$2,209,623	$1,173,954
Class B	—	—	22,802	8,486
Class C	416	—	54,825	12,536
Class I	135,557	24,711	1,176,610	151,546
Class R1	—	—	3,829	2,122
Class R2	16	—	3,463	1,954
Class R3	185	143	3,345	1,958
Class R4	366	299	3,363	1,963
Class R6	312,796	273,440	2,465,074	1,574,163
Class 529A	23,982	654	378,321	9,895
Class 529B	—	—	21,057	2,009
Class 529C	—	—	79,896	2,565
Total	$609,957	$473,036	$6,422,208	$2,943,151

33

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.575%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2019, this management fee reduction amounted to $13,885, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.70%	1.04%	1.79%	1.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2019. For the year ended May 31, 2019, this reduction amounted to $305,905, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,472 and $4,465 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

34

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$123,090
Class B	0.75%	0.25%	1.00%	1.00%	4,797
Class C	0.75%	0.25%	1.00%	1.00%	13,364
Class R1	0.75%	0.25%	1.00%	1.00%	3,756
Class R2	0.25%	0.25%	0.50%	0.50%	4,700
Class R3	—	0.25%	0.25%	0.25%	183
Class 529A	—	0.25%	0.25%	0.23%	20,785
Class 529B	0.75%	0.25%	1.00%	0.99%	4,448
Class 529C	0.75%	0.25%	1.00%	1.00%	17,287
Total Distribution and Service Fees					$192,410

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, this rebate amounted to $1,536, $1,653, $25, and $25 for Class A, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2019, were as follows:

Amount
Class A	$—
Class B	142
Class C	88
Class 529B	—
Class 529C	24

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to

0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the

35

Notes to Financial Statements – continued

program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2019, were as follows:

Fee
Class 529A	$4,157
Class 529B	222
Class 529C	865
Total Program Manager Fees	$5,244

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $21,456, which equated to 0.0151% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $95,011.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0212% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this agreement was $236 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

36

Notes to Financial Statements – continued

On August 15, 2017, MFS redeemed 5,042 shares of Class A, 821 shares of Class B, 823 shares of Class C, and 9,633 shares of Class R6 for an aggregate amount of $199,101.

On December 14, 2018, MFS redeemed 4,324 shares of Class C, 5,223 shares of Class I, 4,832 shares of Class 529A, and 4,835 shares of Class 529C for an aggregate amount of $242,285.

At May 31, 2019, MFS held 100% of the outstanding shares of Class R3 and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $255,685 and $13,951, respectively. The sales transactions resulted in net realized gains (losses) of $(3,293).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2019, this reimbursement amounted to $28,553, which is included in “Other”

income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $158,220,544 and $89,224,460, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	3,027,957	$40,301,997	3,318,926	$42,967,222
Class B	13,338	179,637	11,044	143,276
Class C	249,204	3,318,658	8,486	109,871
Class I	3,354,289	45,360,138	889,281	11,609,708
Class R1	260,836	3,537,709	285	3,655
Class R2	760,303	10,504,387	—	—
Class R6	1,293,935	17,102,993	847,504	10,769,945
Class 529A	94,840	1,309,336	592,114	7,814,791
Class 529B	1,179	16,239	29,196	380,882
Class 529C	19,916	278,775	137,642	1,793,285
	9,075,797	$121,909,869	5,834,478	$75,592,635

37

Notes to Financial Statements – continued

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	53,486	$626,861	8,846	$113,758
Class B	1,973	22,802	665	8,486
Class C	4,787	55,241	984	12,536
Class I	111,579	1,312,167	13,653	176,257
Class R1	331	3,829	167	2,122
Class R2	296	3,479	152	1,954
Class R3	300	3,530	162	2,101
Class R4	317	3,729	175	2,262
Class R6	236,013	2,777,870	143,114	1,847,603
Class 529A	34,323	402,303	819	10,549
Class 529B	1,823	21,057	158	2,009
Class 529C	6,929	79,896	201	2,565
	452,157	$5,312,764	169,096	$2,182,202

Shares reacquired
Class A	(1,468,534)	$(19,440,723)	(480,574)	$(6,191,045)
Class B	(4,935)	(65,723)	(2,805)	(34,935)
Class C	(25,941)	(334,651)	(14,309)	(186,497)
Class I	(1,275,656)	(16,172,289)	(86,619)	(1,121,259)
Class R1	(1,058)	(13,832)	(12)	(153)
Class R2	(11,218)	(151,483)	—	—
Class R6	(889,299)	(12,258,750)	(1,305,779)	(16,997,730)
Class 529A	(89,758)	(1,233,254)	(26,576)	(345,799)
Class 529B	(7,216)	(95,029)	(403)	(5,299)
Class 529C	(26,257)	(342,298)	(18,324)	(238,863)
	(3,799,872)	$(50,108,032)	(1,935,401)	$(25,121,580)

Net change
Class A	1,612,909	$21,488,135	2,847,198	$36,889,935
Class B	10,376	136,716	8,904	116,827
Class C	228,050	3,039,248	(4,839)	(64,090)
Class I	2,190,212	30,500,016	816,315	10,664,706
Class R1	260,109	3,527,706	440	5,624
Class R2	749,381	10,356,383	152	1,954
Class R3	300	3,530	162	2,101
Class R4	317	3,729	175	2,262
Class R6	640,649	7,622,113	(315,161)	(4,380,182)
Class 529A	39,405	478,385	566,357	7,479,541
Class 529B	(4,214)	(57,733)	28,951	377,592
Class 529C	588	16,373	119,519	1,556,987
	5,728,082	$77,114,601	4,068,173	$52,653,257

38

Notes to Financial Statements – continued

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 5%, 5%, 3%, 3%, 3%, 3%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $745 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$799,703	$86,653,926	$83,073,120	$357	$175	$4,381,041

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$48,944	$—

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Small Cap Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by

40

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $2,719,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 18.40% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® Blended Research®

Value Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

BRU-ANN

MFS® Blended Research® Value Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Johnson & Johnson	3.3%
Bank of America Corp.	3.2%
Cisco Systems, Inc.	2.8%
JPMorgan Chase & Co.	2.7%
Comcast Corp., “A”	2.7%
Wells Fargo & Co.	2.6%
Citigroup, Inc.	2.5%
Intel Corp.	2.3%
Medtronic PLC	2.1%
Microsoft Corp.	1.9%

Equity sectors (k)
Financial Services	27.7%
Health Care	16.1%
Utilities & Communications	11.0%
Technology	8.7%
Energy	7.2%
Consumer Staples	6.6%
Industrial Goods & Services	6.2%
Leisure	5.4%
Basic Materials	2.5%
Autos & Housing	2.0%
Special Products & Services	1.9%
Retailing	1.8%
Transportation	1.4%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Blended Research Value Equity Fund (fund) provided a total return of –1.62%, at net asset value. This compares with a return of 1.45% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Changes in market sentiment, driven largely by the shifting fortunes in trade negotiations between the US and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the Fed to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019 central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest rate refinancing facility for eurozone banks in order to encourage continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed adopted its more dovish posture. Diminished hopes for a trade deal between the US and China, along with the surprising announcement that the US would place tariffs on imports from Mexico, weighed on sentiment at period’s end. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by the lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Detractors from Performance

Stock selection within both the health care and energy sectors hindered performance relative to the Russell 1000® Value Index. Within the health care sector, the timing of the fund’s position in shares of pharmaceutical company Merck & Co., and an overweight position in independent biotechnology company Biogen, detracted from relative results. The stock price of Biogen fell towards the end of the period, as the company announced it would discontinue the development of its Alzheimer’s treatment after trial data indicated the drugs were unlikely to succeed. Within the

3

Management Review – continued

energy sector, the fund’s overweight holdings of oilfield services providers Halliburton and Phillips 66, oil and gas exploration and production company Occidental Petroleum, offshore drilling company Noble (h) and energy exploration and production company EOG Resources held back relative performance. Halliburton’s stock price fell as weakness in its Exploration and Production (E&P) activity continued. Investors also appeared to have responded negatively to a decrease in earnings guidance due to continued E&P budget reductions.

Elsewhere, the fund’s overweight positions in automotive seats manufacturer Lear and information technology company DXC Technology, and the timing of the fund’s ownership in shares of apparel retailer Urban Outfitters (h), further dampened relative results.

Contributors to Performance

Security selection within both the financial services and industrial goods & services sectors benefited relative returns. Within the financial services sector, the fund’s overweight positions in real estate investment trusts STORE Capital and Medical Properties Trust aided relative performance. Shares of STORE Capital appreciated after the company reported earnings ahead of estimates, driven by lower selling, general & administrative and interest expenses. The company also posted a record acquisition year, which bolstered its revenue outlook for the upcoming year. Within the industrial goods & services sector, the fund’s position in aerospace company Boeing (b) bolstered relative results. The share price of Boeing rose, over the first half of the reporting period, due to better margins at its Commercial segment attributed to a robust market environment, improved air traffic and strong order intake. Avoiding shares of diversified industrial conglomerate General Electric further contributed to relative performance. Shares of General Electric declined after management reported a dividend cut and earnings that came in below consensus estimates, owing to weak performance in the company’s Power segment.

Within other sectors, the fund’s overweight positions in pharmaceutical company Eli Lilly, cable services provider Comcast, software giant Microsoft and network equipment company Cisco Systems bolstered relative results. Shares of Eli Lilly climbed after the company delivered earnings per share results ahead of consensus, driven by continued sales growth in Cialis, margin expansion and pipeline advancements. The company also provided a 2019 revenue outlook that was ahead of market estimates, despite the Cialis patent expiration and a higher-than-normal foreign exchange headwind. Avoiding shares of poor-performing oil field services company Schlumberger and specialty chemical company DuPont de Nemours further contributed to relative performance.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	(1.62)%	7.92%
B	9/15/15	(2.26)%	7.15%
C	9/15/15	(2.32)%	7.12%
I	9/15/15	(1.37)%	8.21%
R1	9/15/15	(2.35)%	7.14%
R2	9/15/15	(1.85)%	7.67%
R3	9/15/15	(1.64)%	7.95%
R4	9/15/15	(1.33)%	8.21%
R6	9/15/15	(1.23)%	8.29%

Comparative benchmark(s)
Russell 1000® Value Index (f)		1.45%	9.16%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.28)%	6.22%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.03)%	6.48%
C With CDSC (1% for 12 months) (v)		(3.26)%	7.12%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.74%	$1,000.00	$963.55	$3.62
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$960.15	$7.28
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$959.54	$7.28
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$964.68	$2.40
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$960.02	$7.28
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$962.06	$4.84
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$963.48	$3.62
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$965.01	$2.40
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.40%	$1,000.00	$965.32	$1.96
	Hypothetical (h)	0.40%	$1,000.00	$1,022.94	$2.02

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%

Issuer	Shares/Par	Value ($)
Aerospace - 2.0%
Boeing Co.	2,254	$769,989
Honeywell International, Inc.	16,216	2,664,451

		$3,434,440
Alcoholic Beverages - 0.8%
Molson Coors Brewing Co.	24,621	$1,353,663

Automotive - 1.1%
Lear Corp.	16,452	$1,958,282

Biotechnology - 0.9%
Biogen, Inc. (a)	6,981	$1,530,863

Business Services - 1.9%
Cognizant Technology Solutions Corp., “A”	17,600	$1,089,968
DXC Technology Co.	28,470	1,353,464
First Data Corp. (a)	36,497	927,754

		$3,371,186
Cable TV - 2.7%
Comcast Corp., “A”	116,650	$4,782,650

Chemicals - 2.5%
CF Industries Holdings, Inc.	51,877	$2,087,531
Eastman Chemical Co.	22,721	1,475,047
LyondellBasell Industries N.V., “A”	9,956	739,233

		$4,301,811
Computer Software - 1.9%
Microsoft Corp.	26,482	$3,275,294

Computer Software - Systems - 1.0%
Hewlett Packard Enterprise	123,483	$1,694,187

Construction - 0.8%
Toll Brothers, Inc.	42,499	$1,477,690

Consumer Products - 2.4%
Kimberly-Clark Corp.	12,270	$1,569,210
Procter & Gamble Co.	25,280	2,601,565

		$4,170,775

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 2.5%
Applied Materials, Inc.	12,120	$468,923
Intel Corp.	90,654	3,992,402

		$4,461,325
Energy - Independent - 4.5%
EOG Resources, Inc.	23,658	$1,937,117
Marathon Petroleum Corp.	20,897	961,053
Occidental Petroleum Corp.	33,899	1,687,153
Phillips 66	28,942	2,338,513
Valero Energy Corp.	14,314	1,007,706

		$7,931,542
Energy - Integrated - 2.3%
Chevron Corp.	10,580	$1,204,533
Exxon Mobil Corp.	40,313	2,852,951

		$4,057,484
Food & Beverages - 1.7%
Archer Daniels Midland Co.	18,043	$691,408
Ingredion, Inc.	5,690	433,350
J.M. Smucker Co.	15,656	1,903,143

		$3,027,901
Gaming & Lodging - 0.6%
Royal Caribbean Cruises Ltd.	8,713	$1,060,895

Health Maintenance Organizations - 0.5%
Cigna Corp.	5,654	$836,905

Insurance - 6.1%
Allstate Corp.	12,299	$1,174,677
Berkshire Hathaway, Inc., “B” (a)	15,374	3,035,135
Chubb Ltd.	15,415	2,251,669
MetLife, Inc.	51,999	2,402,874
Prudential Financial, Inc.	14,834	1,370,365
Radian Group, Inc.	23,924	537,094

		$10,771,814
Internet - 0.6%
Facebook, Inc., “A” (a)	5,629	$998,979

Machinery & Tools - 4.2%
AGCO Corp.	22,563	$1,501,793
Cummins, Inc.	5,719	862,196

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Eaton Corp. PLC	35,110	$2,615,344
Ingersoll-Rand Co. PLC, “A”	9,670	1,144,348
Regal Beloit Corp.	17,328	1,259,746

		$7,383,427
Major Banks - 11.4%
Bank of America Corp.	213,078	$5,667,875
Goldman Sachs Group, Inc.	2,669	487,066
JPMorgan Chase & Co.	45,162	4,785,365
Morgan Stanley	38,176	1,553,381
PNC Financial Services Group, Inc.	23,388	2,976,357
Wells Fargo & Co.	101,610	4,508,436

		$19,978,480
Medical & Health Technology & Services - 4.2%
CVS Health Corp.	14,576	$763,345
HCA Healthcare, Inc.	19,250	2,328,480
McKesson Corp.	17,885	2,184,474
Walgreens Boots Alliance, Inc.	43,103	2,126,702

		$7,403,001
Medical Equipment - 3.5%
Boston Scientific Corp. (a)	40,902	$1,571,046
Danaher Corp.	6,720	887,107
Medtronic PLC	39,596	3,665,798

		$6,123,951
Natural Gas - Pipeline - 1.3%
Equitrans Midstream Corp.	113,198	$2,248,112

Network & Telecom - 2.8%
Cisco Systems, Inc.	94,246	$4,903,619

Oil Services - 0.3%
Halliburton Co.	28,404	$604,721

Other Banks & Diversified Financials - 4.8%
Citigroup, Inc.	69,798	$4,337,946
Discover Financial Services	21,620	1,611,771
Synchrony Financial	34,901	1,173,720
U.S. Bancorp	25,716	1,290,943

		$8,414,380

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 7.1%
Bristol-Myers Squibb Co.	21,483	$974,684
Eli Lilly & Co.	24,240	2,810,385
Johnson & Johnson	43,591	5,716,960
Merck & Co., Inc.	6,486	513,756
Pfizer, Inc.	58,423	2,425,723

		$12,441,508
Railroad & Shipping - 1.4%
Union Pacific Corp.	15,158	$2,528,051

Real Estate - 5.4%
EPR Properties, REIT	30,509	$2,382,753
Gaming and Leisure Properties, Inc., REIT	17,413	687,639
Life Storage, Inc., REIT	7,744	745,592
Medical Properties Trust, Inc., REIT	126,219	2,244,174
Realty Income Corp., REIT	9,523	667,372
STORE Capital Corp., REIT	81,789	2,798,820

		$9,526,350
Restaurants - 2.1%
Aramark	8,347	$290,392
Darden Restaurants, Inc.	19,967	2,322,562
U.S. Foods Holding Corp. (a)	29,329	1,013,610

		$3,626,564
Specialty Stores - 1.8%
AutoZone, Inc. (a)	430	$441,657
Target Corp.	34,334	2,762,171

		$3,203,828
Telephone Services - 3.0%
AT&T, Inc.	64,995	$1,987,547
CenturyLink, Inc.	33,592	351,036
Verizon Communications, Inc.	52,653	2,861,691

		$5,200,274
Tobacco - 1.7%
Altria Group, Inc.	12,803	$628,115
Philip Morris International, Inc.	30,166	2,326,704

		$2,954,819
Utilities - Electric Power - 6.7%
AES Corp.	76,117	$1,202,649
American Electric Power Co., Inc.	15,234	1,311,952

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
CenterPoint Energy, Inc.	82,682	$2,351,476
Exelon Corp.	68,016	3,270,209
NRG Energy, Inc.	28,532	971,229
Vistra Energy Corp.	39,917	940,445
Xcel Energy, Inc.	29,956	1,717,677

		$11,765,637
Total Common Stocks (Identified Cost, $162,875,184)		$172,804,408

Investment Companies (h) - 1.0%
Money Market Funds - 1.0%
MFS Institutional Money Market Portfolio, 2.46% (v) (Identified Cost, $1,726,042)	1,726,163	$1,726,163

Other Assets, Less Liabilities - 0.5%		950,232
Net Assets - 100.0%		$175,480,803

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,726,163 and $172,804,408, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $162,875,184)	$172,804,408
Investments in affiliated issuers, at value (identified cost, $1,726,042)	1,726,163
Receivables for
Fund shares sold	548,330
Dividends	524,399
Receivable from investment adviser	12,202
Other assets	609
Total assets	$175,616,111

Liabilities
Payables for
Fund shares reacquired	$48,395
Payable to affiliates
Shareholder servicing costs	17,609
Distribution and service fees	762
Payable for independent Trustees’ compensation	1
Accrued expenses and other liabilities	68,541
Total liabilities	$135,308
Net assets	$175,480,803

Net assets consist of
Paid-in capital	$164,627,167
Total distributable earnings (loss)	10,853,636
Net assets	$175,480,803
Shares of beneficial interest outstanding	14,468,813

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$51,642,314	4,276,941	$12.07
Class B	163,014	13,511	12.07
Class C	469,608	38,960	12.05
Class I	922,862	76,077	12.13
Class R1	64,592	5,360	12.05
Class R2	77,514	6,405	12.10
Class R3	121,801	10,041	12.13
Class R4	67,030	5,521	12.14
Class R6	121,952,068	10,035,997	12.15

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.81 [100 / 94.25 x $12.07]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$4,584,809
Dividends from affiliated issuers	50,455
Income on securities loaned	11,357
Other	9,980
Total investment income	$4,656,601
Expenses
Management fee	$723,836
Distribution and service fees	140,774
Shareholder servicing costs	56,774
Administrative services fee	35,466
Independent Trustees’ compensation	4,310
Custodian fee	13,884
Shareholder communications	8,201
Audit and tax fees	54,967
Legal fees	1,480
Registration fees	121,125
Miscellaneous	30,979
Total expenses	$1,191,796
Reduction of expenses by investment adviser and distributor	(283,594)
Net expenses	$908,202
Net investment income (loss)	$3,748,399

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$883,570
Affiliated issuers	(121)
Net realized gain (loss)	$883,449
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(6,043,339)
Affiliated issuers	(193)
Net unrealized gain (loss)	$(6,043,532)
Net realized and unrealized gain (loss)	$(5,160,083)
Change in net assets from operations	$(1,411,684)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$3,748,399	$2,851,252
Net realized gain (loss)	883,449	5,982,227
Net unrealized gain (loss)	(6,043,532)	8,351,435
Change in net assets from operations	$(1,411,684)	$17,184,914
Total distributions to shareholders (a)	$(7,727,193)	$(6,501,265)
Change in net assets from fund share transactions	$8,742,578	$47,054,951
Total change in net assets	$(396,299)	$57,738,600

Net assets
At beginning of period	175,877,102	118,138,502
At end of period (b)	$175,480,803	$175,877,102

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income and from net realized gain were $2,365,112 and $4,136,153, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included undistributed net investment income of $1,322,421.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.84	$11.85	$10.57	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.22	$0.18	$0.12
Net realized and unrealized gain (loss)	(0.47)	1.22	1.16	0.55
Total from investment operations	$(0.24)	$1.44	$1.34	$0.67

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.16)	$(0.06)	$(0.06)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.53)	$(0.45)	$(0.06)	$(0.10)
Net asset value, end of period (x)	$12.07	$12.84	$11.85	$10.57
Total return (%) (r)(s)(t)(x)	(1.62)	12.18	12.71	6.70	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.91	1.90	5.03	(a)
Expenses after expense reductions (f)	0.74	0.74	0.74	0.71	(a)
Net investment income (loss)	1.83	1.72	1.59	1.74	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$51,642	$53,388	$1,012	$420

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.81	$11.79	$10.55	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	(0.45)	1.24	1.15	0.55
Total from investment operations	$(0.31)	$1.34	$1.25	$0.62

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.03)	$(0.01)	$(0.03)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.43)	$(0.32)	$(0.01)	$(0.07)
Net asset value, end of period (x)	$12.07	$12.81	$11.79	$10.55
Total return (%) (r)(s)(t)(x)	(2.26)	11.36	11.80	6.20	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.66	2.53	6.53	(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.46	(a)
Net investment income (loss)	1.08	0.80	0.84	0.94	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$163	$164	$148	$60

Class C	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.76	$11.74	$10.53	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	(0.46)	1.23	1.14	0.54
Total from investment operations	$(0.32)	$1.33	$1.24	$0.61

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.02)	$(0.03)	$(0.04)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.39)	$(0.31)	$(0.03)	$(0.08)
Net asset value, end of period (x)	$12.05	$12.76	$11.74	$10.53
Total return (%) (r)(s)(t)(x)	(2.32)	11.33	11.81	6.16	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.67	2.33	6.15	(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.46	(a)
Net investment income (loss)	1.07	0.77	0.83	0.91	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$470	$539	$586	$137

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.91	$11.89	$10.60	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	$0.21	$0.14
Net realized and unrealized gain (loss)	(0.48)	1.24	1.16	0.56
Total from investment operations	$(0.21)	$1.47	$1.37	$0.70

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.16)	$(0.08)	$(0.06)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.57)	$(0.45)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$12.13	$12.91	$11.89	$10.60
Total return (%) (r)(s)(t)(x)	(1.37)	12.40	12.96	7.02	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.67	1.43	5.02	(a)
Expenses after expense reductions (f)	0.49	0.49	0.49	0.46	(a)
Net investment income (loss)	2.14	1.81	1.84	1.95	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$923	$822	$533	$189

Class R1	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.81	$11.80	$10.55	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.10	$0.10	$0.07
Net realized and unrealized gain (loss)	(0.47)	1.24	1.15	0.55
Total from investment operations	$(0.33)	$1.34	$1.25	$0.62

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.04)	$—	$(0.03)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.43)	$(0.33)	$—	$(0.07)
Net asset value, end of period (x)	$12.05	$12.81	$11.80	$10.55
Total return (%) (r)(s)(t)(x)	(2.35)	11.37	11.85	6.20	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.64	1.66	3.03	6.58	(a)
Expenses after expense reductions (f)	1.49	1.49	1.49	1.46	(a)
Net investment income (loss)	1.09	0.78	0.85	0.95	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$65	$66	$59	$53

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.87	$11.85	$10.57	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.16	$0.15	$0.10
Net realized and unrealized gain (loss)	(0.47)	1.25	1.16	0.55
Total from investment operations	$(0.27)	$1.41	$1.31	$0.65

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.10)	$(0.03)	$(0.04)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.50)	$(0.39)	$(0.03)	$(0.08)
Net asset value, end of period (x)	$12.10	$12.87	$11.85	$10.57
Total return (%) (r)(s)(t)(x)	(1.85)	11.93	12.38	6.56	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.14	1.16	2.53	6.08	(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	0.96	(a)
Net investment income (loss)	1.59	1.29	1.35	1.45	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$78	$69	$60	$53

Class R3	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.90	$11.87	$10.58	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.18	$0.12
Net realized and unrealized gain (loss)	(0.47)	1.24	1.16	0.55
Total from investment operations	$(0.24)	$1.45	$1.34	$0.67

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.13)	$(0.05)	$(0.05)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.53)	$(0.42)	$(0.05)	$(0.09)
Net asset value, end of period (x)	$12.13	$12.90	$11.87	$10.58
Total return (%) (r)(s)(t)(x)	(1.64)	12.24	12.72	6.74	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.91	2.27	5.83	(a)
Expenses after expense reductions (f)	0.74	0.74	0.74	0.71	(a)
Net investment income (loss)	1.77	1.64	1.60	1.70	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$122	$187	$60	$53

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.91	$11.88	$10.59	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.23	$0.21	$0.14
Net realized and unrealized gain (loss)	(0.48)	1.25	1.16	0.55
Total from investment operations	$(0.21)	$1.48	$1.37	$0.69

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.16)	$(0.08)	$(0.06)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.56)	$(0.45)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$12.14	$12.91	$11.88	$10.59
Total return (%) (r)(s)(t)(x)	(1.33)	12.49	12.96	6.92	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.64	0.66	2.02	5.58	(a)
Expenses after expense reductions (f)	0.49	0.49	0.49	0.46	(a)
Net investment income (loss)	2.09	1.78	1.85	1.95	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$67	$68	$60	$53

Class R6	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16 (c)
Net asset value, beginning of period	$12.92	$11.89	$10.59	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.24	$0.22	$0.14
Net realized and unrealized gain (loss)	(0.47)	1.25	1.16	0.55
Total from investment operations	$(0.19)	$1.49	$1.38	$0.69

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.17)	$(0.08)	$(0.06)
From net realized gain	(0.31)	(0.29)	—	(0.04)
Total distributions declared to shareholders	$(0.58)	$(0.46)	$(0.08)	$(0.10)
Net asset value, end of period (x)	$12.15	$12.92	$11.89	$10.59
Total return (%) (r)(s)(t)(x)	(1.23)	12.55	13.08	6.92	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.55	0.57	0.65	5.57	(a)
Expenses after expense reductions (f)	0.39	0.39	0.45	0.45	(a)
Net investment income (loss)	2.18	1.87	1.88	1.96	(a)
Portfolio turnover	43	61	51	33	(n)
Net assets at end of period (000 omitted)	$121,952	$120,575	$115,619	$1,925

See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Value Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

26

Notes to Financial Statements – continued

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes

27

Notes to Financial Statements – continued

unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$172,804,408	$—	$—	$172,804,408
Mutual Funds	1,726,163	—	—	1,726,163
Total	$174,530,571	$—	$—	$174,530,571

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain

28

Notes to Financial Statements – continued

dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/19	Year ended 5/31/18
Ordinary income (including any short-term capital gains)	$5,302,135	$5,212,129
Long-term capital gains	2,425,058	1,289,136

Total distributions	$7,727,193	$6,501,265

29

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$165,093,767
Gross appreciation	19,595,209

Gross depreciation	(10,158,405)
Net unrealized appreciation (depreciation)	$9,436,804

Undistributed ordinary income	1,614,559
Post-October capital loss deferral	(197,727)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 5/31/19	Year ended 5/31/18	Year ended 5/31/19	Year ended 5/31/18
Class A	$886,571	$646,666	$1,254,257	$1,169,306
Class B	1,296	291	3,494	3,039
Class C	2,411	734	9,182	11,204
Class I	36,855	7,849	44,301	14,162
Class R1	644	205	1,616	1,479
Class R2	1,102	532	1,788	1,521
Class R3	2,771	668	3,971	1,489
Class R4	1,340	825	1,647	1,495
Class R6	2,522,026	1,707,342	2,951,921	2,932,458
Total	$3,455,016	$2,365,112	$4,272,177	$4,136,153

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s

30

Notes to Financial Statements – continued

Board of Trustees. For the year ended May 31, 2019, this management fee reduction amounted to $17,692, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2019. For the year ended May 31, 2019, this reduction amounted to $265,900, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,198 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$133,119
Class B	0.75%	0.25%	1.00%	1.00%	1,568
Class C	0.75%	0.25%	1.00%	1.00%	4,656
Class R1	0.75%	0.25%	1.00%	1.00%	668
Class R2	0.25%	0.25%	0.50%	0.50%	368
Class R3	—	0.25%	0.25%	0.25%	395
Total Distribution and Service Fees					$140,774

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which

31

Notes to Financial Statements – continued

MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, this rebate amounted to $2 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2019, were as follows:

Amount
Class A	$—
Class B	2
Class C	46

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $1,730, which equated to 0.0010% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $55,044.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0196% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this agreement was $300 and is included in “Miscellaneous” expense in the Statement of

32

Notes to Financial Statements – continued

Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 15, 2017, MFS redeemed 959, 893, 896, 982, and 8,280 shares of Class A, Class B, Class C, Class I, and Class R6, respectively, for an aggregate amount of $147,499.

On December 14, 2018, MFS redeemed 4,259 and 4,244 shares of Class A and Class I, respectively, for an aggregate amount of $104,881.

At May 31, 2019, MFS held approximately 85% and 55% of the outstanding shares of Class R2 and Class R3, respectively, and 100% of the outstanding shares of Class R1 and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2019, the fund engaged in sale transactions pursuant to this policy, which amounted to $1,026,331. The sales transactions resulted in net realized gains (losses) of $371,149.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2019, this reimbursement amounted to $9,938, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $82,845,359 and $76,891,290, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,186,414	$14,636,824	4,611,768	$59,312,835
Class B	3,068	38,298	3,764	48,777
Class C	12,176	148,053	6,119	78,073
Class I	113,172	1,469,251	22,469	291,596
Class R2	759	9,829	184	2,419
Class R3	5,025	64,686	9,254	125,100
Class R6	2,075,317	26,042,905	1,806,472	22,954,272
	3,395,931	$42,409,846	6,460,030	$82,813,072

33

Notes to Financial Statements – continued

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	8,353	$95,808	3,055	$39,471
Class B	417	4,790	257	3,330
Class C	1,009	11,593	926	11,938
Class I	7,045	81,156	1,696	22,011
Class R1	197	2,260	130	1,684
Class R2	251	2,890	158	2,053
Class R3	585	6,742	166	2,157
Class R4	259	2,987	179	2,320
Class R6	474,757	5,473,947	357,182	4,639,799
	492,873	$5,682,173	363,749	$4,724,763

Shares reacquired
Class A	(1,075,429)	$(13,730,031)	(542,652)	$(7,068,787)
Class B	(2,740)	(34,367)	(3,817)	(46,669)
Class C	(16,436)	(216,451)	(14,737)	(180,206)
Class I	(107,761)	(1,353,830)	(5,363)	(66,587)
Class R3	(10,057)	(128,536)	—	—
Class R6	(1,843,146)	(23,886,226)	(2,557,082)	(33,120,635)
	(3,055,569)	$(39,349,441)	(3,123,651)	$(40,482,884)

Net change
Class A	119,338	$1,002,601	4,072,171	$52,283,519
Class B	745	8,721	204	5,438
Class C	(3,251)	(56,805)	(7,692)	(90,195)
Class I	12,456	196,577	18,802	247,020
Class R1	197	2,260	130	1,684
Class R2	1,010	12,719	342	4,472
Class R3	(4,447)	(57,108)	9,420	127,257
Class R4	259	2,987	179	2,320
Class R6	706,928	7,630,626	(393,428)	(5,526,564)
	833,235	$8,742,578	3,700,128	$47,054,951

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2055 Fund were the owners

34

Notes to Financial Statements – continued

of record of approximately 14%, 13%, 9%, 7%, 7%, 6%, 5%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $1,065 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,296,006	$31,796,197	$33,365,726	$(121)	$(193)	$1,726,163

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$50,455	$—

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Value Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Value Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by

36

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

42

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $2,784,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 72.17% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

43

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

44

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

45

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® Emerging Markets Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

FEM-ANN

MFS® Emerging Markets Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
Tencent Holdings Ltd.	4.5%
Samsung Electronics Co. Ltd.	4.3%
Housing Development Finance Corp. Ltd.	3.6%
Alibaba Group Holding Ltd., ADR	2.9%
Yum China Holdings, Inc.	2.6%
China Resources Beer Holdings Co. Ltd.	2.3%
Banco Bradesco S.A., ADR	2.3%
AIA Group Ltd.	2.3%
LUKOIL PJSC, ADR	2.2%

GICS equity sectors (g)
Financials	26.3%
Information Technology	14.5%
Consumer Discretionary	14.2%
Consumer Staples	12.1%
Communication Services	10.3%
Industrials	7.4%
Energy	4.4%
Materials	4.2%
Real Estate	1.9%
Utilities	1.1%
Health Care	0.7%

Issuer country weightings (x)
China	22.0%
South Korea	10.8%
Brazil	9.7%
India	9.3%
Taiwan	7.8%
Hong Kong	7.2%
South Africa	5.1%
Indonesia	4.7%
Russia	4.5%
Other Countries	18.9%

Currency exposure weightings (y)
Hong Kong Dollar	18.4%
South Korean Won	10.8%
Brazilian Real	9.7%
United States Dollar	9.5%
Indian Rupee	8.2%
Taiwan Dollar	7.8%
Chinese Renminbi	7.5%
South African Rand	5.1%
Indonesian Rupiah	4.7%
Other Currencies	18.3%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS Emerging Markets Equity Fund (fund) provided a total return of –9.21%, at net asset value. This compares with a return of –8.70% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019, central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks in order to encourage the continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the United States and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by a lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Detractors from Performance

Security selection in both the communication services and consumer staples sectors was a primary factor that detracted from performance relative to the MSCI Emerging Markets Index. Within the communication services sector, the fund’s overweight position in internet search provider Baidu (China) dampened relative returns. Shares of Baidu declined, notably late in the period, as the company released disappointing earnings results that were negatively impacted by weak advertisement sales and lowered its full-year outlook. Within the consumer staples sector, overweight positions in snack manufacturer Orion (South Korea) and Chinese instant food manufacturer

4

Management Review – continued

Tingyi (Cayman Islands) Holding hindered relative performance. Shares of Orion underperformed the benchmark as higher expenses weighed on the company’s operating margins.

An underweight position and stock selection in the energy sector also weighed on relative results. Within this sector, not holding shares of petrochemical firm Reliance Industries (India) and natural gas producer Gazprom (Russia) detracted from relative performance as shares of both companies outperformed the benchmark over the reporting period. The stock price of Reliance Industries appeared to have benefited from higher demand for petrochemicals and in its telecommunications and retail consumer businesses.

Stocks in other sectors that weakened relative returns included holdings of power transmission manufacturer LS Industrial Systems (b) (South Korea), travel products and solutions company MakeMyTrip (b) (India) and travel retail company Dufry (b) (Switzerland), as well as an overweight position in gaming and hospitality company Genting Berhad (Malaysia). Not holding shares of personal financial services provider Ping An Insurance Group (China) further diminished relative performance.

Contributors to Performance

Stock selection in both the information technology and financials sectors lifted relative returns during the reporting period. Within the information technology sector, the fund’s holdings of software development and information technology solutions provider Luxoft Holding (b)(h) (Switzerland) and enterprise software solutions provider Linx (b) (Brazil) benefited relative results. Shares of Luxoft advanced, notably early in the calendar year, as the company announced it had entered into a definitive agreement to be acquired by DXC Technologies for roughly two billion US dollars. Within the financials sector, overweight positions in financial services firms Banco Bradesco (Brazil), Housing Development Finance Corp. (India) and E.Sun Financial Holding (Taiwan), as well as the fund’s holdings of insurance company AIA Group (b) (Hong Kong) and commercial and investment bank Abu Dhabi Commercial Bank (1)(b) (United Arab Emirates), contributed to relative performance. The stock price of Banco Bradesco rose on the back of positive loan growth, strong overall asset quality and improved net interest income.

An underweight position in the health care sector also supported relative returns. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, overweight positions in integrated oil company LUKOIL (Russia) and cement and concrete manufacturer PT Indocement Tunggal Prakarsa (Indonesia) added to relative performance. Holding shares of footwear manufacturer Stella International Holdings (b) (Hong Kong) further helped relative results.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance.

5

Management Review – continued

All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Jose Luis Garcia, Robert Lau, and Harry Purcell

(1)	Formerly the Union National Bank Abu Dhabi. The Union National Bank Abu Dhabi merged with Abu Dhabi Commercial Bank on May 1, 2019.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	(9.21)%	1.57%	4.66%	N/A
B	10/24/95	(9.88)%	0.80%	3.88%	N/A
C	6/27/96	(9.89)%	0.80%	3.88%	N/A
I	1/02/97	(8.98)%	1.82%	4.92%	N/A
R1	10/01/08	(9.92)%	0.79%	3.87%	N/A
R2	10/01/08	(9.45)%	1.31%	4.40%	N/A
R3	10/01/08	(9.22)%	1.56%	4.66%	N/A
R4	10/01/08	(9.00)%	1.82%	4.92%	N/A
R6	6/01/12	(8.86)%	1.93%	N/A	3.15%

Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		(8.70)%	1.79%	5.03%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(14.43)%	0.37%	4.05%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(13.48)%	0.41%	3.88%	N/A
C With CDSC (1% for 12 months) (v)		(10.79)%	0.80%	3.88%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	1.41%	$1,000.00	$1,025.67	$7.12
	Hypothetical (h)	1.41%	$1,000.00	$1,017.90	$7.09
B	Actual	2.17%	$1,000.00	$1,021.84	$10.94
	Hypothetical (h)	2.17%	$1,000.00	$1,014.11	$10.90
C	Actual	2.17%	$1,000.00	$1,021.64	$10.94
	Hypothetical (h)	2.17%	$1,000.00	$1,014.11	$10.90
I	Actual	1.17%	$1,000.00	$1,026.91	$5.91
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
R1	Actual	2.17%	$1,000.00	$1,021.69	$10.94
	Hypothetical (h)	2.17%	$1,000.00	$1,014.11	$10.90
R2	Actual	1.67%	$1,000.00	$1,024.41	$8.43
	Hypothetical (h)	1.67%	$1,000.00	$1,016.60	$8.40
R3	Actual	1.42%	$1,000.00	$1,025.51	$7.17
	Hypothetical (h)	1.42%	$1,000.00	$1,017.85	$7.14
R4	Actual	1.17%	$1,000.00	$1,026.67	$5.91
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
R6	Actual	1.03%	$1,000.00	$1,027.63	$5.21
	Hypothetical (h)	1.03%	$1,000.00	$1,019.80	$5.19

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.30%, $6.57, and $6.54 for Class A, 2.06%, $10.38, and $10.35 for Class B, 2.06%, $10.38, and $10.35 for Class C, 1.06%, $5.36, and $5.34 for Class I, 2.06%, $10.38, and $10.35 for Class R1, 1.56%, $7.87, and $7.85 for Class R2, 1.31%, $6.62, and $6.59 for Class R3, 1.06%, $5.36, and $5.34 for Class R4, and 0.92%, $4.65, and $4.63 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.1%

Issuer	Shares/Par	Value ($)
Alcoholic Beverages - 4.9%
Ambev S.A., ADR	7,634,788	$34,127,502
China Resources Beer Holdings Co. Ltd.	10,822,000	47,196,220
Kweichow Moutai Co., Ltd., “A”	136,554	17,605,832

		$98,929,554
Apparel Manufacturers - 0.7%
Stella International Holdings Ltd.	8,055,000	$13,357,272

Automotive - 2.0%
Mahindra & Mahindra Ltd.	2,320,380	$21,543,621
PT Astra International Tbk	37,927,400	19,797,452

		$41,341,073
Broadcasting - 0.1%
Multichoice Group Ltd. (a)	161,993	$1,355,553

Brokerage & Asset Managers - 0.4%
B3 Brasil Bolsa Balcao S.A.	918,700	$8,562,000

Business Services - 1.7%
Cognizant Technology Solutions Corp., “A”	507,234	$31,413,002
Motus Holdings Ltd.	464,141	2,740,953

		$34,153,955
Computer Software - Systems - 1.1%
Linx S.A.	2,655,300	$23,244,321

Construction - 2.6%
PT Indocement Tunggal Prakarsa Tbk	17,534,000	$26,044,547
Techtronic Industries Co. Ltd.	4,371,500	27,795,303

		$53,839,850
Consumer Products - 0.5%
Dabur India Ltd.	1,805,547	$10,309,587

Consumer Services - 3.3%
51job, Inc., ADR (a)	343,817	$24,187,526
Ctrip.com International Ltd., ADR (a)	402,591	13,913,545
Localiza Rent a Car S.A.	754,700	7,316,298

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - continued
MakeMyTrip Ltd. (a)	959,892	$22,557,462

		$67,974,831
Containers - 0.4%
Lock & Lock Co. Ltd.	668,677	$8,548,944

Electrical Equipment - 2.1%
Bharat Heavy Electricals Ltd.	15,439,046	$15,551,752
LS Industrial Systems Co. Ltd.	692,535	28,104,012

		$43,655,764
Electronics - 10.7%
Samsung Electronics Co. Ltd.	2,476,636	$87,914,235
Silicon Motion Technology Corp., ADR	577,189	21,996,673
Taiwan Semiconductor Manufacturing Co. Ltd.	14,747,695	109,234,683

		$219,145,591
Energy - Integrated - 3.3%
LUKOIL PJSC, ADR	558,249	$44,787,972
Petroleo Brasileiro S.A., ADR	1,557,206	22,470,483

		$67,258,455
Food & Beverages - 4.7%
AVI Ltd.	3,514,192	$21,638,545
BRF S.A. (a)	1,249,110	8,817,734
Fomento Economico Mexicano S.A.B. de C.V., ADR	71,766	6,678,544
Orion Corp.	351,954	25,368,479
Tingyi (Cayman Islands) Holding Corp.	20,212,000	32,846,385

		$95,349,687
Food & Drug Stores - 0.7%
Dairy Farm International Holdings Ltd.	1,911,600	$14,623,740

Forest & Paper Products - 0.8%
Suzano S.A.	1,928,000	$15,762,239

Gaming & Lodging - 1.4%
Genting Berhad	19,346,400	$29,500,894

General Merchandise - 0.8%
S.A.C.I. Falabella	1,055,984	$6,369,822
Walmart de Mexico S.A.B. de C.V.	3,177,826	8,968,202

		$15,338,024

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 2.8%
AIA Group Ltd.	5,014,600	$46,978,706
Samsung Fire & Marine Insurance Co. Ltd.	42,235	9,610,954

		$56,589,660
Internet - 10.9%
Alibaba Group Holding Ltd., ADR (a)	392,270	$58,550,220
Baidu, Inc., ADR (a)	363,243	39,956,730
NAVER Corp.	351,233	32,796,349
Tencent Holdings Ltd.	2,203,300	91,373,041

		$222,676,340
Machinery & Tools - 3.0%
Doosan Bobcat, Inc.	1,003,337	$28,392,356
Haitian International Holdings Ltd.	9,200,000	18,189,820
PT United Tractors Tbk	8,592,000	15,260,620

		$61,842,796
Major Banks - 7.2%
ABSA Group Ltd.	3,485,598	$40,440,475
Banco Bradesco S.A., ADR	5,019,701	46,984,401
China Construction Bank	48,795,490	38,502,499
Industrial & Commercial Bank of China, “H”	19,985,000	14,243,956
Nova Ljubljanska Banka d.d., GDR (z)	560,434	7,638,283

		$147,809,614
Metals & Mining - 1.1%
Vale S.A., ADR	1,724,658	$21,506,485

Network & Telecom - 1.1%
VTech Holdings Ltd.	2,695,900	$22,352,495

Oil Services - 0.4%
Lamprell PLC (a)	9,696,053	$8,123,702

Other Banks & Diversified Financials - 15.9%
Abu Dhabi Commercial Bank	4,790,318	$11,711,695
Banco Macro S.A., ADR	136,232	6,795,252
Bancolombia S.A., ADR	189,293	8,891,092
Credicorp Ltd.	62,243	13,929,983
E.Sun Financial Holding Co. Ltd.	31,910,540	27,615,676
Grupo Financiero Inbursa S.A. de C.V.	13,334,958	17,690,358
Housing Development Finance Corp. Ltd.	2,329,413	72,954,543
Kasikornbank Co. Ltd.	4,546,100	26,934,000
Komercni Banka A.S.	489,608	18,479,847

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Metropolitan Bank & Trust Co.	23,110,044	$31,788,993
Public Bank Berhad	4,449,951	25,061,173
Sberbank of Russia	10,172,129	36,274,015
Shriram Transport Finance Co. Ltd.	1,511,153	25,246,146

		$323,372,773
Pharmaceuticals - 0.7%
Genomma Lab Internacional S.A., “B” (a)	17,438,293	$14,681,132

Real Estate - 1.9%
Aldar Properties PJSC	15,563,810	$7,667,606
Hang Lung Properties Ltd.	10,591,000	22,243,421
Multiplan Empreendimentos Imobiliarios S.A.	1,379,475	8,732,568

		$38,643,595
Restaurants - 2.6%
Yum China Holdings, Inc.	1,310,156	$52,419,341

Specialty Chemicals - 1.0%
Astra Argo Lestari	10,091,500	$7,459,473
PTT Global Chemical PLC	7,195,300	13,811,975

		$21,271,448
Specialty Stores - 0.6%
Dufry AG	144,285	$11,806,078

Telecommunications - Wireless - 0.6%
Mobile TeleSystems PJSC, ADR	1,461,019	$11,425,168

Telephone Services - 3.4%
Hellenic Telecommunications Organization S.A. (a)	1,318,297	$18,041,009
Naspers Ltd.	161,993	36,311,987
PT XL Axiata Tbk (a)	78,976,350	15,825,704

		$70,178,700
Tobacco - 0.5%
PT Hanjaya Mandala Sampoerna Tbk	45,408,200	$10,741,279

Trucking - 0.1%
Imperial Logistics Ltd	464,141	$1,917,584

Utilities - Electric Power - 1.1%
CESC Ltd.	1,987,544	$21,444,069
Total Common Stocks (Identified Cost, $1,841,674,982)		$1,981,053,593

15

Portfolio of Investments – continued

Investment Companies (h) - 2.9%

Issuer	Shares/Par	Value ($)
Money Market Funds - 2.9%
MFS Institutional Money Market Portfolio, 2.46% (v) (Identified Cost, $60,315,338)	60,319,149	$60,319,149

Other Assets, Less Liabilities - (0.0)%		(338,349)
Net Assets - 100.0%		$2,041,034,393

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $60,319,149 and $1,981,053,593, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Nova Ljubljanska Banka d.d., GDR	11/09/18-3/29/19	$6,675,616	$7,638,283
% of Net assets			0.4%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,841,674,982)	$1,981,053,593
Investments in affiliated issuers, at value (identified cost, $60,315,338)	60,319,149
Cash	307,710
Foreign currency, at value (identified cost, $274,664)	274,925
Receivables for
Investments sold	18,773,487
Fund shares sold	740,724
Dividends	2,198,796
Receivable from investment adviser	113,500
Other assets	3,842
Total assets	$2,063,785,726

Liabilities
Payables for
Investments purchased	$21,433,091
Fund shares reacquired	328,900
Payable to affiliates
Shareholder servicing costs	98,893
Distribution and service fees	2,257
Payable for independent Trustees’ compensation	15
Deferred country tax expense payable	289,856
Accrued expenses and other liabilities	598,321
Total liabilities	$22,751,333
Net assets	$2,041,034,393

Net assets consist of
Paid-in capital	$1,959,844,839
Total distributable earnings (loss)	81,189,554
Net assets	$2,041,034,393
Shares of beneficial interest outstanding	61,616,550

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$120,862,475	3,821,497	$31.63
Class B	3,672,322	126,599	29.01
Class C	14,115,775	498,321	28.33
Class I	69,443,232	2,086,044	33.29
Class R1	1,844,389	65,939	27.97
Class R2	4,613,698	159,832	28.87
Class R3	2,404,639	76,412	31.47
Class R4	6,917,282	219,820	31.47
Class R6	1,817,160,581	54,562,086	33.30

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $33.56 [100 / 94.25 x $31.63]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$39,302,336
Dividends from affiliated issuers	655,291
Other	293,283
Interest	6,278
Income on securities loaned	2,305
Foreign taxes withheld	(3,660,840)
Total investment income	$36,598,653
Expenses
Management fee	$16,612,766
Distribution and service fees	576,452
Shareholder servicing costs	439,314
Administrative services fee	248,457
Independent Trustees’ compensation	26,719
Custodian fee	996,510
Shareholder communications	32,365
Audit and tax fees	103,696
Legal fees	15,540
Miscellaneous	287,349
Total expenses	$19,339,168
Reduction of expenses by investment adviser and distributor	(396,565)
Net expenses	$18,942,603
Net investment income (loss)	$17,656,050

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(7,077,026)
Affiliated issuers	5,732
Foreign currency	(920,484)
Net realized gain (loss)	$(7,991,778)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,420,969 decrease in deferred country tax)	$(172,004,109)
Affiliated issuers	1,469
Translation of assets and liabilities in foreign currencies	(5,414)
Net unrealized gain (loss)	$(172,008,054)
Net realized and unrealized gain (loss)	$(179,999,832)
Change in net assets from operations	$(162,343,782)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$17,656,050	$7,644,008
Net realized gain (loss)	(7,991,778)	35,985,924
Net unrealized gain (loss)	(172,008,054)	127,043,179
Change in net assets from operations	$(162,343,782)	$170,673,111
Total distributions to shareholders (a)	$(13,400,377)	$(4,250,229)
Change in net assets from fund share transactions	$632,270,778	$351,665,326
Total change in net assets	$456,526,619	$518,088,208

Net assets
At beginning of period	1,584,507,774	1,066,419,566
At end of period (b)	$2,041,034,393	$1,584,507,774

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income were $4,250,229.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included undistributed net investment income of $4,209,993.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$34.99	$30.39	$24.05		$27.87	$30.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.10	$0.16	(c)	$0.16	$0.12
Net realized and unrealized gain (loss)	(3.46)	4.53	6.32		(3.95)	(1.98)
Total from investment operations	$(3.22)	$4.63	$6.48		$(3.79)	$(1.86)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.03)	$(0.14)		$(0.03)	$(0.20)
From net realized gain	—	—	—		—	(0.67)
Total distributions declared to shareholders	$(0.14)	$(0.03)	$(0.14)		$(0.03)	$(0.87)
Net asset value, end of period (x)	$31.63	$34.99	$30.39		$24.05	$27.87
Total return (%) (r)(s)(t)(x)	(9.19)	15.24	27.04	(c)	(13.59)	(5.90)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.49	1.63	(c)	1.73	1.69
Expenses after expense reductions (f)	1.42	1.48	1.61	(c)	1.70	1.66
Net investment income (loss)	0.72	0.28	0.60	(c)	0.64	0.40
Portfolio turnover	27	24	43		55	38
Net assets at end of period (000 omitted)	$120,862	$154,713	$116,512		$114,533	$132,361

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$32.18	$28.15	$22.32		$26.03	$28.63

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.15)	$(0.05	)(c)	$(0.01)	$(0.10)
Net realized and unrealized gain (loss)	(3.16)	4.18	5.88		(3.70)	(1.83)
Total from investment operations	$(3.17)	$4.03	$5.83		$(3.71)	$(1.93)

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	—	—	—		—	(0.67)
Total distributions declared to shareholders	$—	$—	$—		$—	$(0.67)
Net asset value, end of period (x)	$29.01	$32.18	$28.15		$22.32	$26.03
Total return (%) (r)(s)(t)(x)	(9.85)	14.32	26.12	(c)	(14.25)	(6.60)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.24	2.38	(c)	2.48	2.44
Expenses after expense reductions (f)	2.17	2.23	2.37	(c)	2.45	2.42
Net investment income (loss)	(0.04)	(0.48)	(0.20	)(c)	(0.03)	(0.36)
Portfolio turnover	27	24	43		55	38
Net assets at end of period (000 omitted)	$3,672	$5,385	$5,786		$5,777	$9,026

Class C	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$31.42	$27.49	$21.80		$25.42	$27.98

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.15)	$(0.05	)(c)	$(0.01)	$(0.10)
Net realized and unrealized gain (loss)	(3.08)	4.08	5.74		(3.61)	(1.79)
Total from investment operations	$(3.09)	$3.93	$5.69		$(3.62)	$(1.89)

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	—	—	—		—	(0.67)
Total distributions declared to shareholders	$—	$—	$—		$—	$(0.67)
Net asset value, end of period (x)	$28.33	$31.42	$27.49		$21.80	$25.42
Total return (%) (r)(s)(t)(x)	(9.83)	14.30	26.10	(c)	(14.24)	(6.62)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.24	2.38	(c)	2.48	2.44
Expenses after expense reductions (f)	2.17	2.23	2.37	(c)	2.45	2.42
Net investment income (loss)	(0.04)	(0.49)	(0.21	)(c)	(0.04)	(0.37)
Portfolio turnover	27	24	43		55	38
Net assets at end of period (000 omitted)	$14,116	$17,790	$22,567		$20,132	$30,000

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16		5/31/15
Net asset value, beginning of period	$36.85	$32.00	$25.31		$29.31		$32.16

Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.21	$0.21	(c)	$0.30		$0.18
Net realized and unrealized gain (loss)	(3.63)	4.74	6.69		(4.22)		(2.07)
Total from investment operations	$(3.31)	$4.95	$6.90		$(3.92)		$(1.89)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.10)	$(0.21)		$(0.08)		$(0.29)
From net realized gain	—	—	—		—		(0.67)
Total distributions declared to shareholders	$(0.25)	$(0.10)	$(0.21)		$(0.08)		$(0.96)
Net asset value, end of period (x)	$33.29	$36.85	$32.00		$25.31		$29.31
Total return (%) (r)(s)(t)(x)	(8.96)	15.48	27.41	(c)	(13.38)		(5.70)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.24	1.38	(c)	1.47		1.44
Expenses after expense reductions (f)	1.17	1.23	1.36	(c)	1.45		1.42
Net investment income (loss)	0.92	0.59	0.74	(c)	1.18		0.59
Portfolio turnover	27	24	43		55		38
Net assets at end of period (000 omitted)	$69,443	$62,565	$33,855		$19,942		$50,613

Class R1	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16		5/31/15
Net asset value, beginning of period	$31.17	$27.26	$21.62		$25.21		$27.84

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.14)	$(0.05	)(c)	$(0.00	)(w)	$(0.13)
Net realized and unrealized gain (loss)	(3.04)	4.05	5.69		(3.59)		(1.76)
Total from investment operations	$(3.09)	$3.91	$5.64		$(3.59)		$(1.89)

Less distributions declared to shareholders
From net investment income	$(0.11)	$—	$—		$—		$(0.07)
From net realized gain	—	—	—		—		(0.67)
Total distributions declared to shareholders	$(0.11)	$—	$—		$—		$(0.74)
Net asset value, end of period (x)	$27.97	$31.17	$27.26		$21.62		$25.21
Total return (%) (r)(s)(t)(x)	(9.89)	14.34	26.09	(c)	(14.24)		(6.63)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.24	2.38	(c)	2.48		2.45
Expenses after expense reductions (f)	2.17	2.24	2.37	(c)	2.46		2.42
Net investment income (loss)	(0.18)	(0.45)	(0.23	)(c)	(0.02)		(0.49)
Portfolio turnover	27	24	43		55		38
Net assets at end of period (000 omitted)	$1,844	$637	$457		$376		$574

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$31.96	$27.81	$22.05		$25.61	$28.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.01	$0.05	(c)	$0.06	$0.00 (w)
Net realized and unrealized gain (loss)	(3.15)	4.14	5.82		(3.59)	(1.79)
Total from investment operations	$(3.01)	$4.15	$5.87		$(3.53)	$(1.79)

Less distributions declared to shareholders
From net investment income	$(0.08)	$—	$(0.11)		$(0.03)	$(0.18)
From net realized gain	—	—	—		—	(0.67)
Total distributions declared to shareholders	$(0.08)	$—	$(0.11)		$(0.03)	$(0.85)
Net asset value, end of period (x)	$28.87	$31.96	$27.81		$22.05	$25.61
Total return (%) (r)(s)(t)(x)	(9.42)	14.92	26.72	(c)	(13.80)	(6.16)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.74	1.88	(c)	1.98	1.95
Expenses after expense reductions (f)	1.67	1.73	1.87	(c)	1.96	1.93
Net investment income (loss)	0.48	0.03	0.21	(c)	0.27	0.02
Portfolio turnover	27	24	43		55	38
Net assets at end of period (000 omitted)	$4,614	$6,067	$4,643		$3,358	$1,781

Class R3	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$34.84	$30.27	$23.94		$27.70	$30.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.09	$0.16	(c)	$0.24	$0.10
Net realized and unrealized gain (loss)	(3.42)	4.51	6.29		(4.00)	(1.96)
Total from investment operations	$(3.21)	$4.60	$6.45		$(3.76)	$(1.86)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.03)	$(0.12)		$—	$(0.22)
From net realized gain	—	—	—		—	(0.67)
Total distributions declared to shareholders	$(0.16)	$(0.03)	$(0.12)		$—	$(0.89)
Net asset value, end of period (x)	$31.47	$34.84	$30.27		$23.94	$27.70
Total return (%) (r)(s)(t)(x)	(9.19)	15.20	27.06	(c)	(13.57)	(5.93)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.49	1.63	(c)	1.72	1.70
Expenses after expense reductions (f)	1.42	1.48	1.62	(c)	1.70	1.67
Net investment income (loss)	0.66	0.26	0.61	(c)	0.97	0.33
Portfolio turnover	27	24	43		55	38
Net assets at end of period (000 omitted)	$2,405	$2,465	$2,072		$1,947	$4,674

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$34.85	$30.26	$23.96		$27.77	$30.52

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.17	$0.21	(c)	$0.22	$0.18
Net realized and unrealized gain (loss)	(3.43)	4.52	6.30		(3.93)	(1.98)
Total from investment operations	$(3.13)	$4.69	$6.51		$(3.71)	$(1.80)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.10)	$(0.21)		$(0.10)	$(0.28)
From net realized gain	—	—	—		—	(0.67)
Total distributions declared to shareholders	$(0.25)	$(0.10)	$(0.21)		$(0.10)	$(0.95)
Net asset value, end of period (x)	$31.47	$34.85	$30.26		$23.96	$27.77
Total return (%) (r)(s)(t)(x)	(8.97)	15.52	27.32	(c)	(13.35)	(5.68)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.24	1.38	(c)	1.48	1.44
Expenses after expense reductions (f)	1.17	1.23	1.37	(c)	1.46	1.42
Net investment income (loss)	0.93	0.49	0.77	(c)	0.90	0.61
Portfolio turnover	27	24	43		55	38
Net assets at end of period (000 omitted)	$6,917	$7,023	$4,817		$3,940	$4,487

Class R6	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$36.86	$32.00	$25.32		$29.34	$32.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.23	$0.24	(c)	$0.25	$0.22
Net realized and unrealized gain (loss)	(3.65)	4.76	6.67		(4.14)	(2.09)
Total from investment operations	$(3.28)	$4.99	$6.91		$(3.89)	$(1.87)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.13)	$(0.23)		$(0.13)	$(0.31)
From net realized gain	—	—	—		—	(0.67)
Total distributions declared to shareholders	$(0.28)	$(0.13)	$(0.23)		$(0.13)	$(0.98)
Net asset value, end of period (x)	$33.30	$36.86	$32.00		$25.32	$29.34
Total return (%) (r)(s)(t)(x)	(8.86)	15.60	27.49	(c)	(13.25)	(5.60)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.14	1.28	(c)	1.36	1.35
Expenses after expense reductions (f)	1.04	1.13	1.26	(c)	1.34	1.32
Net investment income (loss)	1.07	0.64	0.86	(c)	0.99	0.70
Portfolio turnover	27	24	43		55	38
Net assets at end of period (000 omitted)	$1,817,161	$1,327,862	$875,711		$588,772	$565,813

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

27

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

28

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$257,669,400	$191,315,716	$—	$448,985,116
South Korea	38,003,310	182,732,019	—	220,735,329
Brazil	197,524,032	—	—	197,524,032
India	157,853,523	31,753,656	—	189,607,179
Taiwan	21,996,673	136,850,358	—	158,847,031
Hong Kong	50,333,506	97,017,430	—	147,350,936
South Africa	46,454,565	57,950,531	—	104,405,096
Indonesia	84,387,796	10,741,279	—	95,129,075
Russia	11,425,168	81,061,988	—	92,487,156
Other Countries	276,934,998	49,047,645	—	325,982,643
Mutual Funds	60,319,149	—	—	60,319,149
Total	$1,202,902,120	$838,470,622	$—	$2,041,372,742

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides

29

Notes to Financial Statements – continued

the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

30

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/19	Year ended 5/31/18
Ordinary income (including any short-term capital gains)	$13,400,377	$4,250,229

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$1,918,807,492
Gross appreciation	252,043,556

Gross depreciation	(129,478,306)
Net unrealized appreciation (depreciation)	$122,565,250

Undistributed ordinary income	7,524,127
Capital loss carryforwards	(48,780,845)
Other temporary differences	(118,978)

As of May 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(48,780,845)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 5/31/19	Year ended 5/31/18
Class A	$520,307	$123,995
Class I	476,211	110,410
Class R1	7,588	—
Class R2	12,943	—
Class R3	12,533	2,118
Class R4	53,866	20,200
Class R6	12,316,929	3,993,506
Total	$13,400,377	$4,250,229

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $500 million	1.05%
In excess of $500 million and up to $1 billion	0.95%
In excess of $1 billion and up to $4 billion	0.90%
In excess of $4 billion	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2019, this management fee reduction amounted to $169,467, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.95% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

				Classes

A	B	C	I	R1	R2	R3	R4	R6
1.65%	2.40%	2.40%	1.40%	2.40%	1.90%	1.65%	1.40%	1.29%

This written agreement terminated on April 30, 2019. For the period June 1, 2018 through April 30, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective May 1, 2019, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding

32

Notes to Financial Statements – continued

interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

				Classes

A	B	C	I	R1	R2	R3	R4	R6
1.31%	2.06%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2020. For the period May 1, 2019 through May 31, 2019, this reduction amounted to $219,576, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $52,210 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$331,572
Class B	0.75%	0.25%	1.00%	1.00%	44,745
Class C	0.75%	0.25%	1.00%	1.00%	152,558
Class R1	0.75%	0.25%	1.00%	1.00%	15,819
Class R2	0.25%	0.25%	0.50%	0.50%	25,424
Class R3	—	0.25%	0.25%	0.25%	6,334
Total Distribution and Service Fees					$576,452

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, this rebate amounted to $7,307, $85, and $130 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

33

Notes to Financial Statements – continued

purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2019, were as follows:

Amount
Class A	$3,390
Class B	3,739
Class C	3,371

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $82,715, which equated to 0.0048% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $356,599.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0143% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $606 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2019.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this

34

Notes to Financial Statements – continued

agreement was $2,996 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On December 14, 2018, MFS redeemed 1,770 shares of Class R1 for an aggregate amount of $47,360. On August 15, 2017, MFS redeemed 576 shares of Class R1 for an aggregate amount of $16,430.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $9,655,758 and $1,444,983, respectively. The sales transactions resulted in net realized gains of $17,332.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2019, this reimbursement amounted to $293,028, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $1,067,505,280 and $471,637,159, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,483,096	$48,759,114	1,513,898	$52,280,479
Class B	12,037	360,450	23,573	737,398
Class C	135,082	3,970,092	122,720	3,830,296
Class I	1,668,710	56,239,873	997,264	37,055,332
Class R1	94,894	2,869,121	7,162	224,974
Class R2	39,335	1,186,896	67,790	2,145,899
Class R3	26,468	884,424	34,087	1,149,850
Class R4	48,111	1,570,272	72,971	2,457,222
Class R6	19,525,400	672,872,420	10,016,619	362,539,555
	23,033,133	$788,712,662	12,856,084	$462,421,005

35

Notes to Financial Statements – continued

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	16,637	$508,270	3,552	$121,047
Class I	11,955	384,001	2,790	100,006
Class R1	280	7,588	—	—
Class R2	445	12,415	—	—
Class R3	412	12,533	62	2,118
Class R4	1,774	53,866	596	20,200
Class R6	379,363	12,185,130	109,602	3,928,145
	410,866	$13,163,803	116,602	$4,171,516

Shares reacquired
Class A	(2,100,219)	$(66,580,385)	(929,039)	$(32,095,978)
Class B	(52,762)	(1,570,886)	(61,819)	(1,953,568)
Class C	(202,906)	(5,937,457)	(377,609)	(11,841,525)
Class I	(1,292,303)	(44,543,086)	(360,494)	(13,027,654)
Class R1	(49,681)	(1,468,701)	(3,480)	(107,473)
Class R2	(69,814)	(2,103,798)	(44,893)	(1,392,516)
Class R3	(21,214)	(679,281)	(31,852)	(1,088,913)
Class R4	(31,606)	(1,037,399)	(31,200)	(1,082,303)
Class R6	(1,364,810)	(45,684,694)	(1,472,549)	(52,337,265)
	(5,185,315)	$(169,605,687)	(3,312,935)	$(114,927,195)

Net change
Class A	(600,486)	$(17,313,001)	588,411	$20,305,548
Class B	(40,725)	(1,210,436)	(38,246)	(1,216,170)
Class C	(67,824)	(1,967,365)	(254,889)	(8,011,229)
Class I	388,362	12,080,788	639,560	24,127,684
Class R1	45,493	1,408,008	3,682	117,501
Class R2	(30,034)	(904,487)	22,897	753,383
Class R3	5,666	217,676	2,297	63,055
Class R4	18,279	586,739	42,367	1,395,119
Class R6	18,539,953	639,372,856	8,653,672	314,130,435
	18,258,684	$632,270,778	9,659,751	$351,665,326

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which the MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Aggresive Growth Allocation Fund, and the MFS Growth Allocation Fund were the

36

Notes to Financial Statements – continued

owners of record of approximately 83%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each owners of record of less than 1% of the value of the outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $9,495 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$23,479,892	$587,692,829	$550,860,773	$5,732	$1,469	$60,319,149

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$655,291	$—

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting the MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust X) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

38

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2019

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jose Luis Garcia Robert Lau Harry Purcell

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 4.29% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $38,135,295. The fund intends to pass through foreign tax credits of $3,659,123 for the fiscal year.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® International DiversificationSM Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MDI-ANN

MFS® International Diversification SM Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	29.9%
MFS International Intrinsic Value Fund	24.9%
MFS International Growth Fund	24.9%
MFS Emerging Markets Equity Fund	10.1%
MFS International New Discovery Fund	10.0%
Cash & Cash Equivalents	0.2%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS International Diversification Fund (fund) provided a total return of –2.15%, at net asset value. This compares with a return of –6.26% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019, central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks in order to encourage the continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the United States and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by a lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Factors Affecting Performance

During the reporting period, the fund benefited from its exposure to the MFS International Intrinsic Value Fund, MFS International Growth Fund, MFS Research International Fund and MFS International New Discovery Fund as all four funds outperformed their respective market segments. Conversely, the fund’s exposure to the MFS Emerging Markets Equity Fund held back relative returns.

Respectfully,

Portfolio Manager(s)

Camille Humphries Lee

3

Management Review – continued

Note to Shareholders: Effective September 1, 2018, Camille Humphries Lee became a Portfolio Manager of the Fund. Effective March 31, 2019, Thomas Melendez is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/30/04	(2.15)%	3.84%	7.92%	N/A
B	9/30/04	(2.93)%	3.06%	7.12%	N/A
C	9/30/04	(2.87)%	3.07%	7.12%	N/A
I	9/30/04	(1.91)%	4.10%	8.20%	N/A
R1	4/01/05	(2.91)%	3.06%	7.12%	N/A
R2	9/30/04	(2.41)%	3.58%	7.66%	N/A
R3	4/01/05	(2.15)%	3.83%	7.93%	N/A
R4	4/01/05	(1.89)%	4.11%	8.19%	N/A
R6	10/02/17	(1.82)%	N/A	N/A	2.41%

Comparative benchmark(s)
MSCI All Country World (ex-US) Index (net div) (f)		(6.26)%	1.31%	5.80%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(7.78)%	2.61%	7.29%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.74)%	2.71%	7.12%	N/A
C With CDSC (1% for 12 months) (v)		(3.82)%	3.07%	7.12%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

6

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.33%	$1,000.00	$1,052.86	$1.69
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
B	Actual	1.08%	$1,000.00	$1,048.97	$5.52
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
C	Actual	1.08%	$1,000.00	$1,048.87	$5.52
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
I	Actual	0.08%	$1,000.00	$1,054.62	$0.41
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R1	Actual	1.08%	$1,000.00	$1,049.04	$5.52
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R2	Actual	0.58%	$1,000.00	$1,051.49	$2.97
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R3	Actual	0.33%	$1,000.00	$1,052.89	$1.69
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
R4	Actual	0.08%	$1,000.00	$1,054.57	$0.41
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R6	Actual	0.00%	$1,000.00	$1,054.97	$0.00
	Hypothetical (h)	0.00%	$1,000.00	$1,024.93	$0.00

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Investment Companies (h) - 99.9%

Issuer	Shares/Par	Value ($)
International Stock Funds - 99.8%
MFS Emerging Markets Equity Fund - Class R6	50,971,626	$1,697,864,882
MFS International Growth Fund - Class R6	126,776,228	4,159,528,038
MFS International Intrinsic Value Fund - Class R6	98,518,300	4,161,412,989
MFS International New Discovery Fund - Class R6	50,991,717	1,670,998,554
MFS Research International Fund - Class R6	289,206,921	4,991,711,456

		$16,681,515,919
Money Market Funds - 0.1%
MFS Institutional Money Market Portfolio, 2.46% (v)	12,614,829	$12,614,829
Total Investment Companies (Identified Cost, $15,497,486,112)		$16,694,130,748

Other Assets, Less Liabilities - 0.1%		12,878,442
Net Assets - 100.0%		$16,707,009,190

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $16,694,130,748.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in affiliated issuers, at value (identified cost, $15,497,486,112)	$16,694,130,748
Receivables for
Fund shares sold	78,812,957
Receivable from investment adviser	583,192
Other assets	26,479
Total assets	$16,773,553,376

Liabilities
Payables for
Investments purchased	$45,226,709
Fund shares reacquired	17,298,929
Payable to affiliates
Shareholder servicing costs	3,027,351
Distribution and service fees	69,658
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	921,527
Total liabilities	$66,544,186
Net assets	$16,707,009,190

Net assets consist of
Paid-in capital	$15,372,811,353
Total distributable earnings (loss)	1,334,197,837
Net assets	$16,707,009,190
Shares of beneficial interest outstanding	886,532,933

11

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,458,586,990	131,401,718	$18.71
Class B	27,434,098	1,482,600	18.50
Class C	472,251,142	25,836,607	18.28
Class I	7,848,997,959	415,127,696	18.91
Class R1	8,625,174	479,459	17.99
Class R2	61,929,414	3,366,855	18.39
Class R3	523,366,637	28,182,694	18.57
Class R4	779,263,573	41,348,942	18.85
Class R6	4,526,554,203	239,306,362	18.92

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $19.85 [100 / 94.25 x $18.71]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$317,675,657
Other	1,734
Total investment income	$317,677,391
Expenses
Distribution and service fees	$12,437,404
Shareholder servicing costs	9,777,656
Administrative services fee	17,500
Independent Trustees’ compensation	104,880
Custodian fee	103,478
Shareholder communications	956,288
Audit and tax fees	41,547
Legal fees	122,620
Miscellaneous	1,430,872
Total expenses	$24,992,245
Reduction of expenses by investment adviser and distributor	(3,297,185)
Net expenses	$21,695,060
Net investment income (loss)	$295,982,331

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(8,933,751)
Capital gain distributions from affiliated issuers	257,963,059
Net realized gain (loss)	$249,029,308
Change in unrealized appreciation or depreciation Affiliated issuers	$(721,445,505)
Net realized and unrealized gain (loss)	$(472,416,197)
Change in net assets from operations	$(176,433,866)

See Notes to Financial Statements

13

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$295,982,331	$123,471,562
Net realized gain (loss)	249,029,308	97,277,014
Net unrealized gain (loss)	(721,445,505)	686,551,994
Change in net assets from operations	$(176,433,866)	$907,300,570
Total distributions to shareholders (a)	$(385,690,225)	$(157,001,812)
Change in net assets from fund share transactions	$5,132,815,691	$3,709,391,940
Total change in net assets	$4,570,691,600	$4,459,690,698

Net assets
At beginning of period	12,136,317,590	7,676,626,892
At end of period (b)	$16,707,009,190	$12,136,317,590

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income were $157,001,812.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included accumulated distributions in excess of net investment income of $6,139,684.

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$19.68	$18.07	$15.59		$16.91	$16.96

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.21	$0.24	(c)	$0.17	$0.26
Net realized and unrealized gain (loss)	(0.85)	1.68	2.54		(1.24)	(0.12)
Total from investment operations	$(0.48)	$1.89	$2.78		$(1.07)	$0.14

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.28)	$(0.30)		$(0.25)	$(0.19)
From net realized gain	(0.12)	—	—		—	—
Total distributions declared to shareholders	$(0.49)	$(0.28)	$(0.30)		$(0.25)	$(0.19)
Net asset value, end of period (x)	$18.71	$19.68	$18.07		$15.59	$16.91
Total return (%) (r)(s)(t)(x)	(2.15)	10.46	18.18	(c)	(6.36)	0.91

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.38	0.37	(c)	0.38	0.38
Expenses after expense reductions (f)(h)	0.34	0.35	0.35	(c)	0.35	0.35
Net investment income (loss) (l)	1.96	1.09	1.51	(c)	1.11	1.57
Portfolio turnover	1	1	3		3	4
Net assets at end of period (000 omitted)	$2,458,587	$2,263,605	$1,804,722		$2,388,830	$2,434,548

See Notes to Financial Statements

15

Financial Highlights – continued

Class B	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$19.43	$17.84	$15.38		$16.75	$16.76

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.07	$0.09	(c)	$0.06	$0.14
Net realized and unrealized gain (loss)	(0.82)	1.66	2.54		(1.25)	(0.11)
Total from investment operations	$(0.60)	$1.73	$2.63		$(1.19)	$0.03

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.14)	$(0.17)		$(0.18)	$(0.04)
From net realized gain	(0.12)	—	—		—	—
Total distributions declared to shareholders	$(0.33)	$(0.14)	$(0.17)		$(0.18)	$(0.04)
Net asset value, end of period (x)	$18.50	$19.43	$17.84		$15.38	$16.75
Total return (%) (r)(s)(t)(x)	(2.93)	9.71	17.27	(c)	(7.09)	0.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.12	1.12	(c)	1.13	1.13
Expenses after expense reductions (f)(h)	1.09	1.10	1.10	(c)	1.10	1.10
Net investment income (loss) (l)	1.20	0.36	0.56	(c)	0.37	0.83
Portfolio turnover	1	1	3		3	4
Net assets at end of period (000 omitted)	$27,434	$34,421	$34,040		$35,760	$47,145

Class C	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$19.20	$17.65	$15.23		$16.60	$16.64

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.07	$0.09	(c)	$0.06	$0.13
Net realized and unrealized gain (loss)	(0.81)	1.64	2.51		(1.23)	(0.10)
Total from investment operations	$(0.59)	$1.71	$2.60		$(1.17)	$0.03

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.16)	$(0.18)		$(0.20)	$(0.07)
From net realized gain	(0.12)	—	—		—	—
Total distributions declared to shareholders	$(0.33)	$(0.16)	$(0.18)		$(0.20)	$(0.07)
Net asset value, end of period (x)	$18.28	$19.20	$17.65		$15.23	$16.60
Total return (%) (r)(s)(t)(x)	(2.87)	9.67	17.28	(c)	(7.07)	0.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.12	1.12	(c)	1.13	1.13
Expenses after expense reductions (f)(h)	1.09	1.10	1.10	(c)	1.10	1.10
Net investment income (loss) (l)	1.21	0.37	0.57	(c)	0.36	0.82
Portfolio turnover	1	1	3		3	4
Net assets at end of period (000 omitted)	$472,251	$517,523	$470,214		$460,869	$502,461

See Notes to Financial Statements

16

Financial Highlights – continued

Class I	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$19.89	$18.25	$15.75		$17.05	$17.10

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.42	$0.30	$0.23	(c)	$0.22	$0.31
Net realized and unrealized gain (loss)	(0.86)	1.66	2.61		(1.26)	(0.13)
Total from investment operations	$(0.44)	$1.96	$2.84		$(1.04)	$0.18

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.32)	$(0.34)		$(0.26)	$(0.23)
From net realized gain	(0.12)	—	—		—	—
Total distributions declared to shareholders	$(0.54)	$(0.32)	$(0.34)		$(0.26)	$(0.23)
Net asset value, end of period (x)	$18.91	$19.89	$18.25		$15.75	$17.05
Total return (%) (r)(s)(t)(x)	(1.91)	10.78	18.42	(c)	(6.09)	1.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.13	0.12	(c)	0.13	0.14
Expenses after expense reductions (f)(h)	0.09	0.10	0.10	(c)	0.10	0.10
Net investment income (loss) (l)	2.21	1.56	1.39	(c)	1.38	1.85
Portfolio turnover	1	1	3		3	4
Net assets at end of period (000 omitted)	$7,848,998	$5,199,628	$4,166,366		$1,036,517	$857,731

Class R1	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$18.93	$17.39	$15.01		$16.36	$16.43

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.06	$0.09	(c)	$0.05	$0.17
Net realized and unrealized gain (loss)	(0.81)	1.63	2.47		(1.21)	(0.15)
Total from investment operations	$(0.59)	$1.69	$2.56		$(1.16)	$0.02

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)	$(0.18)		$(0.19)	$(0.09)
From net realized gain	(0.12)	—	—		—	—
Total distributions declared to shareholders	$(0.35)	$(0.15)	$(0.18)		$(0.19)	$(0.09)
Net asset value, end of period (x)	$17.99	$18.93	$17.39		$15.01	$16.36
Total return (%) (r)(s)(t)(x)	(2.91)	9.70	17.29	(c)	(7.08)	0.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.12	1.12	(c)	1.13	1.14
Expenses after expense reductions (f)(h)	1.09	1.10	1.10	(c)	1.10	1.10
Net investment income (loss) (l)	1.23	0.33	0.58	(c)	0.36	1.06
Portfolio turnover	1	1	3		3	4
Net assets at end of period (000 omitted)	$8,625	$8,912	$8,716		$7,736	$10,347

See Notes to Financial Statements

17

Financial Highlights – continued

Class R2	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$19.34	$17.76	$15.34		$16.66	$16.71

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.16	$0.17	(c)	$0.13	$0.22
Net realized and unrealized gain (loss)	(0.84)	1.65	2.52		(1.22)	(0.12)
Total from investment operations	$(0.51)	$1.81	$2.69		$(1.09)	$0.10

Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.23)	$(0.27)		$(0.23)	$(0.15)
From net realized gain	(0.12)	—	—		—	—
Total distributions declared to shareholders	$(0.44)	$(0.23)	$(0.27)		$(0.23)	$(0.15)
Net asset value, end of period (x)	$18.39	$19.34	$17.76		$15.34	$16.66
Total return (%) (r)(s)(t)(x)	(2.41)	10.20	17.82	(c)	(6.55)	0.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.62	0.62	(c)	0.63	0.63
Expenses after expense reductions (f)(h)	0.59	0.60	0.60	(c)	0.60	0.60
Net investment income (loss) (l)	1.75	0.84	1.07	(c)	0.86	1.36
Portfolio turnover	1	1	3		3	4
Net assets at end of period (000 omitted)	$61,929	$73,998	$72,991		$59,795	$62,242

Class R3	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$19.54	$17.95	$15.49		$16.80	$16.86

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.35	$0.21	$0.21	(c)	$0.17	$0.26
Net realized and unrealized gain (loss)	(0.82)	1.66	2.55		(1.24)	(0.12)
Total from investment operations	$(0.47)	$1.87	$2.76		$(1.07)	$0.14

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.28)	$(0.30)		$(0.24)	$(0.20)
From net realized gain	(0.12)	—	—		—	—
Total distributions declared to shareholders	$(0.50)	$(0.28)	$(0.30)		$(0.24)	$(0.20)
Net asset value, end of period (x)	$18.57	$19.54	$17.95		$15.49	$16.80
Total return (%) (r)(s)(t)(x)	(2.15)	10.44	18.19	(c)	(6.34)	0.89

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.38	0.37	(c)	0.38	0.39
Expenses after expense reductions (f)(h)	0.34	0.35	0.35	(c)	0.35	0.35
Net investment income (loss) (l)	1.86	1.09	1.32	(c)	1.11	1.59
Portfolio turnover	1	1	3		3	4
Net assets at end of period (000 omitted)	$523,367	$391,082	$289,853		$230,042	$246,552

See Notes to Financial Statements

18

Financial Highlights – continued

Class R4	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$19.82	$18.19	$15.70		$17.00	$17.04

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.42	$0.26	$0.26	(c)	$0.20	$0.31
Net realized and unrealized gain (loss)	(0.85)	1.69	2.57		(1.24)	(0.12)
Total from investment operations	$(0.43)	$1.95	$2.83		$(1.04)	$0.19

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.32)	$(0.34)		$(0.26)	$(0.23)
From net realized gain	(0.12)	—	—		—	—
Total distributions declared to shareholders	$(0.54)	$(0.32)	$(0.34)		$(0.26)	$(0.23)
Net asset value, end of period (x)	$18.85	$19.82	$18.19		$15.70	$17.00
Total return (%) (r)(s)(t)(x)	(1.89)	10.75	18.42	(c)	(6.11)	1.23

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.13	0.12	(c)	0.13	0.14
Expenses after expense reductions (f)(h)	0.09	0.10	0.10	(c)	0.10	0.10
Net investment income (loss) (l)	2.22	1.32	1.57	(c)	1.30	1.86
Portfolio turnover	1	1	3		3	4
Net assets at end of period (000 omitted)	$779,264	$948,409	$829,724		$506,597	$467,961

Class R6	Year ended

	5/31/19	5/31/18 (i)
Net asset value, beginning of period	$19.90	$19.09

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.43	$0.02
Net realized and unrealized gain (loss)	(0.85)	1.12
Total from investment operations	$(0.42)	$1.14

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.33)
From net realized gain	(0.12)	—
Total distributions declared to shareholders	$(0.56)	$(0.33)
Net asset value, end of period (x)	$18.92	$19.90
Total return (%) (r)(s)(t)(x)	(1.82)	5.98	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.02	0.03	(a)
Expenses after expense reductions (f)(h)	0.00	0.00	(a)
Net investment income (loss) (l)	2.25	0.13	(a)
Portfolio turnover	1	1	(n)
Net assets at end of period (000 omitted)	$4,526,554	$2,698,739

See Notes to Financial Statements

19

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the international stock funds held by the fund at May 31, 2019 was to seek capital appreciation.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

21

Notes to Financial Statements – continued

Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by

22

Notes to Financial Statements – continued

events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$16,694,130,748	$—	$—	$16,694,130,748

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives

23

Notes to Financial Statements – continued

as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

24

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended

	5/31/19	5/31/18
Ordinary income (including any short-term capital gains)	$298,850,815	$157,001,812
Long-term capital gains	86,839,410	—

Total distributions	$385,690,225	$157,001,812

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$15,578,314,988
Gross appreciation	1,115,815,760
Net unrealized appreciation (depreciation)	$1,115,815,760

Undistributed ordinary income	1,456
Undistributed long-term capital gain	227,388,789
Late year ordinary loss deferral	(9,008,168)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 5/31/19	Year ended 5/31/18	Year ended 5/31/19	Year ended 5/31/18
Class A	$44,962,323	$29,305,942	$14,245,022	$—
Class B	330,507	262,683	189,106	—
Class C	5,545,759	4,475,911	3,059,881	—
Class I	139,487,261	100,725,032	39,196,989	—
Class R1	107,066	68,074	54,448	—
Class R2	1,120,118	886,064	417,148	—
Class R3	8,451,834	5,228,750	2,655,783	—
Class R4	18,569,565	14,831,534	5,266,928	—
Class R6	80,276,383	1,217,822	21,754,104	—
Total	$298,850,816	$157,001,812	$86,839,409	$—

25

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that fund operating expenses do not exceed 0.10% annually of the class’s average daily net assets for each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares and 0.00% annually of the class’s average daily net assets for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2019. For the year ended May 31, 2019, this reduction amounted to $3,287,545, which is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,060,790 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,757,479
Class B	0.75%	0.25%	1.00%	1.00%	305,031
Class C	0.75%	0.25%	1.00%	1.00%	4,870,854
Class R1	0.75%	0.25%	1.00%	1.00%	83,902
Class R2	0.25%	0.25%	0.50%	0.50%	327,008
Class R3	—	0.25%	0.25%	0.25%	1,093,130
Total Distribution and Service Fees					$12,437,404

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

26

Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, this rebate amounted to $8,046, $81, $334, $4, and $1,175 for Class A, Class B, Class C, Class R1, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption wtihin six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2019, were as follows:

Amount
Class A	$83,480
Class B	27,089
Class C	87,773

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $411,763, which equated to 0.0030% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $9,365,893.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0001% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the

27

Notes to Financial Statements – continued

ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this agreement was $23,328 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 29, 2017, MFS purchased 2,619 shares of Class R6 for an aggregate amount of $50,000 as an initial investment in Class R6.

On March 19, 2018, MFS redeemed 3,052 shares of Class I for an aggregate amount of $60,796.

On December 14, 2018, MFS redeemed 2,661 shares of Class R6 for an aggregate amount of $47,602.

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of shares of underlying funds aggregated $4,847,170,375 and $122,057,183, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	37,275,199	$698,858,943	33,970,206	$658,800,763
Class B	147,932	2,762,980	355,987	6,761,597
Class C	6,603,147	120,816,691	9,935,119	187,852,586
Class I	244,579,663	4,604,731,408	176,272,299	3,436,553,582
Class R1	101,380	1,823,421	67,225	1,255,071
Class R2	1,210,082	22,289,152	1,174,268	22,283,002
Class R3	12,690,756	233,325,380	9,234,701	174,968,322
Class R4	13,900,416	260,587,719	15,318,846	298,168,626
Class R6	126,258,985	2,388,942,482	140,721,645	2,851,843,637
	442,767,560	$8,334,138,176	387,050,296	$7,638,487,186

28

Notes to Financial Statements – continued

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,316,888	$55,723,723	1,402,804	$27,494,952
Class B	30,091	501,316	13,009	252,502
Class C	472,709	7,780,783	215,962	4,144,314
Class I	9,169,367	155,512,461	4,611,860	91,268,704
Class R1	9,970	161,514	3,600	68,074
Class R2	62,334	1,030,381	27,927	538,717
Class R3	666,324	11,107,617	268,692	5,228,750
Class R4	1,324,233	22,379,530	706,847	13,939,030
Class R6	5,894,049	99,963,068	61,568	1,217,822
	20,945,965	$354,160,393	7,312,269	$144,152,865
Shares reacquired
Class A	(24,193,272)	$(452,003,567)	(20,256,100)	$(391,191,431)
Class B	(467,270)	(8,681,058)	(504,883)	(9,637,633)
Class C	(8,189,236)	(149,261,516)	(9,838,554)	(186,522,013)
Class I	(100,049,126)	(1,867,595,903)	(147,738,110)	(2,976,418,760)
Class R1	(102,751)	(1,870,354)	(101,167)	(1,864,165)
Class R2	(1,730,887)	(31,842,175)	(1,486,545)	(28,290,772)
Class R3	(5,184,900)	(96,855,612)	(5,644,976)	(107,738,157)
Class R4	(21,718,945)	(409,452,535)	(13,795,666)	(268,655,295)
Class R6	(28,476,598)	(537,920,158)	(5,153,287)	(102,929,885)
	(190,112,985)	$(3,555,482,878)	(204,519,288)	$(4,073,248,111)

Net change
Class A	16,398,815	$302,579,099	15,116,910	$295,104,284
Class B	(289,247)	(5,416,762)	(135,887)	(2,623,534)
Class C	(1,113,380)	(20,664,042)	312,527	5,474,887
Class I	153,699,904	2,892,647,966	33,146,049	551,403,526
Class R1	8,599	114,581	(30,342)	(541,020)
Class R2	(458,471)	(8,522,642)	(284,350)	(5,469,053)
Class R3	8,172,180	147,577,385	3,858,417	72,458,915
Class R4	(6,494,296)	(126,485,286)	2,230,027	43,452,361
Class R6	103,676,436	1,950,985,392	135,629,926	2,750,131,574
	273,600,540	$5,132,815,691	189,843,277	$3,709,391,940

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

29

Notes to Financial Statements – continued

syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $77,558 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Emerging Markets Equity Fund	$1,212,585,045	$657,041,830	$33,433,445	$(2,816,462)	$(135,512,086)	$1,697,864,882
MFS Institutional Money Market Portfolio	18,354,141	534,389,315	540,130,890	1,457	806	12,614,829
MFS International Growth Fund	3,027,231,042	1,260,667,668	17,395,405	1,268,006	(112,243,273)	4,159,528,038
MFS International Intrinsic Value Fund	3,030,071,918	1,180,612,814	27,783,492	(1,081,922)	(20,406,329)	4,161,412,989
MFS International New Discovery Fund	1,213,968,700	607,828,455	18,852,032	(2,711,963)	(129,234,606)	1,670,998,554
MFS Research International Fund	3,627,552,843	1,716,394,305	24,592,808	(3,592,867)	(324,050,017)	4,991,711,456
	$12,129,763,689	$5,956,934,387	$662,188,072	$(8,933,751)	$(721,445,505)	$16,694,130,748

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Emerging Markets Equity Fund	$11,362,600	$—
MFS Institutional Money Market Portfolio	264,019	—
MFS International Growth Fund	56,581,407	71,452,756
MFS International Intrinsic Value Fund	54,181,274	91,489,609
MFS International New Discovery Fund	15,919,790	65,533,936
MFS Research International Fund	179,366,567	29,486,758
	$317,675,657	$257,963,059

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Diversification Fund (the “Fund”), including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2019, by

31

Report of Independent Registered Public Accounting Firm – continued

correspondence with the underlying funds’ transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

32

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Camille Humphries Lee

37

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $129,571,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $270,061,782. The fund intends to pass through foreign tax credits of $25,316,100 for the fiscal year.

38

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

39

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

40

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® International Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

FGF-ANN

MFS® International Growth Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	5.2%
Roche Holding AG	4.2%
SAP AG	3.6%
AIA Group Ltd.	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.2%
LVMH Moet Hennessy Louis Vuitton SE	3.1%
L’Oréal	2.7%
Danone S.A.	2.5%
Canadian National Railway Co.	2.5%
Pernod Ricard S.A.	2.4%

GICS equity sectors (g)
Consumer Staples	21.0%
Information Technology	14.3%
Industrials	14.1%
Health Care	12.9%
Financials	11.9%
Consumer Discretionary	10.3%
Materials	8.5%
Communication Services	3.2%
Energy	1.3%
Utilities	0.5%

Issuer country weightings (x)
France	17.8%
Switzerland	14.3%
United Kingdom	11.6%
Germany	9.6%
Japan	8.3%
United States	7.4%
India	4.5%
China	3.9%
Canada	3.9%
Other Countries	18.7%

Currency exposure weightings (y)
Euro	32.9%
Swiss Franc	14.3%
British Pound Sterling	12.0%
United States Dollar	8.8%
Japanese Yen	8.3%
Hong Kong Dollar	4.5%
Indian Rupee	4.5%
Taiwan Dollar	3.2%
Chinese Renminbi	2.3%
Other Currencies	9.2%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS International Growth Fund (fund) provided a total return of –0.64%, at net asset value. This compares with a return of –5.29% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019, central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks in order to encourage the continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the United States and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by a lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Contributors to Performance

Stock selection in both the information technology and materials sectors lifted performance relative to the MSCI All Country World (ex-US) Growth Index. Within the information technology sector, the fund’s holdings of IT servicing firm Accenture (b), as well as an overweight position in enterprise applications company SAP (Germany), benefited relative returns. Shares of Accenture advanced on the back of better-than-expected orders, expanding operating margins and an improved 2019 guidance from management. Within the materials sector, an overweight position in industrial gas supplier Linde (Germany) supported relative performance.

4

Management Review – continued

An overweight position and security selection within the consumer staples sector also aided relative results. Within this sector, the fund’s overweight positions in global food company Nestle (Switzerland) and cosmetic products company L’Oréal (France) contributed to relative performance. Shares of Nestle rose as the company delivered solid earnings results helped by strong organic sales growth, notably in emerging markets.

Stocks in other sectors that further supported relative returns included overweight positions in pharmaceutical companies Novartis (Switzerland) and Roche Holding (Switzerland), and credit risk services provider Experian (United Kingdom). After announcing plans to spin-off subsidiary Alcon early in the period, shares of Novartis rose as strong sales from its drugs Cosentyx and Entresto translated into solid earnings results over the reporting period. Not holding shares of poor-performing internet company Tencent Holdings (China), and holding shares of banking firm HDFC Bank (b) (India), also helped relative results.

Detractors from Performance

Security selection within both the communication services and financials sectors detracted from relative returns over the reporting period. Within the communication services sector, overweighting shares of internet search provider Baidu (China) hurt relative results. Shares of Baidu declined, notably late in the period, as the company released disappointing earnings results due to weak advertisement sales, and lowered its full-year outlook. Within the financials sector, holding shares of investment management and banking firm UBS (b) (Switzerland) detracted from relative performance. Shares of UBS declined as global financial markets came under pressure, before its correction in the fourth quarter of 2018, and after the company reported weaker-than-expected earnings results, which were hurt by the market downturn and lower investment banking activity.

Other top relative detractors during the reporting period included the fund’s holdings of life sciences company Bayer (b) (Germany) and financial services provider Aeon Financial Service Co. (b) (Japan), as well as overweight positions in drug store operator Sundrug (Japan), international betting and gaming company Flutter Entertainment (Ireland), cable manufacturer Prysmian (Italy), kidney dialysis products maker Fresenius Medical Care (Germany) and household fixture manufacturer Toto (Japan). Lastly, not holding consumer goods producer Unilever (Netherlands) also hindered relative results.

Respectfully,

Portfolio Manager(s)

David Antonelli, Matthew Barrett, and Kevin Dwan

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	(0.64)%	4.70%	8.24%
B	10/24/95	(1.36)%	3.92%	7.43%
C	7/01/96	(1.37)%	3.92%	7.43%
I	1/02/97	(0.39)%	4.96%	8.51%
R1	10/01/08	(1.39)%	3.92%	7.42%
R2	10/01/08	(0.89)%	4.44%	7.96%
R3	10/01/08	(0.63)%	4.70%	8.24%
R4	10/01/08	(0.40)%	4.96%	8.50%
R6	5/01/06	(0.31)%	5.07%	8.55%

Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)		(5.29)%	2.96%	6.81%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.35)%	3.47%	7.60%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.20)%	3.57%	7.43%
C With CDSC (1% for 12 months) (v)		(2.33)%	3.92%	7.43%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Growth Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	1.08%	$1,000.00	$1,059.94	$5.55
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
B	Actual	1.83%	$1,000.00	$1,055.97	$9.38
	Hypothetical (h)	1.83%	$1,000.00	$1,015.81	$9.20
C	Actual	1.83%	$1,000.00	$1,055.74	$9.38
	Hypothetical (h)	1.83%	$1,000.00	$1,015.81	$9.20
I	Actual	0.83%	$1,000.00	$1,061.08	$4.27
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
R1	Actual	1.83%	$1,000.00	$1,055.88	$9.38
	Hypothetical (h)	1.83%	$1,000.00	$1,015.81	$9.20
R2	Actual	1.33%	$1,000.00	$1,058.78	$6.83
	Hypothetical (h)	1.33%	$1,000.00	$1,018.30	$6.69
R3	Actual	1.08%	$1,000.00	$1,059.83	$5.55
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R4	Actual	0.83%	$1,000.00	$1,061.02	$4.26
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
R6	Actual	0.76%	$1,000.00	$1,061.37	$3.91
	Hypothetical (h)	0.76%	$1,000.00	$1,021.14	$3.83

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%

Issuer	Shares/Par	Value ($)
Aerospace - 1.5%
Rolls-Royce Holdings PLC	11,612,029	$126,435,649

Airlines - 0.3%
Japan Airport Terminal Co. Ltd.	609,000	$23,091,316

Alcoholic Beverages - 5.7%
Ambev S.A., ADR	9,932,974	$44,400,394
China Resources Beer Holdings Co. Ltd.	9,466,000	41,282,519
Diageo PLC	4,866,376	204,595,211
Pernod Ricard S.A.	1,195,278	210,261,640

		$500,539,764
Apparel Manufacturers - 5.0%
Burberry Group PLC	2,541,072	$54,544,955
Kering S.A.	203,544	105,729,906
LVMH Moet Hennessy Louis Vuitton SE	720,880	273,132,567

		$433,407,428
Broadcasting - 0.8%
WPP PLC	5,714,981	$68,122,918

Business Services - 6.3%
Accenture PLC, “A”	801,330	$142,692,833
Brenntag AG	1,330,360	61,796,677
Compass Group PLC	3,674,618	83,180,088
Experian PLC	4,747,844	143,503,386
Infosys Technologies Ltd., ADR	6,786,038	71,049,818
Intertek Group PLC	733,078	49,158,333

		$551,381,135
Computer Software - 4.4%
OBIC Co. Ltd.	589,400	$70,763,463
SAP AG	2,557,098	315,987,761

		$386,751,224
Computer Software - Systems - 3.5%
Amadeus IT Group S.A.	1,176,299	$89,639,527
Hitachi Ltd.	4,158,200	140,102,781
NICE Systems Ltd., ADR (a)	559,492	78,244,956

		$307,987,264

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 0.7%
Toto Ltd.	1,707,000	$63,506,839

Consumer Products - 5.6%
Kao Corp.	922,700	$71,741,455
L’Oréal	878,614	235,963,073
Reckitt Benckiser Group PLC	2,300,340	184,612,796

		$492,317,324
Consumer Services - 0.4%
51job, Inc., ADR (a)	504,899	$35,519,645

Containers - 0.6%
Brambles Ltd.	5,636,240	$47,182,079

Electrical Equipment - 3.7%
Legrand S.A.	662,476	$44,508,713
Mettler-Toledo International, Inc. (a)	82,374	59,563,816
Prysmian S.p.A.	2,908,476	48,510,612
Schneider Electric S.A.	2,189,588	172,702,985

		$325,286,126
Electronics - 3.9%
Mellanox Technologies Ltd. (a)	593,155	$65,116,556
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,237,367	277,553,024

		$342,669,580
Energy - Independent - 1.3%
Caltex Australia Ltd.	1,770,412	$32,324,436
Oil Search Ltd.	16,797,626	81,889,651

		$114,214,087
Food & Beverages - 7.7%
Danone S.A.	2,733,568	$218,041,698
Nestle S.A.	4,555,016	452,392,543

		$670,434,241
Food & Drug Stores - 0.1%
Sundrug Co. Ltd.	282,200	$7,088,529

Gaming & Lodging - 0.4%
Flutter Entertainment PLC	501,821	$35,755,827

Insurance - 3.5%
AIA Group Ltd.	32,790,800	$307,196,857

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 2.7%
Alibaba Group Holding Ltd., ADR (a)	360,386	$53,791,215
Baidu, Inc., ADR (a)	1,007,133	110,784,630
NAVER Corp.	761,302	71,086,503

		$235,662,348
Leisure & Toys - 0.7%
BANDAI NAMCO Holdings, Inc.	1,176,500	$57,775,612

Machinery & Tools - 1.8%
GEA Group AG	2,539,405	$69,345,199
Ritchie Bros. Auctioneers, Inc.	2,673,814	89,219,452

		$158,564,651
Major Banks - 1.2%
UBS AG	8,941,441	$102,864,364

Medical & Health Technology & Services - 1.5%
Alcon, Inc. (a)	453,271	$26,361,019
Fresenius Medical Care AG & Co. KGaA	1,447,840	105,587,420

		$131,948,439
Medical Equipment - 3.9%
EssilorLuxottica	1,403,475	$160,976,347
QIAGEN N.V. (a)	1,960,121	74,801,827
Terumo Corp.	3,648,300	103,132,023

		$338,910,197
Metals & Mining - 0.3%
Grupo Mexico S.A.B. de C.V., “B”	10,011,276	$24,983,813

Natural Gas - Distribution - 0.5%
China Resources Gas Group Ltd.	9,628,000	$46,116,346

Other Banks & Diversified Financials - 7.2%
Aeon Financial Service Co. Ltd.	3,857,200	$61,551,062
Credicorp Ltd.	264,366	59,165,111
DBS Group Holdings Ltd.	6,866,000	121,405,795
Element Fleet Management Corp.	4,463,987	32,300,823
Grupo Financiero Banorte S.A. de C.V.	14,547,897	79,120,369
Grupo Financiero Inbursa S.A. de C.V.	3,278,941	4,349,893
HDFC Bank Ltd.	5,822,788	202,844,977
Julius Baer Group Ltd.	1,186,898	46,892,521
Komercni Banka A.S.	645,166	24,351,255

		$631,981,806

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 8.7%
Bayer AG	2,143,877	$126,505,592
Novartis AG	2,266,356	194,889,639
Novo Nordisk A.S., “B”	1,530,895	72,155,486
Roche Holding AG	1,389,379	364,602,590

		$758,153,307
Railroad & Shipping - 2.9%
Adani Ports and Special Economic Zone Ltd.	6,662,338	$39,806,971
Canadian National Railway Co.	2,440,565	216,209,653

		$256,016,624
Restaurants - 0.6%
Yum China Holdings, Inc.	1,319,780	$52,804,398

Specialty Chemicals - 8.2%
Akzo Nobel N.V.	1,591,765	$134,080,782
Croda International PLC	1,288,515	82,695,922
Kansai Paint Co. Ltd.	653,300	12,298,850
L’Air Liquide S.A.	1,074,506	133,617,726
Linde PLC	1,133,290	205,480,700
Sika AG	405,756	60,228,320
Symrise AG	928,512	86,986,897

		$715,389,197
Specialty Stores - 0.2%
Just Eat PLC (a)	2,224,136	$16,873,842

Telecommunications - Wireless - 0.3%
SoftBank Corp.	312,500	$29,321,577

Tobacco - 1.9%
ITC Ltd.	20,113,078	$80,259,869
Japan Tobacco, Inc.	3,746,400	85,925,674

		$166,185,543
Total Common Stocks (Identified Cost, $7,257,349,174)		$8,562,439,896

Preferred Stocks - 0.0%
Aerospace - 0.0%
Rolls-Royce Holdings PLC (a) (Identified Cost, $1,007,875)	781,117,079	$987,527

15

Portfolio of Investments – continued

Investment Companies (h) - 1.4%

Issuer	Shares/Par	Value ($)
Money Market Funds - 1.4%
MFS Institutional Money Market Portfolio, 2.46% (v) (Identified Cost, $119,875,803)	119,890,323	$119,890,323

Other Assets, Less Liabilities - 0.6%		49,032,430
Net Assets - 100.0%		$8,732,350,176

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $119,890,323 and $8,563,427,423, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $7,258,357,049)	$8,563,427,423
Investments in affiliated issuers, at value (identified cost, $119,875,803)	119,890,323
Foreign currency, at value (identified cost, $10,127,864)	10,161,789
Receivables for
Investments sold	10,110,316
Fund shares sold	43,586,638
Dividends	29,615,168
Other assets	14,125
Total assets	$8,776,805,782

Liabilities
Payable to custodian	$2,344,662
Payables for
Investments purchased	31,559,186
Fund shares reacquired	5,390,464
Payable to affiliates
Investment adviser	339,587
Shareholder servicing costs	594,278
Distribution and service fees	9,310
Payable for independent Trustees’ compensation	13
Deferred country tax expense payable	3,258,182
Accrued expenses and other liabilities	959,924
Total liabilities	$44,455,606
Net assets	$8,732,350,176

Net assets consist of
Paid-in capital	$7,317,398,501
Total distributable earnings (loss)	1,414,951,675
Net assets	$8,732,350,176
Shares of beneficial interest outstanding	260,126,345

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$402,964,302	12,300,863	$32.76
Class B	4,598,554	149,957	30.67
Class C	42,015,283	1,411,851	29.76
Class I	1,974,108,533	53,916,998	36.61
Class R1	4,266,090	146,487	29.12
Class R2	18,889,756	631,447	29.92
Class R3	59,575,356	1,832,582	32.51
Class R4	209,454,173	6,379,813	32.83
Class R6	6,016,478,129	183,356,347	32.81

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $34.76 [100 / 94.25 x $32.76]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$193,121,265
Dividends from affiliated issuers	2,102,280
Income on securities loaned	719,225
Interest	6,033
Other	932
Foreign taxes withheld	(18,676,262)
Total investment income	$177,273,473
Expenses
Management fee	$52,509,226
Distribution and service fees	1,615,153
Shareholder servicing costs	2,017,612
Administrative services fee	592,661
Independent Trustees’ compensation	85,215
Custodian fee	1,203,716
Shareholder communications	172,195
Audit and tax fees	98,142
Legal fees	61,540
Miscellaneous	725,429
Total expenses	$59,080,889
Reduction of expenses by investment adviser and distributor	(710,042)
Net expenses	$58,370,847
Net investment income (loss)	$118,902,626

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$200,112,172
Affiliated issuers	1,423
Foreign currency	(614,260)
Net realized gain (loss)	$199,499,335
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $2,512,146 increase in deferred country tax)	$(289,284,676)
Affiliated issuers	8,848
Translation of assets and liabilities in foreign currencies	21,194
Net unrealized gain (loss)	$(289,254,634)
Net realized and unrealized gain (loss)	$(89,755,299)
Change in net assets from operations	$29,147,327

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$118,902,626	$79,139,535
Net realized gain (loss)	199,499,335	205,538,157
Net unrealized gain (loss)	(289,254,634)	355,458,416
Change in net assets from operations	$29,147,327	$640,136,108
Total distributions to shareholders (a)	$(256,363,860)	$(136,303,082)
Change in net assets from fund share transactions	$2,605,537,537	$1,094,009,170
Total change in net assets	$2,378,321,004	$1,597,842,196

Net assets
At beginning of period	6,354,029,172	4,756,186,976
At end of period (b)	$8,732,350,176	$6,354,029,172

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income and from net realized gain were $52,501,055 and $83,802,027, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included undistributed net investment income of $69,286,971.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$34.20	$31.09	$26.46		$28.28	$28.86

Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.37	$0.14	(c)	$0.27	$0.34
Net realized and unrealized gain (loss)	(0.73)	3.50	4.75		(1.81)	(0.33)
Total from investment operations	$(0.31)	$3.87	$4.89		$(1.54)	$0.01

Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.23)	$(0.26)		$(0.26)	$(0.34)
From net realized gain	(0.84)	(0.53)	—		(0.02)	(0.25)
Total distributions declared to shareholders	$(1.13)	$(0.76)	$(0.26)		$(0.28)	$(0.59)
Net asset value, end of period (x)	$32.76	$34.20	$31.09		$26.46	$28.28
Total return (%) (r)(s)(t)(x)	(0.64)	12.53	18.69	(c)	(5.44)	0.26

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.15	1.18	(c)	1.21	1.20
Expenses after expense reductions (f)	1.09	1.14	1.17	(c)	1.20	1.19
Net investment income (loss)	1.28	1.12	0.51	(c)	1.04	1.23
Portfolio turnover	17	12	21		20	38
Net assets at end of period (000 omitted)	$402,964	$360,401	$319,266		$585,089	$576,218

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	5/31/19	5/31/18		5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$32.01	$29.15		$24.82		$26.64	$27.18

Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07		$(0.01	)(c)	$0.05	$0.11
Net realized and unrealized gain (loss)	(0.61)	3.32		4.41		(1.68)	(0.28)
Total from investment operations	$(0.50)	$3.39		$4.40		$(1.63)	$(0.17)

Less distributions declared to shareholders
From net investment income	$—	$(0.00	)(w)	$(0.07)		$(0.17)	$(0.12)
From net realized gain	(0.84)	(0.53)		—		(0.02)	(0.25)
Total distributions declared to shareholders	$(0.84)	$(0.53)		$(0.07)		$(0.19)	$(0.37)
Net asset value, end of period (x)	$30.67	$32.01		$29.15		$24.82	$26.64
Total return (%) (r)(s)(t)(x)	(1.36)	11.68		17.79	(c)	(6.12)	(0.51)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.90		1.93	(c)	1.96	1.94
Expenses after expense reductions (f)	1.84	1.89		1.92	(c)	1.95	1.94
Net investment income (loss)	0.35	0.23		(0.02	)(c)	0.21	0.41
Portfolio turnover	17	12		21		20	38
Net assets at end of period (000 omitted)	$4,599	$6,537		$7,799		$8,792	$10,539

Class C	Year ended

	5/31/19	5/31/18		5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$31.15	$28.43		$24.22		$26.03	$26.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.09		$0.00	(c)(w)	$0.06	$0.11
Net realized and unrealized gain (loss)	(0.64)	3.21		4.30		(1.67)	(0.27)
Total from investment operations	$(0.50)	$3.30		$4.30		$(1.61)	$(0.16)

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.05)		$(0.09)		$(0.18)	$(0.15)
From net realized gain	(0.84)	(0.53)		—		(0.02)	(0.25)
Total distributions declared to shareholders	$(0.89)	$(0.58)		$(0.09)		$(0.20)	$(0.40)
Net asset value, end of period (x)	$29.76	$31.15		$28.43		$24.22	$26.03
Total return (%) (r)(s)(t)(x)	(1.37)	11.67		17.81	(c)	(6.17)	(0.46)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.90		1.93	(c)	1.96	1.94
Expenses after expense reductions (f)	1.84	1.89		1.92	(c)	1.95	1.94
Net investment income (loss)	0.48	0.30		0.01	(c)	0.25	0.43
Portfolio turnover	17	12		21		20	38
Net assets at end of period (000 omitted)	$42,015	$42,981		$38,985		$40,163	$42,137

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$38.08	$34.52	$29.36		$31.29	$31.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.60	$0.50	$0.34	(c)	$0.37	$0.43
Net realized and unrealized gain (loss)	(0.86)	3.90	5.16		(2.00)	(0.33)
Total from investment operations	$(0.26)	$4.40	$5.50		$(1.63)	$0.10

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.31)	$(0.34)		$(0.28)	$(0.40)
From net realized gain	(0.84)	(0.53)	—		(0.02)	(0.25)
Total distributions declared to shareholders	$(1.21)	$(0.84)	$(0.34)		$(0.30)	$(0.65)
Net asset value, end of period (x)	$36.61	$38.08	$34.52		$29.36	$31.29
Total return (%) (r)(s)(t)(x)	(0.41)	12.84	18.97	(c)	(5.19)	0.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.90	0.93	(c)	0.96	0.94
Expenses after expense reductions (f)	0.84	0.89	0.92	(c)	0.95	0.94
Net investment income (loss)	1.63	1.35	1.12	(c)	1.27	1.40
Portfolio turnover	17	12	21		20	38
Net assets at end of period (000 omitted)	$1,974,109	$1,371,442	$1,497,306		$1,174,202	$1,233,915

Class R1	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$30.57	$27.93	$23.87		$25.65	$26.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.14	$0.02	(c)	$0.10	$0.10
Net realized and unrealized gain (loss)	(0.68)	3.11	4.19		(1.67)	(0.27)
Total from investment operations	$(0.50)	$3.25	$4.21		$(1.57)	$(0.17)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.08)	$(0.15)		$(0.19)	$(0.18)
From net realized gain	(0.84)	(0.53)	—		(0.02)	(0.25)
Total distributions declared to shareholders	$(0.95)	$(0.61)	$(0.15)		$(0.21)	$(0.43)
Net asset value, end of period (x)	$29.12	$30.57	$27.93		$23.87	$25.65
Total return (%) (r)(s)(t)(x)	(1.39)	11.69	17.77	(c)	(6.12)	(0.49)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.90	1.93	(c)	1.96	1.95
Expenses after expense reductions (f)	1.84	1.89	1.92	(c)	1.95	1.94
Net investment income (loss)	0.61	0.47	0.08	(c)	0.41	0.40
Portfolio turnover	17	12	21		20	38
Net assets at end of period (000 omitted)	$4,266	$3,663	$2,496		$1,587	$1,321

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$31.31	$28.54	$24.32		$26.05	$26.62

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.25	$0.14	(c)	$0.17	$0.24
Net realized and unrealized gain (loss)	(0.64)	3.23	4.29		(1.66)	(0.29)
Total from investment operations	$(0.36)	$3.48	$4.43		$(1.49)	$(0.05)

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.21)		$(0.22)	$(0.27)
From net realized gain	(0.84)	(0.53)	—		(0.02)	(0.25)
Total distributions declared to shareholders	$(1.03)	$(0.71)	$(0.21)		$(0.24)	$(0.52)
Net asset value, end of period (x)	$29.92	$31.31	$28.54		$24.32	$26.05
Total return (%) (r)(s)(t)(x)	(0.89)	12.27	18.39	(c)	(5.69)	0.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.40	1.43	(c)	1.46	1.44
Expenses after expense reductions (f)	1.34	1.39	1.42	(c)	1.45	1.44
Net investment income (loss)	0.92	0.83	0.56	(c)	0.70	0.93
Portfolio turnover	17	12	21		20	38
Net assets at end of period (000 omitted)	$18,890	$23,650	$22,245		$21,051	$26,387

Class R3	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$33.96	$30.89	$26.29		$28.07	$28.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.36	$0.20	(c)	$0.18	$0.32
Net realized and unrealized gain (loss)	(0.79)	3.48	4.66		(1.71)	(0.30)
Total from investment operations	$(0.31)	$3.84	$4.86		$(1.53)	$0.02

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.24)	$(0.26)		$(0.23)	$(0.33)
From net realized gain	(0.84)	(0.53)	—		(0.02)	(0.25)
Total distributions declared to shareholders	$(1.14)	$(0.77)	$(0.26)		$(0.25)	$(0.58)
Net asset value, end of period (x)	$32.51	$33.96	$30.89		$26.29	$28.07
Total return (%) (r)(s)(t)(x)	(0.63)	12.52	18.67	(c)	(5.43)	0.27

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.15	1.18	(c)	1.21	1.19
Expenses after expense reductions (f)	1.09	1.14	1.17	(c)	1.20	1.19
Net investment income (loss)	1.47	1.09	0.72	(c)	0.69	1.17
Portfolio turnover	17	12	21		20	38
Net assets at end of period (000 omitted)	$59,575	$30,465	$26,234		$27,198	$68,514

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$34.28	$31.17	$26.52		$28.30	$28.87

Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.45	$0.26	(c)	$0.32	$0.42
Net realized and unrealized gain (loss)	(0.76)	3.52	4.71		(1.80)	(0.34)
Total from investment operations	$(0.23)	$3.97	$4.97		$(1.48)	$0.08

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.33)	$(0.32)		$(0.28)	$(0.40)
From net realized gain	(0.84)	(0.53)	—		(0.02)	(0.25)
Total distributions declared to shareholders	$(1.22)	$(0.86)	$(0.32)		$(0.30)	$(0.65)
Net asset value, end of period (x)	$32.83	$34.28	$31.17		$26.52	$28.30
Total return (%) (r)(s)(t)(x)	(0.40)	12.81	18.97	(c)	(5.20)	0.52

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.90	0.93	(c)	0.96	0.94
Expenses after expense reductions (f)	0.84	0.89	0.92	(c)	0.95	0.94
Net investment income (loss)	1.60	1.36	0.97	(c)	1.22	1.51
Portfolio turnover	17	12	21		20	38
Net assets at end of period (000 omitted)	$209,454	$167,066	$124,580		$231,275	$281,024

Class R6	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$34.27	$31.15	$26.54		$28.29	$28.87

Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	$0.51	$0.34	(c)	$0.37	$0.43
Net realized and unrealized gain (loss)	(0.78)	3.49	4.65		(1.81)	(0.33)
Total from investment operations	$(0.22)	$4.00	$4.99		$(1.44)	$0.10

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.35)	$(0.38)		$(0.29)	$(0.43)
From net realized gain	(0.84)	(0.53)	—		(0.02)	(0.25)
Total distributions declared to shareholders	$(1.24)	$(0.88)	$(0.38)		$(0.31)	$(0.68)
Net asset value, end of period (x)	$32.81	$34.27	$31.15		$26.54	$28.29
Total return (%) (r)(s)(t)(x)	(0.34)	12.95	19.08	(c)	(5.05)	0.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.80	0.82	(c)	0.83	0.83
Expenses after expense reductions (f)	0.76	0.79	0.81	(c)	0.82	0.83
Net investment income (loss)	1.69	1.53	1.22	(c)	1.41	1.56
Portfolio turnover	17	12	21		20	38
Net assets at end of period (000 omitted)	$6,016,478	$4,347,824	$2,717,276		$1,973,418	$1,968,676

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing

27

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

28

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$498,513,484	$1,056,421,171	$—	$1,554,934,655
Switzerland	221,250,659	1,026,980,338	—	1,248,230,997
United Kingdom	472,388,095	542,322,531	—	1,014,710,626
Germany	455,678,414	385,332,961	—	841,011,375
Japan	7,088,529	719,210,651	—	726,299,180
United States	472,853,905	—	—	472,853,905
India	110,856,789	283,104,847	—	393,961,636
China	299,016,233	41,282,519	—	340,298,752
Canada	337,729,929	—	—	337,729,929
Other Countries	762,085,220	871,311,148	—	1,633,396,368
Mutual Funds	119,890,323	—	—	119,890,323
Total	$3,757,351,580	$4,925,966,166	$—	$8,683,317,746

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required

29

Notes to Financial Statements – continued

collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

30

Notes to Financial Statements – continued

applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/19	Year ended 5/31/18
Ordinary income (including any short-term capital gains)	$111,362,405	$77,302,229
Long-term capital gains	145,001,455	59,000,853
Total distributions	$256,363,860	$136,303,082

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$7,425,366,309
Gross appreciation	1,688,004,957

Gross depreciation	(430,053,520)
Net unrealized appreciation (depreciation)	$1,257,951,437

Undistributed ordinary income	117,201,444
Undistributed long-term capital gain	40,626,431
Other temporary differences	(827,637)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 5/31/19	Year ended 5/31/18	Year ended 5/31/19	Year ended 5/31/18
Class A	$3,149,155	$2,239,944	$9,062,819	$5,113,832
Class B	—	317	143,810	125,494
Class C	74,083	76,074	1,141,539	774,071
Class I	16,337,330	10,325,750	36,562,673	17,440,113
Class R1	14,931	8,014	110,517	53,561
Class R2	118,037	133,567	515,143	395,121
Class R3	323,512	205,573	893,284	446,161
Class R4	1,990,493	1,491,266	4,447,093	2,428,768
Class R6	58,994,001	38,020,550	122,485,440	57,024,906
Total	$81,001,542	$52,501,055	$175,362,318	$83,802,027

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2019, this management fee reduction amounted to $706,308, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $131,539 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$915,677
Class B	0.75%	0.25%	1.00%	1.00%	54,572
Class C	0.75%	0.25%	1.00%	1.00%	416,751
Class R1	0.75%	0.25%	1.00%	1.00%	38,055
Class R2	0.25%	0.25%	0.50%	0.50%	99,128
Class R3	—	0.25%	0.25%	0.25%	90,970
Total Distribution and Service Fees					$1,615,153

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, this rebate amounted to $3,537, $31, and $166 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2019, were as follows:

Amount
Class A	$11,123
Class B	4,267
Class C	4,444

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $112,827, which equated to 0.0016% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,904,785.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

33

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0082% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $1,005 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2019.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this agreement was $12,088 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $40,334,689 and $5,765,850, respectively. The sales transactions resulted in net realized gains (losses) of $(441,181).

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $3,655,352,657 and $1,211,420,141, respectively.

34

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	3,811,189	$124,288,708	3,043,100	$101,335,570
Class B	10,263	317,167	21,685	675,524
Class C	394,651	11,619,008	405,400	12,268,366
Class I	26,140,472	947,472,325	10,808,888	398,743,612
Class R1	85,066	2,526,994	53,903	1,612,884
Class R2	148,136	4,418,593	206,750	6,299,345
Class R3	1,521,262	49,777,985	436,448	14,278,342
Class R4	2,622,234	85,022,441	1,810,487	60,607,479
Class R6	58,542,671	1,905,536,796	42,872,171	1,417,212,971
	93,275,944	$3,130,980,017	59,658,832	$2,013,034,093

Shares issued to shareholders in reinvestment of distributions
Class A	369,629	$11,199,745	203,134	$6,731,877
Class B	4,983	141,879	3,920	122,038
Class C	40,123	1,108,204	25,702	778,499
Class I	1,355,581	45,859,310	696,733	25,674,613
Class R1	4,641	125,448	2,071	61,575
Class R2	20,850	577,746	15,149	460,085
Class R3	40,465	1,216,796	19,804	651,734
Class R4	157,327	4,773,308	102,635	3,405,424
Class R6	5,869,167	177,894,461	2,810,722	93,175,447
	7,862,766	$242,896,897	3,879,870	$131,061,292

Shares reacquired
Class A	(2,417,847)	$(78,641,496)	(2,977,645)	$(98,524,548)
Class B	(69,496)	(2,138,066)	(88,954)	(2,761,678)
Class C	(402,624)	(11,997,231)	(422,838)	(12,863,371)
Class I	(9,596,712)	(343,497,745)	(18,858,491)	(679,954,253)
Class R1	(63,038)	(1,865,197)	(25,528)	(760,116)
Class R2	(292,976)	(8,893,812)	(245,880)	(7,458,161)
Class R3	(626,119)	(19,896,671)	(408,521)	(13,309,756)
Class R4	(1,273,363)	(41,839,130)	(1,036,447)	(34,739,277)
Class R6	(7,942,275)	(259,570,029)	(6,025,874)	(199,715,055)
	(22,684,450)	$(768,339,377)	(30,090,178)	$(1,050,086,215)

35

Notes to Financial Statements – continued

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	1,762,971	$56,846,957	268,589	$9,542,899
Class B	(54,250)	(1,679,020)	(63,349)	(1,964,116)
Class C	32,150	729,981	8,264	183,494
Class I	17,899,341	649,833,890	(7,352,870)	(255,536,028)
Class R1	26,669	787,245	30,446	914,343
Class R2	(123,990)	(3,897,473)	(23,981)	(698,731)
Class R3	935,608	31,098,110	47,731	1,620,320
Class R4	1,506,198	47,956,619	876,675	29,273,626
Class R6	56,469,563	1,823,861,228	39,657,019	1,310,673,363
	78,454,260	$2,605,537,537	33,448,524	$1,094,009,170

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 48%, 3%, 2% and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $40,122 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

36

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$70,319,009	$1,787,590,826	$1,738,029,783	$1,423	$8,848	$119,890,323

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,102,280	$—

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International Growth Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the “Fund”) (one of the funds constituting the MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust X) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

38

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2019

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
David Antonelli Matthew Barrett Kevin Dwan

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $168,177,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $188,198,767. The fund intends to pass through foreign tax credits of $18,346,790 for the fiscal year.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® International Intrinsic Value Fund

(Formerly MFS® International Value Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

FGI-ANN

MFS® International Intrinsic Value Fund

(formerly MFS® International Value Fund)

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	5.2%
Givaudan S.A.	3.3%
Cadence Design Systems, Inc.	3.3%
Pernod Ricard S.A.	2.7%
Diageo PLC	2.7%
Reckitt Benckiser Group PLC	2.3%
Kao Corp.	2.3%
Amadeus IT Group S.A.	2.2%
Colgate-Palmolive Co.	2.2%
Henkel AG & Co. KGaA	2.2%

GICS equity sectors (g)
Consumer Staples	30.8%
Information Technology	23.2%
Industrials	17.5%
Materials	5.9%
Real Estate	5.3%
Financials	4.1%
Health Care	4.0%
Consumer Discretionary	3.4%
Communication Services	0.7%
Energy	0.3%

Issuer country weightings (x)
Japan	19.2%
United States	16.4%
United Kingdom	14.1%
France	12.8%
Switzerland	12.8%
Germany	12.3%
Spain	2.2%
Taiwan	1.9%
Ireland	1.8%
Other Countries	6.5%

Currency exposure weightings (y)
Euro	31.5%
United States Dollar	21.2%
Japanese Yen	14.9%
British Pound Sterling	13.6%
Swiss Franc	12.8%
Taiwan Dollar	1.9%
Canadian Dollar	1.7%
South Korean Won	0.7%
Australian Dollar	0.7%
Other Currencies	1.0%

2

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2019, Class A shares of the MFS International Intrinsic Value Fund (fund) provided a total return of 2.27%, at net asset value. This compares with a return of –8.23% for the fund’s benchmark, the MSCI EAFE Value Index (net div).

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019, central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks in order to encourage the continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the United States and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by a lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Contributors to Performance

Stock selection in the consumer staples, materials and industrials sectors positively impacted performance relative to the MSCI EAFE Value Index during the reporting period. Within the consumer staples sector, the fund’s overweight position in global food company Nestle (Switzerland), as well as the fund’s holdings of premium drinks distributer Diageo (b) (United Kingdom) and global consumer products company Colgate-Palmolive (b), lifted relative returns. Shares of Nestle rose as the company delivered solid earnings results helped by strong organic sales growth, notably in emerging markets. Within the materials sector, the fund’s holdings of fragrance and

4

Management Review – continued

flavor products manufacturer Givaudan (b) (Switzerland) supported relative results on the back of solid corporate earnings results. Within the industrials sector, the fund’s holdings of news and financial markets information publisher Thomson Reuters (b) and steam systems developer Spirax Sarco Engineering (b) (United Kingdom) strengthened relative performance.

An overweight position and security selection within the information technology sector also benefited relative performance. Within this sector, the fund’s holdings of integrated circuits and electronic devices developer Cadence Design Systems (b) and system services provider OBIC Co. (b) (Japan) helped relative returns. Shares of Cadence Design Systems outperformed the benchmark due to better-than-expected hardware sales and improving operating margins.

Stocks in other sectors that further supported relative performance included the fund’s underweight position in life sciences company Bayer (Germany).

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash benefited performance versus the benchmark, which has no cash position.

Detractors from Performance

Not holding any positions in the strong-performing utilities sector weakened relative performance over the reporting period. Notably, not holding shares of benchmark constituent and electric utility company Iberdrola (Spain) hurt relative returns. A recovery in demand for hydroelectricity helped Iberdrola deliver solid earnings results and appeared to have lifted investor sentiment.

Security selection and, to a lesser extent, an underweight position in the health care sector were additional factors that weighed on relative performance. Within this sector, not holding pharmaceutical companies Novartis (Switzerland) and Sanofi (France) dampened relative results as shares of both companies outperformed the benchmark over the reporting period. After announcing plans to spin-off subsidiary Alcon early in the period, shares of Novartis rose as strong sales from its drugs Cosentyx and Entresto translated into solid earnings results over the reporting period.

Elsewhere, the fund’s overweight position in chemical products company Henkel (Germany), and holdings of semiconductor and system solutions provider Infineon Technologies (b) (Germany), oil and gas reservoir services company Core Laboratories (b) and discount airline operator Ryanair Holdings (b) (Ireland), hindered relative returns. Additionally, not holding strong-performing mining operator Rio Tinto (Australia), financial solutions provider Allianz (Germany) and diversified Australian bank Commonwealth Bank of Australia further detracted from relative results.

Respectfully,

Portfolio Manager(s)

Pablo de la Mata and Benjamin Stone

(b)	Security is not a benchmark constituent.

5

Management Review – continued

Note to Shareholders: Effective June 1, 2019, the fund’s name changed from MFS International Value Fund to MFS International Intrinsic Value Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	2.27%	6.64%	10.48%
B	10/24/95	1.53%	5.84%	9.66%
C	7/01/96	1.51%	5.84%	9.66%
I	1/02/97	2.53%	6.91%	10.76%
R1	10/01/08	1.52%	5.84%	9.66%
R2	10/01/08	2.02%	6.37%	10.21%
R3	10/01/08	2.28%	6.64%	10.49%
R4	10/01/08	2.54%	6.91%	10.76%
R6	5/01/06	2.64%	7.01%	10.80%

Comparative benchmark(s)
MSCI EAFE Value Index (net div) (f)		(8.23)%	(0.75)%	4.85%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(3.61)%	5.38%	9.83%
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.39)%	5.52%	9.66%
C With CDSC (1% for 12 months) (v)		0.53%	5.84%	9.66%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.97%	$1,000.00	$1,067.70	$5.00
	Hypothetical (h)	0.97%	$1,000.00	$1,020.09	$4.89
B	Actual	1.72%	$1,000.00	$1,063.76	$8.85
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65
C	Actual	1.72%	$1,000.00	$1,063.71	$8.85
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65
I	Actual	0.72%	$1,000.00	$1,069.01	$3.71
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
R1	Actual	1.72%	$1,000.00	$1,063.82	$8.85
	Hypothetical (h)	1.72%	$1,000.00	$1,016.36	$8.65
R2	Actual	1.22%	$1,000.00	$1,066.13	$6.28
	Hypothetical (h)	1.22%	$1,000.00	$1,018.85	$6.14
R3	Actual	0.97%	$1,000.00	$1,067.63	$5.00
	Hypothetical (h)	0.97%	$1,000.00	$1,020.09	$4.89
R4	Actual	0.72%	$1,000.00	$1,069.09	$3.71
	Hypothetical (h)	0.72%	$1,000.00	$1,021.34	$3.63
R6	Actual	0.63%	$1,000.00	$1,069.55	$3.25
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

11

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 93.0%

Issuer	Shares/Par	Value ($)
Airlines - 0.5%
Ryanair Holdings PLC, ADR (a)	2,239,764	$146,077,408

Alcoholic Beverages - 7.1%
Diageo PLC	17,535,955	$737,257,543
Heineken N.V.	4,584,630	480,943,541
Pernod Ricard S.A.	4,326,237	761,029,391

		$1,979,230,475
Apparel Manufacturers - 1.0%
Compagnie Financiere Richemont S.A.	2,364,475	$173,601,495
LVMH Moet Hennessy Louis Vuitton SE	246,783	93,503,044

		$267,104,539
Automotive - 0.3%
USS Co. Ltd.	3,966,900	$74,999,197

Brokerage & Asset Managers - 0.3%
Euronext N.V.	1,016,277	$72,320,762

Business Services - 9.8%
Brenntag AG	3,254,125	$151,157,666
Compass Group PLC	22,638,093	512,444,711
Experian PLC	9,895,435	299,089,108
Intertek Group PLC	4,039,888	270,904,542
Nomura Research Institute Ltd.	6,140,918	298,564,991
Rentokil Initial PLC	13,361,961	63,348,206
Secom Co. Ltd.	4,015,600	343,664,027
SGS S.A.	163,496	413,066,538
Sohgo Security Services Co. Ltd.	2,743,500	132,270,340
Thomson Reuters Corp.	3,531,695	224,454,425

		$2,708,964,554
Chemicals - 3.3%
Givaudan S.A.	350,813	$927,455,586

Computer Software - 9.0%
ANSYS, Inc. (a)	2,320,629	$416,552,906
Cadence Design Systems, Inc. (a)(h)	14,370,111	913,507,956
Check Point Software Technologies Ltd. (a)	1,072,605	118,286,879
Dassault Systems S.A.	2,983,245	442,122,071

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
OBIC Co. Ltd.	3,067,100	$368,236,540
SAP AG	1,687,067	208,475,594
Wisetech Global Ltd.	2,350,528	39,453,401

		$2,506,635,347
Computer Software - Systems - 2.5%
Amadeus IT Group S.A.	8,157,937	$621,673,241
Descartes Systems Group, Inc. (a)	1,460,721	58,586,627

		$680,259,868
Construction - 0.4%
Geberit AG	261,219	$115,031,818

Consumer Products - 9.6%
Colgate-Palmolive Co.	8,755,950	$609,589,239
Kao Corp.	8,104,100	630,107,210
KOSE Corp.	501,200	78,709,293
L’Oréal	2,061,728	553,703,532
Reckitt Benckiser Group PLC	7,969,811	639,613,749
ROHTO Pharmaceutical Co. Ltd.	5,656,500	154,017,877

		$2,665,740,900
Containers - 0.5%
Brambles Ltd.	17,917,533	$149,991,209

Electrical Equipment - 6.2%
IMI PLC (h)	19,439,564	$221,959,593
Legrand S.A.	6,577,603	441,918,866
OMRON Corp.	5,411,900	254,336,483
Schneider Electric S.A.	6,753,532	532,682,466
Spectris PLC	5,075,169	159,498,769
Yokogawa Electric Corp.	5,552,300	107,267,369

		$1,717,663,546
Electronics - 8.6%
Analog Devices, Inc.	5,063,926	$489,276,530
DISCO Corp.	350,700	48,391,015
Halma PLC	11,550,134	264,821,586
Hirose Electric Co. Ltd. (h)	2,490,400	271,077,571
Infineon Technologies AG	15,252,553	275,128,445
Samsung Electronics Co. Ltd.	5,723,250	203,160,717
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,996,980	536,784,183
Texas Instruments, Inc.	2,901,605	302,666,418

		$2,391,306,465

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 0.2%
Wartsila Corp.	3,010,206	$43,911,562

Food & Beverages - 11.3%
Chocoladefabriken Lindt & Sprungli AG	3,400	$22,276,155
Danone S.A.	7,341,351	585,579,227
Ezaki Glico Co. Ltd.	541,900	25,803,571
ITO EN Ltd. (h)	7,216,100	340,509,654
Kerry Group PLC	3,025,285	349,798,631
Nestle S.A.	14,425,616	1,432,715,298
Nissan Foods Holdings Co. Ltd.	1,120,800	67,377,122
Toyo Suisan Kaisha Ltd. (h)	7,974,600	312,022,369

		$3,136,082,027
Insurance - 1.2%
Fairfax Financial Holdings Ltd.	377,421	$173,128,899
Hiscox Ltd.	8,374,448	173,209,752

		$346,338,651
Internet - 0.1%
Wix.com Ltd. (a)	287,824	$39,529,748

Machinery & Tools - 4.2%
GEA Group AG	6,530,132	$178,322,601
Misumi Group, Inc.	4,605,100	107,615,022
Nordson Corp.	1,928,866	242,304,147
Schindler Holding AG	510,351	107,317,308
SMC Corp.	517,800	168,968,414
Spirax Sarco Engineering PLC	3,414,425	360,304,021

		$1,164,831,513
Major Banks - 1.3%
Svenska Handelsbanken AB, “A”	17,409,070	$171,624,244
UBS AG	17,426,192	200,474,863

		$372,099,107
Medical Equipment - 2.5%
Dentsply Sirona, Inc.	2,674,754	$144,088,998
EssilorLuxottica	722,611	82,882,331
Nihon Kohden Corp. (h)	7,930,300	226,537,529
Terumo Corp.	8,337,800	235,697,223

		$689,206,081

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 0.4%
Core Laboratories N.V.	2,129,960	$101,471,294

Other Banks & Diversified Financials - 1.2%
Chiba Bank Ltd.	11,403,000	$54,227,481
Hachijuni Bank Ltd.	11,186,700	46,423,225
Julius Baer Group Ltd.	1,636,275	64,646,718
Jyske Bank A.S.	1,420,192	53,779,571
Mebuki Financial Group, Inc.	18,838,670	47,283,168
North Pacific Bank Ltd.	16,768,700	39,142,099
Sydbank A.S.	1,883,144	35,286,212

		$340,788,474
Pharmaceuticals - 2.5%
Bayer AG	1,501,852	$88,621,071
Kobayashi Pharmaceutical Co. Ltd. (h)	4,344,900	320,981,984
Santen Pharmaceutical Co. Ltd.	19,575,300	280,294,340

		$689,897,395
Printing & Publishing - 0.5%
RELX Group PLC	6,103,104	$141,862,909

Real Estate - 5.3%
Deutsche Wohnen SE	12,265,297	$578,916,921
LEG Immobilien AG	1,704,157	203,516,099
TAG Immobilien AG	6,518,990	152,936,473
Vonovia SE	10,082,633	528,948,646

		$1,464,318,139
Specialty Chemicals - 2.5%
Croda International PLC	1,040,682	$66,790,187
Kansai Paint Co. Ltd.	5,361,600	100,936,038
Sika AG	710,280	105,430,286
Symrise AG	4,590,127	430,022,343

		$703,178,854
Specialty Stores - 0.0%
Esprit Holdings Ltd. (a)	57,226,210	$11,460,498

Telecommunications - Wireless - 0.7%
KDDI Corp.	7,376,000	$189,452,763
Total Common Stocks (Identified Cost, $17,719,539,694)		$25,837,210,689

15

Portfolio of Investments – continued

Preferred Stocks - 2.2%

Issuer	Shares/Par	Value ($)
Consumer Products - 2.2%
Henkel AG & Co. KGaA (Identified Cost, $655,069,305)	6,625,058	$605,268,751

Investment Companies (h) - 4.4%
Money Market Funds - 4.4%
MFS Institutional Money Market Portfolio, 2.46% (v) (Identified Cost, $1,214,402,630)	1,214,534,644	$1,214,534,644

Other Assets, Less Liabilities - 0.4%		123,398,262
Net Assets - 100.0%		$27,780,412,346

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $3,821,131,300 and $23,835,882,784, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

Derivative Contracts at 5/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
USD	199,686,524	JPY	21,814,954,000	BNP Paribas S.A.	8/22/2019	$(2,861,956)
USD	484,430,176	JPY	52,776,245,500	Goldman Sachs International	8/22/2019	(5,589,115)
USD	483,004,814	JPY	52,776,245,500	JPMorgan Chase Bank N.A.	8/22/2019	(7,014,477)

						$(15,465,548)

At May 31, 2019, the fund had cash collateral of $2,020,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $16,796,352,989)	$23,835,882,784
Investments in affiliated issuers, at value (identified cost, $2,792,658,640)	3,821,131,300
Cash	940,000
Foreign currency, at value (identified cost, $4,105,373)	4,136,422
Restricted cash for
Forward foreign currency exchange contracts	2,020,000
Receivables for
Investments sold	202
Fund shares sold	33,639,834
Interest and dividends	129,406,372
Other assets	51,790
Total assets	$27,827,208,704

Liabilities
Payables for
Forward foreign currency exchange contracts	$15,465,548
Fund shares reacquired	23,276,684
Payable to affiliates
Investment adviser	924,084
Shareholder servicing costs	5,550,539
Distribution and service fees	96,538
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	1,482,954
Total liabilities	$46,796,358
Net assets	$27,780,412,346

Net assets consist of
Paid-in capital	$19,128,901,822
Total distributable earnings (loss)	8,651,510,524
Net assets	$27,780,412,346
Shares of beneficial interest outstanding	648,579,255

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,959,958,036	70,323,343	$42.09
Class B	35,571,367	889,564	39.99
Class C	496,745,098	13,054,971	38.05
Class I	10,871,918,035	245,765,242	44.24
Class R1	11,320,918	293,982	38.51
Class R2	295,689,998	7,532,653	39.25
Class R3	1,353,427,049	32,395,505	41.78
Class R4	1,048,955,915	24,859,601	42.20
Class R6	10,706,825,930	253,464,394	42.24

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $44.66 [100 / 94.25 x $42.09]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$533,251,198
Dividends from affiliated issuers	61,794,774
Income on securities loaned	2,002,685
Other	5,343
Interest	4,383
Foreign taxes withheld	(50,092,540)
Total investment income	$546,965,843
Expenses
Management fee	$172,137,089
Distribution and service fees	19,135,754
Shareholder servicing costs	18,914,237
Administrative services fee	592,661
Independent Trustees’ compensation	170,531
Custodian fee	2,431,145
Shareholder communications	758,857
Audit and tax fees	90,255
Legal fees	246,626
Miscellaneous	931,299
Total expenses	$215,408,454
Reduction of expenses by investment adviser and distributor	(2,757,799)
Net expenses	$212,650,655
Net investment income (loss)	$334,315,188

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$780,337,616
Affiliated issuers	10,071,120
Forward foreign currency exchange contracts	68,762,596
Foreign currency	(4,074,251)
Net realized gain (loss)	$855,097,081
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $5,814,661 decrease in deferred country tax)	$(646,091,162)
Affiliated issuers	164,835,323
Forward foreign currency exchange contracts	(40,875,383)
Translation of assets and liabilities in foreign currencies	1,039,386
Net unrealized gain (loss)	$(521,091,836)
Net realized and unrealized gain (loss)	$334,005,245
Change in net assets from operations	$668,320,433
See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$334,315,188	$368,387,204
Net realized gain (loss)	855,097,081	637,581,732
Net unrealized gain (loss)	(521,091,836)	1,157,895,758
Change in net assets from operations	$668,320,433	$2,163,864,694
Total distributions to shareholders (a)	$(1,145,005,100)	$(779,087,541)
Change in net assets from fund share transactions	$(1,296,355,983)	$800,415,904
Total change in net assets	$(1,773,040,650)	$2,185,193,057

Net assets
At beginning of period	29,553,452,996	27,368,259,939
At end of period (b)	$27,780,412,346	$29,553,452,996

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income and from net realized gain were $469,001,237 and $310,086,304, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included undistributed net investment income of $248,278,191.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$42.91	$40.88	$35.53		$36.07	$35.33

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.43	$0.30	(c)	$0.50	$0.49
Net realized and unrealized gain (loss)	0.45	2.67	5.62		0.02	1.33
Total from investment operations	$0.84	$3.10	$5.92		$0.52	$1.82

Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.61)	$(0.53)		$(0.45)	$(0.69)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.66)	$(1.07)	$(0.57)		$(1.06)	$(1.08)
Net asset value, end of period (x)	$42.09	$42.91	$40.88		$35.53	$36.07
Total return (%) (r)(s)(t)(x)	2.29	7.60	16.94	(c)	1.60	5.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.98	1.04	(c)	1.10	1.09
Expenses after expense reductions (f)	0.98	0.97	1.00	(c)	1.01	1.02
Net investment income (loss)	0.93	1.02	0.82	(c)	1.45	1.14
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$2,959,958	$3,594,359	$3,927,507		$6,853,902	$6,891,865

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$40.80	$38.94	$33.86		$34.42	$33.76

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.11	$0.09	(c)	$0.22	$0.20
Net realized and unrealized gain (loss)	0.46	2.53	5.29		0.03	1.29
Total from investment operations	$0.52	$2.64	$5.38		$0.25	$1.49

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.32)	$(0.26)		$(0.20)	$(0.44)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.33)	$(0.78)	$(0.30)		$(0.81)	$(0.83)
Net asset value, end of period (x)	$39.99	$40.80	$38.94		$33.86	$34.42
Total return (%) (r)(s)(t)(x)	1.53	6.79	16.05	(c)	0.85	4.68

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.73	1.79	(c)	1.85	1.84
Expenses after expense reductions (f)	1.73	1.72	1.75	(c)	1.76	1.77
Net investment income (loss)	0.16	0.27	0.27	(c)	0.67	0.62
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$35,571	$46,522	$52,439		$56,474	$61,641

Class C	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$38.91	$37.19	$32.36		$32.97	$32.44

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.11	$0.09	(c)	$0.21	$0.22
Net realized and unrealized gain (loss)	0.42	2.40	5.06		0.03	1.20
Total from investment operations	$0.49	$2.51	$5.15		$0.24	$1.42

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.33)	$(0.28)		$(0.24)	$(0.50)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.35)	$(0.79)	$(0.32)		$(0.85)	$(0.89)
Net asset value, end of period (x)	$38.05	$38.91	$37.19		$32.36	$32.97
Total return (%) (r)(s)(t)(x)	1.53	6.77	16.07	(c)	0.84	4.67

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.73	1.79	(c)	1.85	1.84
Expenses after expense reductions (f)	1.73	1.72	1.75	(c)	1.76	1.78
Net investment income (loss)	0.17	0.28	0.26	(c)	0.68	0.70
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$496,745	$627,662	$719,227		$811,433	$868,925

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$45.02	$42.85	$37.22		$37.73	$36.90

Income (loss) from investment operations
Net investment income (loss) (d)	$0.53	$0.58	$0.53	(c)	$0.62	$0.61
Net realized and unrealized gain (loss)	0.47	2.77	5.77		0.01	1.38
Total from investment operations	$1.00	$3.35	$6.30		$0.63	$1.99

Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.72)	$(0.63)		$(0.53)	$(0.77)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.78)	$(1.18)	$(0.67)		$(1.14)	$(1.16)
Net asset value, end of period (x)	$44.24	$45.02	$42.85		$37.22	$37.73
Total return (%) (r)(s)(t)(x)	2.56	7.85	17.25	(c)	1.84	5.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.73	0.79	(c)	0.85	0.84
Expenses after expense reductions (f)	0.73	0.72	0.75	(c)	0.76	0.78
Net investment income (loss)	1.22	1.30	1.39	(c)	1.71	1.67
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$10,871,918	$11,680,254	$14,934,283		$12,003,645	$12,254,422

Class R1	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$39.39	$37.64	$32.77		$33.35	$32.83

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.12	$0.10	(c)	$0.22	$0.23
Net realized and unrealized gain (loss)	0.41	2.43	5.11		0.02	1.20
Total from investment operations	$0.49	$2.55	$5.21		$0.24	$1.43

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.34)	$(0.30)		$(0.21)	$(0.52)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.37)	$(0.80)	$(0.34)		$(0.82)	$(0.91)
Net asset value, end of period (x)	$38.51	$39.39	$37.64		$32.77	$33.35
Total return (%) (r)(s)(t)(x)	1.52	6.79	16.08	(c)	0.84	4.65

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.73	1.79	(c)	1.84	1.84
Expenses after expense reductions (f)	1.73	1.72	1.75	(c)	1.76	1.78
Net investment income (loss)	0.20	0.31	0.29	(c)	0.68	0.73
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$11,321	$12,943	$12,813		$12,422	$13,540

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$40.13	$38.32	$33.36		$33.89	$33.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.29	$0.29	(c)	$0.36	$0.37
Net realized and unrealized gain (loss)	0.41	2.51	5.17		0.05	1.25
Total from investment operations	$0.68	$2.80	$5.46		$0.41	$1.62

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.53)	$(0.46)		$(0.33)	$(0.62)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.56)	$(0.99)	$(0.50)		$(0.94)	$(1.01)
Net asset value, end of period (x)	$39.25	$40.13	$38.32		$33.36	$33.89
Total return (%) (r)(s)(t)(x)	2.02	7.34	16.62	(c)	1.37	5.19

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.23	1.29	(c)	1.34	1.34
Expenses after expense reductions (f)	1.23	1.22	1.25	(c)	1.26	1.28
Net investment income (loss)	0.69	0.74	0.83	(c)	1.10	1.14
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$295,690	$358,138	$429,776		$397,056	$495,074

Class R3	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$42.62	$40.63	$35.34		$35.88	$35.18

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40	$0.45	$0.39	(c)	$0.51	$0.48
Net realized and unrealized gain (loss)	0.43	2.63	5.49		0.01	1.32
Total from investment operations	$0.83	$3.08	$5.88		$0.52	$1.80

Less distributions declared to shareholders
From net investment income	$(0.52)	$(0.63)	$(0.55)		$(0.45)	$(0.71)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.67)	$(1.09)	$(0.59)		$(1.06)	$(1.10)
Net asset value, end of period (x)	$41.78	$42.62	$40.63		$35.34	$35.88
Total return (%) (r)(s)(t)(x)	2.28	7.61	16.93	(c)	1.62	5.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.98	1.04	(c)	1.10	1.09
Expenses after expense reductions (f)	0.98	0.97	1.00	(c)	1.01	1.03
Net investment income (loss)	0.97	1.06	1.08	(c)	1.47	1.38
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$1,353,427	$1,450,342	$1,406,181		$1,165,637	$1,056,939

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$43.03	$41.01	$35.66		$36.19	$35.45

Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.55	$0.49	(c)	$0.60	$0.58
Net realized and unrealized gain (loss)	0.44	2.66	5.53		0.02	1.32
Total from investment operations	$0.95	$3.21	$6.02		$0.62	$1.90

Less distributions declared to shareholders
From net investment income	$(0.63)	$(0.73)	$(0.63)		$(0.54)	$(0.77)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.78)	$(1.19)	$(0.67)		$(1.15)	$(1.16)
Net asset value, end of period (x)	$42.20	$43.03	$41.01		$35.66	$36.19
Total return (%) (r)(s)(t)(x)	2.56	7.85	17.23	(c)	1.87	5.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.73	0.79	(c)	0.85	0.84
Expenses after expense reductions (f)	0.73	0.72	0.75	(c)	0.76	0.78
Net investment income (loss)	1.22	1.30	1.32	(c)	1.74	1.65
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$1,048,956	$1,157,723	$1,134,929		$1,077,352	$1,011,136

Class R6	Year ended

	5/31/19	5/31/18	5/31/17		5/31/16	5/31/15
Net asset value, beginning of period	$43.09	$41.06	$35.70		$36.23	$35.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.56	$0.62	$0.55	(c)	$0.64	$0.60
Net realized and unrealized gain (loss)	0.42	2.64	5.52		0.01	1.34
Total from investment operations	$0.98	$3.26	$6.07		$0.65	$1.94

Less distributions declared to shareholders
From net investment income	$(0.68)	$(0.77)	$(0.67)		$(0.57)	$(0.80)
From net realized gain	(1.15)	(0.46)	(0.04)		(0.61)	(0.39)
Total distributions declared to shareholders	$(1.83)	$(1.23)	$(0.71)		$(1.18)	$(1.19)
Net asset value, end of period (x)	$42.24	$43.09	$41.06		$35.70	$36.23
Total return (%) (r)(s)(t)(x)	2.64	7.97	17.37	(c)	1.97	5.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63	0.63	0.69	(c)	0.74	0.75
Expenses after expense reductions (f)	0.62	0.62	0.65	(c)	0.66	0.68
Net investment income (loss)	1.34	1.46	1.49	(c)	1.85	1.72
Portfolio turnover	6	14	7		14	14
Net assets at end of period (000 omitted)	$10,706,826	$10,625,510	$4,751,104		$3,485,253	$3,110,412

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Intrinsic Value Fund (formerly MFS International Value Fund) (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of

27

Notes to Financial Statements – continued

information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

28

Notes to Financial Statements – continued

significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$337,825,940	$4,987,087,975	$—	$5,324,913,915
United Kingdom	2,125,873,962	1,785,230,713	—	3,911,104,675
France	1,653,522,387	1,912,219,303	—	3,565,741,690
Switzerland	22,276,155	3,539,739,909	—	3,562,016,064
Germany	2,739,387,970	661,926,641	—	3,401,314,611
United States	3,219,457,488	—	—	3,219,457,488
Spain	—	621,673,241	—	621,673,241
Taiwan	536,784,183	—	—	536,784,183
Ireland	495,876,039	—	—	495,876,039
Other Countries	797,071,321	1,006,526,213	—	1,803,597,534
Mutual Funds	1,214,534,644	—	—	1,214,534,644
Total	$13,142,610,089	$14,514,403,995	$—	$27,657,014,084

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Liabilities	$—	$(15,465,548)	$—	$(15,465,548)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a

29

Notes to Financial Statements – continued

derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value

Risk	Derivative Contracts	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$(15,465,548)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$68,762,596

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(40,875,383)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the

30

Notes to Financial Statements – continued

form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the

31

Notes to Financial Statements – continued

related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2019, there were no securities on loan and $14,886,870 of U.S. Treasury Obligations were held as collateral by the lending agent.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

32

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/19	Year ended 5/31/18
Ordinary income (including any short-term capital gains)	$400,002,723	$481,331,601
Long-term capital gains	745,002,377	297,755,940

Total distributions	$1,145,005,100	$779,087,541

33

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$19,604,749,839
Gross appreciation	8,880,569,377

Gross depreciation	(843,770,680)
Net unrealized appreciation (depreciation)	$8,036,798,697

Undistributed ordinary income	230,625,243
Undistributed long-term capital gain	388,351,245
Other temporary differences	(4,264,661)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 5/31/19	Year ended 5/31/18	Year ended 5/31/19	Year ended 5/31/18
Class A	$39,284,876	$53,656,103	$87,622,723	$41,202,153
Class B	177,769	393,509	1,150,701	573,958
Class C	2,834,107	5,834,216	16,353,582	8,148,171
Class I	158,035,055	193,135,923	288,173,579	124,449,195
Class R1	66,613	110,347	347,458	150,620
Class R2	3,252,779	5,602,282	9,078,739	4,879,748
Class R3	16,968,173	21,555,917	37,329,003	15,922,615
Class R4	15,651,066	19,514,280	28,470,947	12,476,032
Class R6	163,732,285	169,198,660	276,475,645	102,283,812
Total	$400,002,723	$469,001,237	$745,002,377	$310,086,304

34

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period June 1, 2018 through July 31, 2018, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $10 billion	0.70%
In excess of $10 billion and up to $15 billion	0.65%
In excess of $15 billion and up to $20 billion	0.55%
In excess of $20 billion and up to $25 billion	0.50%
In excess of $25 billion and up to $30 billion	0.45%
In excess of $30 billion	0.43%

Effective August 1, 2018, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $10 billion	0.70%
In excess of $10 billion and up to $15 billion	0.65%
In excess of $15 billion and up to $20 billion	0.55%
In excess of $20 billion and up to $25 billion	0.50%
In excess of $25 billion and up to $30 billion	0.45%
In excess of $30 billion and up to $35 billion	0.43%
In excess of $35 billion	0.41%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2019, this management fee reduction amounted to $2,749,703, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $53,984 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$8,062,413
Class B	0.75%	0.25%	1.00%	1.00%	404,899
Class C	0.75%	0.25%	1.00%	1.00%	5,512,876
Class R1	0.75%	0.25%	1.00%	1.00%	117,573
Class R2	0.25%	0.25%	0.50%	0.50%	1,594,801
Class R3	—	0.25%	0.25%	0.25%	3,443,192
Total Distribution and Service Fees					$19,135,754

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, this rebate amounted to $7,577, $35, $452, $1, and $31 for Class A, Class B, Class C, Class R2, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2019, were as follows:

Amount
Class A	$3,962
Class B	32,817
Class C	12,076

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $547,815, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $18,366,422.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

36

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0021% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease in pension expense of $438 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2019.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this agreement was $48,981 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2019, the fund engaged in sale transactions pursuant to this policy, which amounted to $6,183,752. The sales transactions resulted in net realized gains (losses) of $1,009,324.

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $1,493,897,055 and $3,000,667,514, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	13,166,328	$540,261,338	12,713,940	$538,910,568
Class B	16,719	661,100	34,499	1,383,660
Class C	312,436	11,615,504	798,020	30,734,115
Class I	36,433,894	1,581,116,677	54,512,581	2,421,234,156
Class R1	47,621	1,815,762	66,800	2,620,276
Class R2	1,087,770	42,221,562	1,977,719	78,585,697
Class R3	5,824,254	241,034,368	7,395,644	311,572,565
Class R4	4,825,043	199,950,996	8,194,545	347,962,280
Class R6	55,642,556	2,309,476,613	153,796,835	6,470,086,986
	117,356,621	$4,928,153,920	239,490,583	$10,203,090,303

Shares issued to shareholders in reinvestment of distributions
Class A	2,954,730	$114,407,149	1,993,229	$85,051,070
Class B	33,939	1,252,680	22,479	915,113
Class C	491,991	17,278,735	324,748	12,609,973
Class I	9,691,642	393,868,340	6,437,630	287,890,818
Class R1	11,651	414,071	6,640	260,967
Class R2	321,327	11,615,980	242,576	9,690,894
Class R3	1,412,885	54,297,176	884,318	37,477,417
Class R4	1,028,965	39,892,980	675,061	28,852,121
Class R6	10,783,392	418,287,784	6,141,808	262,746,547
	26,730,522	$1,051,314,895	16,728,489	$725,494,920

Shares reacquired
Class A	(29,557,941)	$(1,208,710,690)	(27,013,380)	$(1,149,678,220)
Class B	(301,388)	(11,880,957)	(263,386)	(10,645,896)
Class C	(3,879,266)	(145,637,275)	(4,333,665)	(166,388,979)
Class I	(59,793,490)	(2,600,814,318)	(150,064,075)	(6,591,302,864)
Class R1	(93,880)	(3,574,394)	(85,279)	(3,326,538)
Class R2	(2,801,384)	(109,151,068)	(4,509,885)	(180,405,714)
Class R3	(8,875,155)	(366,332,163)	(8,856,714)	(373,943,967)
Class R4	(7,897,510)	(330,272,555)	(9,642,315)	(411,102,853)
Class R6	(59,556,093)	(2,499,451,378)	(29,065,786)	(1,241,374,288)
	(172,756,107)	$(7,275,824,798)	(233,834,485)	$(10,128,169,319)

38

Notes to Financial Statements – continued

	Year ended 5/31/19		Year ended 5/31/18

	Shares	Amount	Shares	Amount
Net change
Class A	(13,436,883)	$(554,042,203)	(12,306,211)	$(525,716,582)
Class B	(250,730)	(9,967,177)	(206,408)	(8,347,123)
Class C	(3,074,839)	(116,743,036)	(3,210,897)	(123,044,891)
Class I	(13,667,954)	(625,829,301)	(89,113,864)	(3,882,177,890)
Class R1	(34,608)	(1,344,561)	(11,839)	(445,295)
Class R2	(1,392,287)	(55,313,526)	(2,289,590)	(92,129,123)
Class R3	(1,638,016)	(71,000,619)	(576,752)	(24,893,985)
Class R4	(2,043,502)	(90,428,579)	(772,709)	(34,288,452)
Class R6	6,869,855	228,313,019	130,872,857	5,491,459,245
	(28,668,964)	$(1,296,355,983)	22,384,587	$800,415,904

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

Effective at the close of business on May 29, 2015, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund was the owner of record of approximately 15% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060, the MFS Lifetime Income Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread.

39

Notes to Financial Statements – continued

For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $164,756 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Cadence Design Systems, Inc.	$621,293,276	$—	$17,956,934	$7,353,797	$302,817,817	$913,507,956
Hirose Electric Co. Ltd.	256,957,212	54,816,629	100	(37)	(40,696,133)	271,077,571
IMI PLC	299,767,154	—	—	—	(77,807,561)	221,959,593
ITO EN Ltd.	295,482,698	—	—	—	45,026,956	340,509,654
Kobayashi Pharmaceutical Co. Ltd.	396,510,304	—	13,919,948	8,490,106	(70,098,478)	320,981,984
MFS Institutional Money Market Portfolio	1,762,047,608	2,458,789,709	3,006,457,145	54,106	100,366	1,214,534,644
Nihon Kohden Corp.	232,386,064	—	13,721,246	2,089,848	5,782,863	226,537,529
Spectris PLC*	224,088,197	—	29,235,717	(7,916,700)	(27,437,011)	—
Toyo Suisan Kaisha Ltd.	269,815,227	15,060,638	—	—	27,146,504	312,022,369
	$4,358,347,740	$2,528,666,976	$3,081,291,090	$10,071,120	$164,835,323	$3,821,131,300

Affiliated Issuers					Dividend Income	Capital Gain Distributions
Cadence Design Systems, Inc.					$—	$—
Hirose Electric Co. Ltd.					4,204,816	—
IMI PLC					10,263,316	—
ITO EN Ltd.					2,317,534	—
Kobayashi Pharmaceutical Co. Ltd.					2,429,928	—
MFS Institutional Money Market Portfolio					31,771,551	—
Nihon Kohden Corp.					2,321,292	—
Spectris PLC*					3,978,527	—
Toyo Suisan Kaisha Ltd.					4,507,810	—
					$61,794,774	$—

*	Held at period end. No longer considered an affiliated issuer.

(8) Subsequent Event

Effective June 1, 2019, the MFS International Value Fund was renamed the MFS International Intrinsic Value Fund.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Shareholders of MFS International Intrinsic Value Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Fund (formerly MFS International Value Fund) (the “Fund”) (one of the funds constituting the MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust X) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and others. Our audits also included evaluating the

41

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 17, 2019

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Pablo de la Mata Benjamin Stone

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $871,550,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 7.90% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $509,492,626. The fund intends to pass through foreign tax credits of $52,252,584 for the fiscal year.

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2019

MFS® Managed Wealth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MGW-ANN

MFS® Managed Wealth Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction, and geopolitical uncertainty surrounding issues such as

Brexit. Those concerns dissipated in the early months of 2019 due to the more dovish posture of the U.S. Federal Reserve and other global central banks, reported progress toward a trade pact between the United States and China, and action against a no-deal Brexit by the British Parliament. However, a last-minute breakdown in negotiations between the U.S. and China derailed the market’s momentum and increased concerns over the future pace of global growth. Compounding Brexit uncertainty was the resignation of British Prime Minister Theresa May, potentially ushering in a harder form of Brexit than she had advocated. U.S. equities have continued to outperform their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2018, which contributed to the continuation of relatively healthy levels of U.S. economic output against a backdrop of slower global growth. Inflation remains largely subdued globally, which is encouraging for asset markets. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging environment for global trade has hindered manufacturing in most regions. Interest rates have fallen as a result of these challenges, and easier central bank policies are anticipated by markets.

Since launching the first U.S. open-end mutual fund in 1924, MFS® has been committed to a single purpose: to create value by allocating capital responsibly for clients. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to uncover what we believe are the best investment opportunities in the market.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

July 17, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Strategic Allocation	MFS Institutional International Equity Fund	29.1%
	MFS Growth Fund	29.0%
	MFS Value Fund	28.9%
Market Exposure Overlay	Russell 1000 Value Index Future JUN 21 19		(21.4)%
	Russell 1000 Growth Index Future JUN 21 19		(21.5)%
	Mini MSCI EAFE Index Future JUN 21 19		(21.7)%
Net Equity Exposure				22.4%
	Standard & Poors 500 Index Option 2350.00 PUT SEP 20 19		(0.3)%
	Standard & Poors 500 Index Option 2700.00 PUT JUN 21 19		(1.1)%
Standard & Poors Index Option PUT(s)				(1.4)%
	Russell 2000 Index Option 1150.00 PUT JUN 21 19 (o)		(0.0)%
	Russell 2000 Index Option 1150.00 PUT DEC 20 19		(0.4)%
	Russell 2000 Index Option 1300.00 PUT DEC 20 19		(0.4)%
	Russell 2000 Index Option 1400.00 PUT SEP 20 19		(0.8)%
Russell 2000 Index Option PUT(s)				(1.6)%
Downside Hedge(s)				(3.0)%
Net Equivalent Equity Exposure		87.0%	(67.6)%	19.4%
Limited Maturity U.S. Treasury Notes				2.9%
Cash	Cash & Cash Equivalent (d)			9.8%
	Other (e)			67.9%
Total Net Exposure Summary				100.0%

2

Portfolio Composition – continued

Top ten holdings (c)(i)
Microsoft Corp.	2.1%
Nestle S.A.	1.8%
Amazon.com, Inc.	1.8%
Visa, Inc., “A”	1.4%
JPMorgan Chase & Co.	1.3%
Medtronic PLC	1.2%
Adobe Systems, Inc.	1.2%
Russell 1000 Value Index Future JUN 21 19	(21.4)%
Russell 1000 Growth Index Future JUN 21 19	(21.5)%
Mini MSCI EAFE Index Future JUN 21 19	(21.7)%

(a)

Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.

(b)

Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

(c)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

(d)

Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

(e)

Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

(i)	For purposes of this presentation, the components include a look-through to the individual holdings within the underlying affiliated funds.
(o)	Less than 0.1%.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of May 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

The MFS Managed Wealth Fund’s (fund) investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.

A committee of portfolio managers (committee) is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.

For the twelve months ended May 31, 2019, Class A shares of the fund provided a total return of 5.59%, at net asset value. This compares with a return of 2.24% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index. The fund’s other benchmark, the Standard & Poor’s 500 Stock Index, generated a return of 3.78%.

Market Environment

Changes in market sentiment, driven largely by uncertainty over the outcome of trade negotiations between the United States and China, contributed to periodic bouts of volatility during the reporting period. The global economy decelerated throughout the period, led by weakness in China and Europe.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to halt its tightening cycle in December and adopt a more dovish policy stance in 2019. This resulted in a sharp decline in long-term interest rates during the second half of the period, inverting portions of the Treasury yield curve. Consequently, markets anticipate several Fed rate cuts in the coming quarters.

Since early 2019, central banks, globally, have tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady and the European Central Bank extending a low-interest-rate refinancing facility for eurozone banks in order to encourage the continued flow of credit.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved toward the end of the period as the Fed became more dovish. Diminished hopes for a trade deal between the United States and China weighed on sentiment at the end of the period. Idiosyncratic factors negatively impacted some emerging economies, such as Argentina and Turkey.

From a geopolitical perspective, a change in leadership in the United Kingdom caused by a lack of consensus on the best path toward Brexit, a fractious eurosceptic Italian

4

Management Review – continued

coalition government and a weakening of Angela Merkel’s grip on the German chancellorship were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsonaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets appeared to be nervous about the less-market-friendly approach of Mexico’s new president Andrés Manuel López Obrador.

Factors Affecting Performance

During the reporting period, the fund’s allocation to large cap growth equities, represented by the MFS Growth Fund, was a top contributor to absolute performance. Additionally, the fund’s short positions in futures contracts on the MSCI EAFE Index and its allocation to the large cap value segment, represented by the MFS Value Fund, further supported absolute returns.

During the reporting period, the committee determined to have an exposure to the equity market of approximately 20%, compared to the fund’s neutral equity market exposure of 50%. This was accomplished mostly via investments in the futures market and resulted in the fund having a greater return than the broad equity market. However, the setting of the fund’s equity exposure at approximately 20% reflects the committee’s ongoing long-term views of the equity markets and is consistent with its objectives, such as reducing volatility.

Conversely, the fund’s short positions in futures contracts on the Russell 1000® Growth Index and its allocation to S&P 500 Index options were the most notable detractors from absolute performance.

Respectfully,

Portfolio Manager(s)

William Adams, Robert Almeida, Mike Roberge, and Barnaby Wiener

Note to Shareholders: Effective December 31, 2018, Jim Swanson is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	6/27/14	5.59%	2.95%
B	6/27/14	4.61%	2.03%
C	6/27/14	4.63%	2.05%
I	6/27/14	5.74%	3.07%
R1	6/27/14	4.61%	2.03%
R2	6/27/14	5.13%	2.56%
R3	6/27/14	5.49%	2.82%
R4	6/27/14	5.64%	3.05%
R6	10/02/17	5.67%	5.08%

Comparative benchmark(s)
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		2.24%	0.80%
Standard & Poor’s 500 Stock Index (f)		3.78%	9.38%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(0.48)%	1.72%
B With CDSC (Declining over six years from 4% to 0%) (v)		0.61%	1.65%
C With CDSC (1% for 12 months) (v)		3.63%	2.05%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

7

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2018 through May 31, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2018 through May 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/18	Ending Account Value 5/31/19	Expenses Paid During Period (p) 12/01/18-5/31/19
A	Actual	0.71%	$1,000.00	$1,047.86	$3.62
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58
B	Actual	1.66%	$1,000.00	$1,043.05	$8.46
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
C	Actual	1.66%	$1,000.00	$1,043.22	$8.46
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
I	Actual	0.66%	$1,000.00	$1,048.32	$3.37
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33
R1	Actual	1.66%	$1,000.00	$1,043.05	$8.46
	Hypothetical (h)	1.66%	$1,000.00	$1,016.65	$8.35
R2	Actual	1.16%	$1,000.00	$1,046.24	$5.92
	Hypothetical (h)	1.16%	$1,000.00	$1,019.15	$5.84
R3	Actual	0.91%	$1,000.00	$1,047.83	$4.65
	Hypothetical (h)	0.91%	$1,000.00	$1,020.39	$4.58
R4	Actual	0.66%	$1,000.00	$1,048.38	$3.37
	Hypothetical (h)	0.66%	$1,000.00	$1,021.64	$3.33
R6	Actual	0.64%	$1,000.00	$1,048.58	$3.27
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.19%. See Note 3 in the Notes to Financial Statements for additional information.

Expense ratios include 0.01% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

5/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 2.9%

Issuer	Shares/Par	Value ($)
U.S. Treasury Obligations - 2.9%
U.S. Treasury Notes, 1.625%, 6/30/2019 (f)	$150,000	$149,909
U.S. Treasury Notes, 1.75%, 9/30/2019 (f)	150,000	149,684
U.S. Treasury Notes, 1.875%, 12/31/2019 (f)	150,000	149,596
U.S. Treasury Notes, 1.625%, 3/15/2020 (f)	150,000	149,221
U.S. Treasury Notes, 1.875%, 6/30/2020 (f)	150,000	149,461
U.S. Treasury Notes, 2%, 9/30/2020 (f)	185,000	184,718
U.S. Treasury Notes, 2.375%, 12/31/2020 (f)	200,000	201,023
Total Bonds (Identified Cost, $1,130,448)		$1,133,612

Investment Companies (h) - 96.3%
International Stock Funds - 29.1%
MFS Institutional International Equity Fund	460,045	$11,473,514

U.S. Stock Funds - 57.9%
MFS Growth Fund - Class R6	102,815	$11,423,750
MFS Value Fund - Class R6	290,505	11,370,391

		$22,794,141
Money Market Funds - 9.3%
MFS Institutional Money Market Portfolio, 2.46% (v)	3,660,504	$3,660,504
Total Investment Companies (Identified Cost, $31,951,735)		$37,928,159

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.2%
Market Index Securities - 0.2%
Russell 2000 Index - June 2019 @ $1,150	Put	Exchange traded	$1,758,584	12	$300
Russell 2000 Index - September 2019 @ $1,400	Put	Exchange traded	1,025,841	7	27,699
Russell 2000 Index - December 2019 @ $1,300	Put	Exchange traded	732,743	5	15,930
Russell 2000 Index - December 2019 @ $1,150	Put	Exchange traded	1,758,584	12	15,600
S&P 500 Index - June 2019 @ $2,700	Put	Exchange traded	1,376,030	5	13,640

11

Portfolio of Investments – continued

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts	Value ($)
Purchased Options - continued
Market Index Securities - continued
S&P 500 Index - September 2019 @ $2,350	Put	Exchange traded	$1,376,030	5	$8,650
Total Purchased Options (Premiums Paid, $119,031)					$81,819

Other Assets, Less Liabilities - 0.6%					249,577
Net Assets - 100.0%					$39,393,167

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $37,928,159 and $1,215,431, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Derivative Contracts at 5/31/19

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Equity Futures
Mini MSCI EAFE Index	Short	USD	94	$8,544,130	June - 2019	$105,740
Russell 1000 Mini Growth Index	Short	USD	114	8,475,330	June - 2019	23,720
Russell 1000 Mini Value Index	Short	USD	144	8,442,720	June - 2019	193,491

						$322,951

At May 31, 2019, the fund had cash collateral of $65,781 and other liquid securities with an aggregate value of $1,133,612 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,249,479)	$1,215,431
Investments in affiliated issuers, at value (identified cost, $31,951,735)	37,928,159
Deposits with brokers for
Futures contracts	65,781
Receivables for
Net daily variation margin on open futures contracts	286,660
Fund shares sold	952,087
Interest	6,968
Receivable from investment adviser	15,561
Receivable from distributor	2,448
Other assets	207
Total assets	$40,473,302

Liabilities
Payables for
Investments purchased	$947,984
Fund shares reacquired	65,287
Payable to affiliates
Shareholder servicing costs	2,730
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	64,120
Total liabilities	$1,080,135
Net assets	$39,393,167

Net assets consist of
Paid-in capital	$37,591,136
Total distributable earnings (loss)	1,802,031
Net assets	$39,393,167
Shares of beneficial interest outstanding	3,606,992

13

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$8,204,800	751,790	$10.91
Class B	98,186	9,207	10.66
Class C	1,074,424	101,209	10.62
Class I	24,168,968	2,209,884	10.94
Class R1	55,315	5,187	10.66
Class R2	56,402	5,194	10.86
Class R3	56,898	5,212	10.92
Class R4	57,409	5,251	10.93
Class R6	5,620,765	514,058	10.93

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.58 [100 / 94.25 x $10.91]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$400,814
Interest	22,977
Other	13
Total investment income	$423,804
Expenses
Management fee	$112,153
Distribution and service fees	28,225
Shareholder servicing costs	6,870
Administrative services fee	17,500
Independent Trustees’ compensation	1,133
Custodian fee	22,563
Shareholder communications	10,278
Audit and tax fees	50,295
Legal fees	231
Registration fees	123,406
Miscellaneous	29,778
Total expenses	$402,432
Reduction of expenses by investment adviser and distributor	(180,305)
Net expenses	$222,127
Net investment income (loss)	$201,677

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(60,381)
Affiliated issuers	(48,615)
Capital gain distributions from underlying affiliated funds	465,759
Written options	9,136
Futures contracts	561,319
Net realized gain (loss)	$927,218
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$5,218
Affiliated issuers	923,120
Futures contracts	(117,677)
Net unrealized gain (loss)	$810,661
Net realized and unrealized gain (loss)	$1,737,879
Change in net assets from operations	$1,939,556

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/19	5/31/18
Change in net assets

From operations
Net investment income (loss)	$201,677	$126,912
Net realized gain (loss)	927,218	(1,678,992)
Net unrealized gain (loss)	810,661	2,285,403
Change in net assets from operations	$1,939,556	$733,323
Total distributions to shareholders (a)	$(125,006)	$(195,007)
Change in net assets from fund share transactions	$12,691,789	$400,564
Total change in net assets	$14,506,339	$938,880

Net assets
At beginning of period	24,886,828	23,947,948
At end of period (b)	$39,393,167	$24,886,828

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. For the year ended May 31, 2018, distributions from net investment income were $195,007.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. For the year ended May 31, 2018, end of period net assets included undistributed net investment income of $123,688.

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.37	$10.14	$10.00	$10.17	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.04	$0.05	$0.02	$0.05
Net realized and unrealized gain (loss)	0.51	0.27	0.34	(0.08)	0.19
Total from investment operations	$0.58	$0.31	$0.39	$(0.06)	$0.24

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.08)	$—	$(0.05)	$(0.07)
From net realized gain	—	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.04)	$(0.08)	$(0.25)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$10.91	$10.37	$10.14	$10.00	$10.17
Total return (%) (r)(s)(t)(x)	5.59	3.08	4.09	(0.59)	2.46	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.43	1.73	1.14	0.99	1.35	(a)
Expenses after expense reductions (f)(h)	0.71	0.75	0.83	0.83	0.73	(a)
Net investment income (loss)	0.64	0.41	0.48	0.20	0.51	(a)
Portfolio turnover	17	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$8,205	$4,698	$4,842	$6,319	$2,418

See Notes to Financial Statements

17

Financial Highlights – continued

Class B	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.19	$9.98	$9.92	$10.13	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.04)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	0.50	0.25	0.35	(0.08)	0.19
Total from investment operations	$0.47	$0.21	$0.31	$(0.15)	$0.15

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.02)
From net realized gain	—	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$—	$(0.25)	$(0.06)	$(0.02)
Net asset value, end of period (x)	$10.66	$10.19	$9.98	$9.92	$10.13
Total return (%) (r)(s)(t)(x)	4.61	2.10	3.30	(1.48)	1.55	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.18	2.49	1.90	1.74	2.21	(a)
Expenses after expense reductions (f)(h)	1.65	1.64	1.66	1.66	1.66	(a)
Net investment income (loss)	(0.31)	(0.42)	(0.42)	(0.71)	(0.43	)(a)
Portfolio turnover	17	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$98	$89	$62	$68	$111

Class C	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.15	$9.93	$9.88	$10.09	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.03)	$(0.06)	$(0.08)
Net realized and unrealized gain (loss)	0.50	0.26	0.33	(0.08)	0.23	(g)
Total from investment operations	$0.47	$0.22	$0.30	$(0.14)	$0.15

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)	$(0.06)
From net realized gain	—	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$—	$(0.25)	$(0.07)	$(0.06)
Net asset value, end of period (x)	$10.62	$10.15	$9.93	$9.88	$10.09
Total return (%) (r)(s)(t)(x)	4.63	2.22	3.22	(1.40)	1.53	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.19	2.47	1.87	1.74	2.05	(a)
Expenses after expense reductions (f)(h)	1.65	1.65	1.66	1.66	1.66	(a)
Net investment income (loss)	(0.27)	(0.40)	(0.28)	(0.60)	(0.90	)(a)
Portfolio turnover	17	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$1,074	$905	$1,668	$3,618	$960

See Notes to Financial Statements

18

Financial Highlights – continued

Class I	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.39	$10.17	$10.01	$10.17	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.06	$0.05	$0.05
Net realized and unrealized gain (loss)	0.52	0.24	0.35	(0.09)	0.20
Total from investment operations	$0.59	$0.32	$0.41	$(0.04)	$0.25

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.10)	$—	$(0.06)	$(0.08)
From net realized gain	—	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.04)	$(0.10)	$(0.25)	$(0.12)	$(0.08)
Net asset value, end of period (x)	$10.94	$10.39	$10.17	$10.01	$10.17
Total return (%) (r)(s)(t)(x)	5.74	3.12	4.28	(0.41)	2.47	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.48	0.87	0.74	1.17	(a)
Expenses after expense reductions (f)(h)	0.65	0.65	0.66	0.66	0.66	(a)
Net investment income (loss)	0.64	0.73	0.65	0.51	0.59	(a)
Portfolio turnover	17	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$24,169	$14,632	$17,167	$50,757	$32,990

Class R1	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.19	$9.98	$9.92	$10.13	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.04)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	0.50	0.25	0.35	(0.08)	0.19
Total from investment operations	$0.47	$0.21	$0.31	$(0.15)	$0.15

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.02)
From net realized gain	—	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$—	$(0.25)	$(0.06)	$(0.02)
Net asset value, end of period (x)	$10.66	$10.19	$9.98	$9.92	$10.13
Total return (%) (r)(s)(t)(x)	4.61	2.10	3.30	(1.48)	1.55	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	2.19	2.48	1.90	1.74	2.22	(a)
Expenses after expense reductions (f)(h)	1.65	1.65	1.66	1.66	1.66	(a)
Net investment income (loss)	(0.29)	(0.36)	(0.42)	(0.71)	(0.40	)(a)
Portfolio turnover	17	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$55	$53	$52	$50	$102

See Notes to Financial Statements

19

Financial Highlights – continued

Class R2	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.33	$10.11	$10.00	$10.15	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.01	$0.01	$(0.02)	$0.01
Net realized and unrealized gain (loss)	0.51	0.26	0.35	(0.07)	0.19
Total from investment operations	$0.53	$0.27	$0.36	$(0.09)	$0.20

Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$—	$—	$(0.05)
From net realized gain	—	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$—	$(0.05)	$(0.25)	$(0.06)	$(0.05)
Net asset value, end of period (x)	$10.86	$10.33	$10.11	$10.00	$10.15
Total return (%) (r)(s)(t)(x)	5.13	2.66	3.78	(0.89)	2.01	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.69	1.98	1.40	1.24	1.72	(a)
Expenses after expense reductions (f)(h)	1.15	1.15	1.16	1.16	1.16	(a)
Net investment income (loss)	0.21	0.13	0.08	(0.22)	0.10	(a)
Portfolio turnover	17	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$56	$54	$52	$50	$102

Class R3	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.37	$10.15	$10.01	$10.16	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.04	$0.03	$0.00 (w)	$0.03
Net realized and unrealized gain (loss)	0.52	0.25	0.36	(0.07)	0.19
Total from investment operations	$0.57	$0.29	$0.39	$(0.07)	$0.22

Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.07)	$—	$(0.02)	$(0.06)
From net realized gain	—	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.02)	$(0.07)	$(0.25)	$(0.08)	$(0.06)
Net asset value, end of period (x)	$10.92	$10.37	$10.15	$10.01	$10.16
Total return (%) (r)(s)(t)(x)	5.49	2.90	4.08	(0.74)	2.24	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.44	1.73	1.15	0.99	1.47	(a)
Expenses after expense reductions (f)(h)	0.90	0.90	0.91	0.91	0.91	(a)
Net investment income (loss)	0.45	0.38	0.33	0.03	0.35	(a)
Portfolio turnover	17	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$57	$54	$52	$50	$102

See Notes to Financial Statements

20

Financial Highlights – continued

Class R4	Year ended

	5/31/19	5/31/18	5/31/17	5/31/16	5/31/15 (c)
Net asset value, beginning of period	$10.39	$10.17	$10.00	$10.17	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.07	$0.06	$0.03	$0.06
Net realized and unrealized gain (loss)	0.51	0.25	0.36	(0.08)	0.19
Total from investment operations	$0.58	$0.32	$0.42	$(0.05)	$0.25

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.10)	$—	$(0.06)	$(0.08)
From net realized gain	—	—	(0.25)	(0.06)	—
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.04)	$(0.10)	$(0.25)	$(0.12)	$(0.08)
Net asset value, end of period (x)	$10.93	$10.39	$10.17	$10.00	$10.17
Total return (%) (r)(s)(t)(x)	5.64	3.15	4.39	(0.51)	2.47	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.19	1.48	0.90	0.74	1.22	(a)
Expenses after expense reductions (f)(h)	0.65	0.65	0.66	0.66	0.66	(a)
Net investment income (loss)	0.71	0.64	0.58	0.28	0.60	(a)
Portfolio turnover	17	18	5	26	0	(n)(u)
Net assets at end of period (000 omitted)	$57	$54	$53	$50	$102

Class R6	Year ended

	5/31/19	5/31/18 (i)
Net asset value, beginning of period	$10.39	$10.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$(0.01)
Net realized and unrealized gain (loss)	0.51	0.29
Total from investment operations	$0.59	$0.28

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.10)
Total distributions declared to shareholders	$(0.05)	$(0.10)
Net asset value, end of period (x)	$10.93	$10.39
Total return (%) (r)(s)(t)(x)	5.67	2.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	1.53	(a)
Expenses after expense reductions (f)(h)	0.64	0.64	(a)
Net investment income (loss)	0.74	(0.17	)(a)(l)
Portfolio turnover	17	18
Net assets at end of period (000 omitted)	$5,621	$4,348

See Notes to Financial Statements

21

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.
(l)

Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.

(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at May 31, 2019 was to seek capital appreciation.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination

23

Notes to Financial Statements – continued

of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with

24

Notes to Financial Statements – continued

such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining

25

Notes to Financial Statements – continued

the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of May 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$65,919	$15,900	$—	$81,819
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	1,133,612	—	1,133,612
Mutual Funds	37,928,159	—	—	37,928,159
Total	$37,994,078	$1,149,512	$—	$39,143,590

Other Financial Instruments
Futures Contracts – Assets	$322,951	$—	$—	$322,951

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, and futures contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives
Equity	Equity Futures	$322,951
Equity	Purchased Equity Options	81,819
Total		$404,770

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

26

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$561,319	$(60,381)	$9,136

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)
Equity	$(117,677)	$1,290

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the

27

Notes to Financial Statements – continued

Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2019:

Gross Amounts of:	Derivative Assets
Future Contracts (a)	$286,660
Purchased Options	81,819
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$368,479
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	368,479
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared

28

Notes to Financial Statements – continued

options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty

29

Notes to Financial Statements – continued

credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

30

Notes to Financial Statements – continued

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/19	Year ended 5/31/18
Ordinary income (including any short-term capital gains)	$125,006	$195,007

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/19

Cost of investments	$34,427,740
Gross appreciation	5,093,681

Gross depreciation	(54,880)
Net unrealized appreciation (depreciation)	$5,038,801

Undistributed ordinary income	200,359
Capital loss carryforwards	(3,437,129)

As of May 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(3,437,129)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 5/31/19	Year ended 5/31/18 (i)
Class A	$28,999	$32,337
Class I	74,190	161,027
Class R2	—	249
Class R3	95	378
Class R4	229	509
Class R6	21,493	507
Total	$125,006	$195,007

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2019, this management fee reduction amounted to $3,131, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.34% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%	0.63%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2019. For the year ended May 31, 2019, this reduction amounted to $163,074, which is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

32

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,585 for the year ended May 31, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.06%	$18,132
Class B	0.75%	0.25%	1.00%	1.00%	921
Class C	0.75%	0.25%	1.00%	1.00%	8,228
Class R1	0.75%	0.25%	1.00%	1.00%	535
Class R2	0.25%	0.25%	0.50%	0.50%	272
Class R3	—	0.25%	0.25%	0.25%	137
Total Distribution and Service Fees					$28,225

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2019, this rebate amounted to $14,100 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended May 31, 2019.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2019, the fee was $1,613, which equated to 0.0050% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,257.

33

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2019 was equivalent to an annual effective rate of 0.0546% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2019, the fee paid by the fund under this agreement was $55 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/29/17	R6	4,897	$50,000

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
3/14/18	I	96,061	$1,000,000

At May 31, 2019, MFS held approximately 56% of the outstanding shares of Class B and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended May 31, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$678,637	$—
Non-U.S. Government securities	$15,349,959	$4,903,419

34

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/19		Year ended 5/31/18 (i)

	Shares	Amount	Shares	Amount
Shares sold
Class A	346,988	$3,629,306	292,240	$2,993,713
Class B	496	5,000	2,538	25,878
Class C	44,621	462,623	7,776	78,788
Class I	1,433,835	15,139,801	509,161	5,243,124
Class R6	173,486	1,855,958	420,190	4,280,130
	1,999,426	$21,092,688	1,231,905	$12,621,633

Shares issued to shareholders in reinvestment of distributions
Class A	2,818	$28,999	3,183	$32,337
Class I	7,196	74,190	12,049	122,540
Class R2	—	—	25	249
Class R3	9	95	37	378
Class R4	23	229	50	509
Class R6	22	227	50	507
	10,068	$103,740	15,394	$156,520

Shares reacquired
Class A	(50,987)	$(529,876)	(319,744)	$(3,287,534)
Class C	(32,613)	(331,498)	(86,575)	(868,256)
Class I	(639,079)	(6,824,608)	(801,868)	(8,203,371)
Class R6	(77,916)	(818,657)	(1,774)	(18,428)
	(800,595)	$(8,504,639)	(1,209,961)	$(12,377,589)

Net change
Class A	298,819	$3,128,429	(24,321)	$(261,484)
Class B	496	5,000	2,538	25,878
Class C	12,008	131,125	(78,799)	(789,468)
Class I	801,952	8,389,383	(280,658)	(2,837,707)
Class R2	—	—	25	249
Class R3	9	95	37	378
Class R4	23	229	50	509
Class R6	95,592	1,037,528	418,466	4,262,209
	1,208,899	$12,691,789	37,338	$400,564

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

35

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2019, the fund’s commitment fee and interest expense were $177 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Growth Fund	$7,455,716	$5,124,037	$1,847,496	$4,577	$686,916	$11,423,750
MFS Institutional International Equity Fund	7,344,355	5,578,403	1,469,143	(35,048)	54,947	11,473,514
MFS Institutional Money Market Portfolio	1,943,038	28,130,548	26,412,991	(243)	152	3,660,504
MFS Value Fund	7,335,748	5,458,219	1,586,780	(17,901)	181,105	11,370,391
	$24,078,857	$44,291,207	$31,316,410	$(48,615)	$923,120	$37,928,159

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Growth Fund					$20,574	$327,399
MFS Institutional International Equity Fund					130,782	13,406
MFS Institutional Money Market Portfolio					55,873	—
MFS Value Fund					193,585	124,954
					$400,814	$465,759

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders of MFS Managed Wealth Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Managed Wealth Fund (the “Fund”) (one of the funds constituting the MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from June 27, 2014 (commencement of operations) through May 31, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust X) at May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from June 27, 2014 (commencement of operations) through May 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent and others. Our audits also included evaluating

37

Report of Independent Registered Public Accounting Firm – continued

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts July 17, 2019

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
William Adams Robert Almeida Mike Roberge Barnaby Wiener

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT (for first and third fiscal quarters ending March 31, 2019 or after). The fund’s Form N-Q or Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2019 and 2018, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Absolute Return Fund+	N/A	0
MFS Blended Research Growth Equity Fund	46,656	45,625
MFS Blended Research Mid Cap Equity Fund	45,757	44,746
MFS Blended Research Small Cap Equity Fund	48,224	47,158
MFS Blended Research Value Equity Fund	46,656	45,625
MFS International Diversification Fund	29,783	29,131

Total	217,076	212,285

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	29,887	29,233
MFS Conservative Allocation Fund	29,887	29,233
MFS Emerging Markets Equity Fund	54,815	53,601
MFS Growth Allocation Fund	29,887	29,233
MFS International Growth Fund	54,933	53,715
MFS International Intrinsic Value Fund[5]	54,933	53,715
MFS Managed Wealth Fund	35,783	34,996
MFS Moderate Allocation Fund	29,887	29,233

Total	320,012	312,959

For the fiscal years ended May 31, 2019 and 2018, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Absolute Return Fund+	N/A	0	N/A	14,713	N/A	0
To MFS Blended Research Growth Equity Fund	0	0	7,003	6,846	0	0
To MFS Blended Research Mid Cap Equity Fund	0	0	6,900	6,745	0	0
To MFS Blended Research Small Cap Equity Fund	0	0	7,003	6,846	0	0
To MFS Blended Research Value Equity Fund	0	0	7,003	6,846	0	0
To MFS International Diversification Fund	0	0	7,611	7,440	0	0
Total fees billed by Deloitte To above Funds:	0	0	35,520	49,436	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Absolute Return Fund*+	N/A	0	N/A	0	N/A	0
To MFS and MFS Related Entities of MFS Blended Research Growth Equity Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Blended Research Mid Cap Equity Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS Blended Research Value Equity Fund*	0	0	0	0	5,390	0
To MFS and MFS Related Entities of MFS International Diversification Fund*	0	0	0	0	5,390	0

	Aggregate fees for non-audit services
	2019	2018
Fees billed by Deloitte:
To MFS Absolute Return Fund, MFS and MFS Related Entities#+	N/A	14,713
To MFS Blended Research Growth Equity Fund, MFS and MFS Related Entities#	12,393	6,846
To MFS Blended Research Mid Cap Equity Fund, MFS and MFS Related Entities#	12,290	6,745
To MFS Blended Research Small Cap Equity Fund, MFS and MFS Related Entities#	12,393	6,846
To MFS Blended Research Value Equity Fund, MFS and MFS Related Entities#	12,393	6,846
To MFS International Diversification Fund, MFS and MFS Related Entities#	13,001	7,440

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	5,407	5,285	1,483	1,475
To MFS Conservative Allocation Fund	0	0	5,407	5,285	1,792	1,825
To MFS Emerging Markets Equity Fund	0	0	10,482	10,231	1,411	1,295
To MFS Growth Allocation Fund	0	0	5,407	5,285	2,352	2,392
To MFS International Growth Fund	0	0	10,482	10,231	2,658	2,257
To MFS International Intrinsic Value Fund[5]	0	0	10,482	10,231	8,941	8,212
To MFS Managed Wealth Fund	0	0	8,231	8,041	2,990	5,880
To MFS Moderate Allocation Fund	0	0	5,407	5,285	2,547	2,623
Total fees billed by E&Y To above Funds:	0	0	61,305	59,874	24,174	25,959

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	1,619,369	1,836,118	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	1,619,369	1,836,118	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	1,619,369	1,836,118	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	1,619,369	1,836,118	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS International Growth Fund*	1,619,369	1,836,118	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS International Intrinsic Value Fund*[5]	1,619,369	1,836,118	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Managed Wealth Fund*	1,619,369	1,836,118	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	1,619,369	1,836,118	0	0	104,750	102,450

	Aggregate fees for non-audit services
	2019	2018
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	1,943,909	2,112,328
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	1,944,218	2,112,678
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	1,948,912	2,117,094
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	1,944,778	2,113,245
To MFS International Growth Fund, MFS and MFS Related Entities#	1,950,159	2,118,056
To MFS International Intrinsic Value Fund, MFS and MFS Related Entities#5	1,956,442	2,124,011
To MFS Managed Wealth Fund, MFS and MFS Related Entities#	1,948,240	2,119,489
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	1,944,973	2,113,476

+	MFS Absolute Return Fund liquidated effective March 28, 2018.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[5]	Effective June 1, 2019, MFS International Value Fund was redesignated MFS International Intrinsic Value Fund.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: July 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: July 17, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 17, 2019

*	Print name and title of each signing officer under his or her signature.